   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 12, 1996


                                                      REGISTRATION NO. 33-45315
                                                              FILE NO. 811-6550

                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      (X)


                           PRE-EFFECTIVE AMENDMENT NO. _                  ( )


                        POST-EFFECTIVE AMENDMENT NO. 10                   (X)


                                      AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  (X)


                                   AMENDMENT NO. 12                       (X)


                         (CHECK APPROPRIATE BOX OR BOXES)


                                THE MENTOR FUNDS
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                901 EAST BYRD STREET
                              RICHMOND, VIRGINIA  23219
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                    (804) 782-3648
                            (REGISTRANT'S TELEPHONE NUMBER)



                                    PAUL F. COSTELLO
                                       PRESIDENT
                                  901 EAST BYRD STREET
                               RICHMOND, VIRGINIA  23219
                        (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                       COPY TO:
                               TIMOTHY W. DIGGINS, ESQ.
                                     ROPES & GRAY
                                 ONE INTERNATIONAL PLACE
                                   BOSTON, MA  02110


               IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE

                              (CHECK APPROPRIATE BOX)


             ( )  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

   (X)            ON JAN. 15, 1996 PURSUANT TO PARAGRAPH (B)


   ( )            60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)



   ( )            ON  (DATE) PURSUANT TO PARAGRAPH (A)(1)


   ( )            75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)


   ( )            ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:


   ( ) THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT


              THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2. A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995 WAS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 28, 1995.

                                  THE MENTOR FUNDS
                                CROSS REFERENCE SHEET

                             (as required by Rule 404(c))

          Part A - The Mentor Funds

              N-1A Item No.                            Location

          1.  Cover Page  . . . . . . . . . . . .  Cover Page
          2.  Synopsis  . . . . . . . . . . . . .  Cover Page; Expenses Summary;
                                                   Financial Highlights
          3.  Condensed Financial Information . .  Expenses Summary; Financial
                                                   Highlights
          4.  General Description of Registrant .  Cover Page; Investment
                                                   Objectives and Policies;
                                                   General
          5.  Management of the Fund  . . . . . .  Investment Objectives
                                                   and Policies; Other
                                                   Investment Practices;
                                                   Valuing Shares;
                                                   Distribution Plans; General;
                                                   Management; The Sub-Advisers;
                                                   Performance Information
          5A. Management's Discussion
              of Fund Performance   . . . . . . .  (Contained in the Annual
                                                   Report of the Registrant)
          6.  Capital Stock and Other
                Securities  . . . . . . . . . . .  How to Buy Shares; How
                                                   to Exchange Shares;
                                                   Distributions and Taxes;
                                                   Management; General
          7.  Purchase of Securities Being
                Offered . . . . . . . . . . . . .  Sales Arrangements; How
                                                   to Buy Shares; Management
          8.  Redemption or Repurchase  . . . . .  How to Buy Shares; How
                                                   to Sell Shares; How to
                                                   Exchange Shares
          9.  Pending Legal Proceedings . . . . .  Not Applicable

          Part A - Mentor Balanced Portfolio

              N-1A Item No.                        Location

          1.  Cover Page  . . . . . . . . . . . .  Cover Page
          2.  Synopsis  . . . . . . . . . . . . .  Cover Page; Expense
                                                   summary
          3.  Condensed Financial Information . .  Expense summary;
                                                   Financial highlights
          4.  General Description of Registrant .  Cover Page; Investment
                                                   objective and policies;
                                                   Other investment
                                                   practices
          5.  Management of the Fund  . . . . . .  Investment objective and policies; Other
                                                   investment practices;
                                                   Management of the
                                                   Portfolio; The Mentor
                                                   Funds; Valuing shares;
                                                   Distribution and taxes;
                                                   Custodian and transfer
                                                   and dividend agent;
                                                   Performance information
          5A. Management's Discussion
                of Fund Performance . . . . . . .  (Contained in the Annual
                                                   Report of Mentor
                                                   Balanced Portfolio)
          6.  Capital Stock and Other
                Securities  . . . . . . . . . . .  Management of the
                                                   Portfolio; The Mentor
                                                   Funds; How to buy
                                                   shares; Distributions
                                                   and taxes; General
          7.  Purchase of Securities Being
                Offered . . . . . . . . . . . . .  Management of the
                                                   Portfolio; How to buy
                                                   shares
          8.  Redemption or Repurchase  . . . . .  How to buy shares; How to sell shares;
          9.  Pending Legal Proceedings . . . . .  Not Applicable

          Part B

               N-1A Item No.                       Location

          10.  Cover Page . . . . . . . . . . . .  Cover Page
          11.  Table of Contents  . . . . . . . .  Table of Contents
          12.  General Information and History  .  Cover Page; Introduction
          13.  Investment Objectives and
                 Policies . . . . . . . . . . . .  Investment Restrictions
                                                   (Part I and Part II);
                                                   Certain Investment
                                                   Techniques (Part III)
          14.  Management of the Fund . . . . . .  Management of the Trust;
                                                   Principal Holders of
                                                   Securities; Investment
                                                   Advisory Services;
                                                   Administrative Services;
                                                   Shareholder Servicing
                                                   Plan; Brokerage
                                                   Transactions;
                                                   Distribution (Part III);
                                                   Advisors' Officers
          15.  Control Persons and Principal
                 Holders of Securities  . . . . .  Principal Holders of
                                                   Securities (Part III)
          16.  Investment Advisory and Other
                 Services . . . . . . . . . . . .  Management of the Trust;
                                                   Principal Holders of
                                                   Securities; Investment
                                                   Advisory Services;
                                                   Administrative Services;
                                                   Shareholder Servicing
                                                   Plan; Brokerage
                                                   Transactions;
                                                   Distribution (Part III);
                                                   Custodian

          17.  Brokerage Allocation . . . . . . .  Brokerage Transactions
                                                   (Part III)

          18.  Capital Stock and Other
                 Securities . . . . . . . . . . .  How to Buy Shares;
                                                   Distribution; Determining
                                                   Net Asset Value; Taxes;
                                                   Shareholder Liability
                                                   (Part III)
          19.  Purchase; Redemption and Pricing
                 of Securities Being Offered  . .  Brokerage Transactions;
                                                   Distribution;
                                                   Determining Net Asset
                                                   Value; Redemptions in
                                                   Kind (Part III)
          20.  Tax Status . . . . . . . . . . . .  Investment Restrictions;
                                                   Taxes (Part III)
          21.  Underwriters . . . . . . . . . . .  Distribution
          22.  Calculations of Performance Data .  Performance Information;
                                                   Performance Comparisons
                                                   (Part III)
          23.  Financial Statements . . . . . . .  Independent Accountants;
                                                   Financial Statements
                                                   (Part III)

Part C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration
Statement.




PROSPECTUS                                                     JANUARY  15, 1996

                               THE MENTOR FUNDS

     The Mentor Funds, an open-end management investment company, is offering shares of eight different investment portfolios by this Prospectus: Mentor Growth Portfolio, Mentor Capital Growth Portfolio, Mentor Strategy Portfolio (an asset allocation total return fund), Mentor Income and Growth Portfolio, Mentor Perpetual Global Portfolio (a global growth fund), Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, and Mentor Short-Duration Income Portfolio. CERTAIN OF THE PORTFOLIOS MAY USE "LEVERAGE" -- THAT IS, THEY MAY BORROW MONEY TO PURCHASE ADDITIONAL PORTFOLIO SECURITIES, WHICH INVOLVES SPECIAL RISKS.


     The Mentor Funds provides investors an opportunity to design their own investment programs by investing in a variety of Portfolios offering a wide array of investment strategies. Each Portfolio pursues its investment objectives through the investment policies described in this Prospectus. This Prospectus sets forth concisely the information about The Mentor Funds that a prospective investor should know before investing. Please read this Prospectus carefully and retain it for future reference. You can find more detailed information in the January 15, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement or for other information, please call 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The address of The Mentor Funds is P.O. Box 1357, Richmond, Virginia 23286-0109.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                       PAGE
Expenses Summary...................................       3
Financial Highlights...............................       6
Investment Objectives and Policies.................      11
Valuing the Portfolios' Shares.....................      25
Sales Arrangements.................................      25
Distribution Plans (Class B Shares)................      29
How To Sell Shares.................................      30
How To Exchange Shares.............................      31
Distributions and Taxes............................      31
Management.........................................      32
General............................................      35
Performance Information............................      36
APPENDIX...........................................      37

EXPENSES SUMMARY


     Expenses are one of several factors to consider when investing in a Portfolio. The following tables summarize your maximum transaction costs from investing in each of the Portfolios and expenses each Portfolio expects to incur in the current fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in each of the Portfolios over specified periods.


                                                                                                   CLASS A     CLASS B
                                                                                                   SHARES      SHARES
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)(1)
  Mentor Growth Portfolio......................................................................        5.75%     None
  Mentor Capital Growth Portfolio..............................................................        5.75%     None
  Mentor Strategy Portfolio....................................................................        5.75%     None
  Mentor Income and Growth Portfolio...........................................................        5.75%     None
  Mentor Perpetual Global Portfolio............................................................        5.75%     None
  Mentor Quality Income Portfolio..............................................................        4.75%     None
  Mentor Municipal Income Portfolio............................................................        4.75%     None
  Mentor Short-Duration Income Portfolio.......................................................        1.00%     None
Maximum Sales Charge Imposed on Reinvested Dividends...........................................        None      None
Exchange Fee...................................................................................        None      None
Contingent Deferred Sales Charge (as a percentage of
     the lower of the original purchase price or redemption proceeds of shares redeemed)
     Class A Shares (all Portfolios):..........................................................        None(2)





     Class B Shares(3):
       Growth, Capital Growth, Strategy, Income and       4.0% in the first year, declining to 1.0% in the fifth
          Growth, and Global Portfolios                     year, and eliminated thereafter
       Quality Income, Municipal Income, and              4.0% in the first year, declining to 1.0% in the sixth
          Short-Duration Income Portfolios                  year, and eliminated thereafter





(1) Long-term Class B shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.


(2) A contingent deferred sales charge ("CDSC") of 1.00% is assessed on Class A shares that were purchased without an initial sales charge as part of an investment of over $1 million that are redeemed within one year of purchase.


(3) The amount redeemed is computed as the lesser of the current net asset value of the shares redeemed, and the original purchase price of the shares. See "How to Buy Shares -- Class B Shares."


(4) A CDSC of 1.00% is assessed on Class B shares that are purchased pursuant to certain asset-allocation plans and that are not otherwise subject to the CDSC shown in the table, if those shares are redeemed within one year of purchase. Contact Mentor Distributors, Inc. for more information.

         ANNUAL PORTFOLIO OPERATING EXPENSES
         (As a percentage of average net assets)

                                                            INCOME                                          SHORT-
                                    CAPITAL                   AND                   QUALITY    MUNICIPAL   DURATION
                        GROWTH      GROWTH     STRATEGY     GROWTH      GLOBAL      INCOME      INCOME      INCOME
                       PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
CLASS A SHARES
Management Fees
(after waiver)(1)...      0.70%       0.80%       0.85%       0.75%       1.10%       0.50%(2)    0.60%      0.40%(2)
12b-1 Fees..........      None        None        None        None        None        None        None       None
Shareholder Service
Fees................      0.25%       0.25%       0.25%       0.25%       0.25%       0.25%       0.25%      0.25%
Other Expenses
(after waiver)(1)...      0.37%       0.40%       0.37%       0.37%       0.65%       0.30%       0.30%      0.21%
  Total Portfolio
    Operating
    Expenses(1).....      1.32%       1.45%       1.47%       1.37%       2.00%       1.05%       1.15%      0.86%


                                                            INCOME                                          SHORT-
                                    CAPITAL                   AND                   QUALITY    MUNICIPAL   DURATION
                        GROWTH      GROWTH     STRATEGY     GROWTH      GLOBAL      INCOME      INCOME      INCOME
                       PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
CLASS B SHARES
Management Fees
(after waiver)(1)...      0.70%       0.80%       0.85%       0.75%       1.10%       0.50%(2)    0.60%      0.40%(2)
12b-1 Fees..........      0.75%       0.75%       0.75%       0.75%       0.75%       0.50%       0.50%      0.30%
Shareholder Service
Fees................      0.25%       0.25%       0.25%       0.25%       0.25%       0.25%       0.25%      0.25%
Other Expenses
(after waiver)(1)...      0.37%       0.40%       0.37%       0.37%       0.65%       0.30%       0.30%      0.21%
  Total Portfolio
    Operating
    Expenses(1).....      2.07%       2.20%       2.22%       2.12%       2.75%       1.55%       1.65%      1.16%





         (1) The amounts shown in the tables reflect the expenses each of the Portfolios expects to incur during the current fiscal year. If Total Portfolio Operating Expenses of any Portfolio materially exceed the amounts shown above, Mentor Investment Group, Inc. intends to bear the Portfolio's expenses to that extent. Management Fees for the Global Portfolio were reduced during fiscal 1995 by an expense limitation to 1.05% of the Fund's average net assets. For their last fiscal year, the Portfolios' Total Portfolio Operating Expenses were as follows, without giving effect to any expense limitations in effect during the year: Growth Portfolio, Class
             A -- 1.36%, Class B -- 2.08%; Capital Growth Portfolio, Class
             A -- 1.87%, Class B -- 2.56%; Strategy Portfolio, Class A -- 1.65%, Class B -- 2.08%; Income and Growth Portfolio, Class A -- 1.69%, Class B -- 2.43%; Global Portfolio, Class A -- 2.11%, Class
             B -- 2.79%; Quality Income Portfolio, Class A -- 1.36%, Class
             B -- 1.79%; Municipal Income Portfolio, Class Class A -- 1.43%, Class B -- 1.92%; Short-Duration Income Portfolio, Class
             A -- 1.00%, Class B -- 1.70%. For their last fiscal year, the Portfolios' Other Expenses were as follows, without giving effect to any expense limitations in effect during the year: Growth Portfolio, Class A -- 0.41%, Class B -- 0.38%; Capital Growth portfolio, Class A -- 0.82%, Class B -- 0.76%; Strategy Portfolio, Class A -- 0.55%, Class B -- 0.23%; Income and Growth Portfolio, Class A -- 0.69%, Class B -- 0.68%; Global Portfolio, Class
             A -- 0.81%, Class B -- 0.74%; Quality Income Portfolio, Class
             A -- 0.55%, Class B -- 0.49%; Municipal Income Portfolio, Class
             A -- 0.58%, Class B -- 0.57%; Short-Duration Income Portfolio, Class A -- 0.46%, Class B -- 0.65%. Other Expenses for the Short-Duration Income Portfolio reflect the expense limitation described above; in the absence of the limitation, the Portfolio's
             Other Expenses would be 0.56% for both its Class A and Class B shares, and its Total Portfolio Operating Expenses (without reflecting the waiver of the Management Fees described below) would be 1.31% and 1.61% for its Class A and Class B shares, respectively.


         (2) In order to limit the Portfolios' operating expenses, the investment advisers of each of the Quality Income and Short-Duration Income Portfolios have agreed to limit their compensation until September 30, 1996; in the absence of such limitations, these Portfolios' Management Fees would be 0.60% and 0.50%, respectively, as would have been the case if no expense limitations had been in effect during the last fiscal year.

          The tables are provided to help you understand the expenses of investing in each of the Portfolios and your share of the operating expenses of each of the Portfolios. In the case of Class A shares for the Growth, Strategy, and Short-Duration Income Portfolios, "Other expenses" are estimated based on amounts for the 1995 fiscal period.

     EXAMPLES
          You would pay the following expenses on a $1,000 investment, assuming 5% annual return and no redemption at the end of each period:

                                        1 YEAR               3 YEARS               5 YEARS               10 YEARS
                                  CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B
Growth Portfolio...............     $70        $21        $ 97       $65        $126       $111       $207       $240
Capital Growth Portfolio.......      71         22         101        69         132        118        221        253
Strategy Portfolio.............      72         23         101        69         133        119        223        255
Income and Growth Portfolio....      71         22          98        66         128        114        213        245
Global Portfolio...............      77         28         117        85         159        145        277        308
Quality Income Portfolio.......      58         16          79        49         103         84        170        185
Municipal Income Portfolio.....      59         17          82        52         108         90        181        195
Short-Duration Income
  Portfolio....................      19         12          37        37          57         64        115        141


          You would pay the following expenses on a $1,000 investment assuming redemption at the end of each period:

                                  CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B
Growth Portfolio...............     $70        $61        $ 97       $95        $126       $121       $207       $240
Capital Growth Portfolio.......      71         62         101        99         132        128        221        253
Strategy Portfolio.............      72         63         101        99         133        129        223        255
Income and Growth Portfolio....      71         62          98        96         128        124        213        245
Global Portfolio...............      77         68         117       115         159        155        277        308
Quality Income Portfolio.......      58         56          79        79         103         94        170        185
Municipal Income Portfolio.....      59         57          82        82         108        100        181        195
Short-Duration Income
  Portfolio....................      19         52          37        67          57         74        115        141



          THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY VARY.

         FINANCIAL HIGHLIGHTS
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


              The following tables have been audited by KPMG Peat Marwick LLP, The Mentor Funds' independent auditors. Their report dated November 10, 1995 on the Portfolios' financial statements for the period ended September 30, 1995 is included in the Annual Report dated September 30, 1995, which is incorporated by reference. This table should be read in conjunction with each Portfolio's financial statements and notes thereto, which are included in the Statement of Additional Information and which may be obtained free of charge from The Mentor Funds. The Growth, Strategy, and Short-Duration Income Portfolios are successors to the Mentor Growth, Strategy, and Short-Duration Income Funds, each of which was a series of shares of beneficial interest of Mentor Series Trust, a Massachusetts business trust. Each of those Funds offered only one class of shares until June 1995. Until April 12, 1995, Mentor Quality Income Portfolio was known as "Cambridge Government Income Portfolio"; until that time, the Portfolio was required, among other things, to invest at least 65% of its assets in U.S. Government securities.

         CLASS A SHARES

                                                                                                                      MENTOR
                                                                                                                      INCOME
                                                                                                                        AND
                              MENTOR GROWTH                                                       MENTOR STRATEGY     GROWTH
                                PORTFOLIO              MENTOR CAPITAL GROWTH PORTFOLIO               PORTFOLIO        PORTFOLIO
                                 PERIOD          YEAR        YEAR        YEAR         YEAR            PERIOD           YEAR
                                  ENDED          ENDED       ENDED       ENDED        ENDED            ENDED           ENDED
                                9/30/95*        9/30/95     9/30/94     9/30/93     9/30/92**        9/30/95*         9/30/95
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD             $ 13.37        $ 14.88     $ 15.26     $ 14.21     $   14.18         $ 13.45         $ 15.27
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                          (0.01)          0.02        0.09        0.14          0.08              --            0.40
 Net realized and
   unrealized gain (loss)
   on investments                   2.72           2.91       (0.30)       1.02          0.03            1.79            2.14
 Total from investment
   operations                       2.71           2.93       (0.21)       1.16          0.11            1.79            2.54
LESS DISTRIBUTIONS
 Dividends from net
   investment income                  --             --       (0.04)      (0.11)        (0.08)             --           (0.40)
 In excess of net
   investment income                  --             --          --          --            --              --           (0.03)
 Distributions from
   capital gains                      --          (1.79)      (0.13)         --            --              --           (0.25)
 Distributions in excess
   of capital                         --             --          --          --            --              --              --
 Total Distributions                  --          (1.79)      (0.17)      (0.11)        (0.08)             --           (0.68)
NET ASSET VALUE, END OF
 PERIOD                          $ 16.08        $ 16.02     $ 14.88     $ 15.26     $   14.21         $ 15.24         $ 17.13
Total Return                       20.27%         20.18%      (1.37%)      8.21%         0.78%          13.31%          17.24%
Ratios/Supplemental Data
Net assets, end of period
 (in thousands)                  $20,368        $29,582     $21,181     $31,360     $  20,864         $10,503         $19,888
Ratio of expenses to
 average net assets                 1.36%(a)       1.87%       1.70%       1.49%         1.14%(a)        1.65%(a)        1.69%
Ratio of expenses to
 average net asset
 excluding waiver                   1.36%(a)       1.87%       1.70%       1.59%         1.43%(a)        1.65%(a)        1.69%
Ratio of net investment
 income
 (loss) to average net
 assets                            (0.65%)(a)      0.27%       0.53%       0.96%         1.54%(a)       (0.06%)(a)       2.53%
Portfolio turnover rate               70%           157%        149%        192%           61%            122%             62%



                                                                 MENTOR PERPETUAL
                                                                 GLOBAL PORTFOLIO
                               YEAR            YEAR           YEAR            YEAR
                              ENDED           ENDED           ENDED           ENDED
                             9/30/94        9/30/93***       9/30/95       9/30/94****
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD         $  14.88        $  14.14        $  14.23        $ 14.18
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                        0.31            0.09            0.05          (0.01)
 Net realized and
   unrealized gain (loss)
   on investments                0.64            0.73            1.60           0.06
 Total from investment
   operations                    0.95            0.82            1.65           0.05
LESS DISTRIBUTIONS
 Dividends from net
   investment income            (0.30)          (0.08)             --             --
 In excess of net
   investment income               --              --              --             --
 Distributions from
   capital gains                (0.26)             --              --             --
 Distributions in excess
   of capital                      --              --              --             --
 Total Distributions            (0.56)          (0.08)             --             --
NET ASSET VALUE, END OF
 PERIOD                      $  15.27        $  14.88        $  15.88        $ 14.23
Total Return                     6.54%           5.54%          11.60%          0.35%
Ratios/Supplemental Data
Net assets, end of period
 (in thousands)              $ 17,773        $  9,849        $  6,854        $ 8,882
Ratio of expenses to
 average net assets              1.75%           1.56%(a)        2.06%          2.09%(a)
Ratio of expenses to
 average net asset
 excluding waiver                1.75%           1.94%(a)        2.11%          3.18%(a)
Ratio of net investment
 income
 (loss) to average net
 assets                          2.20%           2.35%(a)        0.26%         (0.10%)(a)
Portfolio turnover rate            78%             13%            155%             2%


         *    For the period from June 5, 1995 to September 30, 1995.

         ** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.


         *** Reflects operations for the period from May 24, 1993 (commencement of operations) to September 30, 1993.


         **** Reflects operations for the period from March 29, 1994
              (commencement of operations) to September 30, 1994.


          (a) Annualized.

      Class A Shares (continued)                                                    MENTOR
                                                                                SHORT-DURATION
                                                                                    INCOME          MENTOR MUNICIPAL
                                     MENTOR QUALITY INCOME PORTFOLIO              PORTFOLIO         INCOME PORTFOLIO
                               YEAR        YEAR        YEAR         YEAR            PERIOD          YEAR        YEAR
                               ENDED       ENDED       ENDED        ENDED           ENDED           ENDED       ENDED
                              9/30/95     9/30/94     9/30/93     9/30/92**        9/30/95*        9/30/95     9/30/94
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD          $ 12.75     $ 14.04     $ 14.39     $   14.30         $12.74         $ 14.42     $ 16.05
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                        0.84        0.84        1.06          0.44           0.22            0.81        0.82
 Net realized and
   unrealized gain (loss)
   on investments                0.61       (1.30)      (0.31)         0.09         (0.03)            0.51       (1.54)
 Total from investment
   operations                    1.45       (0.46)       0.75          0.53           0.19            1.32       (0.72)
LESS DISTRIBUTIONS
 Dividends from net
   investment income            (0.85)      (0.83)      (1.06)        (0.44)        (0.22)           (0.82)      (0.81)
 In excess of net
   investment income            (0.06)         --       (0.04)           --         (0.03)              --          --
 Distributions from
   capital gains                   --          --          --            --             --              --       (0.10)
 Distributions in excess
   of capital                      --          --          --            --             --              --          --
 Total Distributions            (0.91)      (0.83)      (1.10)        (0.44)        (0.25)           (0.82)      (0.91)
NET ASSET VALUE, END OF
 PERIOD                       $ 13.29     $ 12.75     $ 14.04     $   14.39         $12.68         $ 14.92     $ 14.42
Total Return                    11.82%      (3.39%)      5.41%         3.37%          1.51%           9.46%      (4.83%)
Ratios/Supplemental Data
Net assets, end of period
 (in thousands)               $24,472     $30,142     $47,780     $  36,740         $1,002         $20,460     $25,056
Ratio of expenses to
 average net assets              1.32%       1.38%       1.04%         0.36%(a)       0.71%(a)        1.43%       1.24%
Ratio of expenses to
 average net asset
 excluding waiver                1.36%       1.39%       1.22%         1.21%(a)       1.00%(a)        1.43%       1.33%
Ratio of net investment
 income
 (loss) to average net
 assets                          6.73%       6.33%       7.31%         8.00%(a)       4.10%(a)        5.56%       5.43%
Portfolio turnover rate           368%        455%        102%            9%           126%             43%         87%
                               YEAR          YEAR
                              ENDED          ENDED
                             9/30/93       9/30/92**
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD         $  14.76      $   14.29
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                        0.92           0.32
 Net realized and
   unrealized gain (loss)
   on investments                1.32           0.47
 Total from investment
   operations                    2.24           0.79
LESS DISTRIBUTIONS
 Dividends from net
   investment income            (0.92)         (0.32)
 In excess of net
   investment income            (0.03)            --
 Distributions from
   capital gains                   --             --
 Distributions in excess
   of capital                      --             --
 Total Distributions            (0.95)         (0.32)
NET ASSET VALUE, END OF
 PERIOD                      $  16.05      $   14.76
Total Return                    16.00%          5.34%
Ratios/Supplemental Data
Net assets, end of period
 (in thousands)              $ 29,245      $  18,801
Ratio of expenses to
 average net assets              0.71%          0.00%(a)
Ratio of expenses to
 average net asset
 excluding waiver                1.39%          1.26%(a)
Ratio of net investment
 income
 (loss) to average net
 assets                          5.92%          6.21%(a)
Portfolio turnover rate            88%             0%


         *  For the period from June 16, 1995 to September 30, 1995.

         ** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.

          (a) Annualized.

         CLASS B SHARES

                                                                    MENTOR GROWTH PORTFOLIO
                               PERIOD        YEAR         YEAR         YEAR         YEAR         YEAR         YEAR         YEAR
                               ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                              9/30/95*     12/31/94     12/31/93     12/31/92     12/31/91     12/31/90     12/31/89     12/31/88
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $  12.15     $  13.78     $  12.81     $  12.16     $   8.37     $   9.63     $   8.54     $   7.45
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                        (0.13)       (0.15)       (0.08)       (0.06)       (0.09)        0.02         0.13         0.01
 Net realized and
   unrealized gain (loss)
   on investments                 4.03        (0.47)        2.07         1.94         4.30       (1.10)         1.35         1.24
 Total from investment
   operations                     3.90        (0.62)        1.99         1.88         4.21       (1.08)         1.48         1.25
LESS DISTRIBUTIONS
 Dividends from net
   investment income                --           --           --           --           --       (0.05)        (0.12)      (0.01)



                              NINE
                              MOS.         YEAR          PERIOD
                             ENDED        ENDED       4/16/85** TO
                            12/31/87     3/31/87        3/31/86
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                 $  9.91      $   9.34       $  6.67
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                     (0.01)        (0.01)        (0.03)
 Net realized and
   unrealized gain (loss)
   on investments             (2.32)         0.92           2.70
 Total from investment
   operations                 (2.33)         0.91           2.67
LESS DISTRIBUTIONS
 Dividends from net
   investment income              --           --             --



 Distributions in excess
   of net investment
   income                           --           --           --           --           --           --           --          --
 Distributions from
   capital gains                    --        (1.00)       (1.02)       (1.23)       (0.42)      (0.13)        (0.27)      (0.15)
 Distributions in excess
   of capital gains                 --        (0.01)          --           --           --          --            --          --
 Total Distributions                --        (1.01)       (1.02)       (1.23)       (0.42)      (0.18)        (0.39)      (0.16)
NET ASSET VALUE, END OF
  PERIOD                      $  16.05     $  12.15     $  13.78     $  12.81     $  12.16     $   8.37     $   9.63     $   8.54
Total Return                     32.10%       (4.48%)      15.60%       15.46%       50.30%      (11.21%)      17.33%       16.78%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)              $246,326     $190,126     $186,978     $136,053     $108,719     $ 83,540     $107,315     $ 96,425
Ratio of expenses to
  average
  net assets                      2.08%(a)     2.01%        2.02%        2.05%        2.17%        2.25%        2.24%        2.19%
Ratio of expenses to
  average net asset
  excluding waiver                2.08%(a)     2.01%        2.02%        2.05%        2.17%        2.25%          --           --
Ratio of net investment
  income
  (loss) to average net
  assets                         (1.20%)(a)   (1.20%)      (1.12%)      (0.76%)      (0.80%)       0.26%        1.36%        0.16%
Portfolio turnover rate             70%          77%          64%          50%          40%          50%          26%          31%


 Distributions in excess
   of net investment
   income                           --           --           --
 Distributions from
   capital gains                 (0.13)       (0.34)          --
 Distributions in excess
   of capital gains                 --           --           --
 Total Distributions             (0.13)       (0.34)          --
NET ASSET VALUE, END OF
  PERIOD                      $   7.45         9.91     $   9.34
Total Return                    (23.47%)       9.74%       41.77%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)              $ 92,763     $113,317     $ 63,767
Ratio of expenses to
  average
  net assets                      2.18%(a)     2.16%        2.43%(a)
Ratio of expenses to
  average net asset
  excluding waiver                  --           --           --
Ratio of net investment
  income
  (loss) to average net
  assets                         (0.19%)(a)   (0.18%)      (0.53%)(a)
Portfolio turnover rate             33%          34%          35%


         *   For the period from January 1, 1995 to September 30, 1995.

         ** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.

          (a) Annualized.

                                                                                                                          MENTOR
        Class B Shares (continued)                                                                                        INCOME
                                                                                                                            AND
                                                                                                                          GROWTH
                                     MENTOR CAPITAL GROWTH PORTFOLIO                  MENTOR STRATEGY PORTFOLIO           PORTFOLIO
                               YEAR        YEAR        YEAR         YEAR         PERIOD        YEAR          YEAR          YEAR
                               ENDED       ENDED       ENDED        ENDED        ENDED        ENDED          ENDED         ENDED
                              9/30/95     9/30/94     9/30/93     9/30/92**     9/30/95*     12/31/94     12/31/93***     9/30/95
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $ 14.80     $ 15.23     $ 14.22      $ 14.18      $  12.24     $  12.70      $   12.50      $ 15.28
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                        0.25       (0.04)       0.05         0.46            --       (0.06)             --         0.28
 Net realized and
   unrealized gain (loss)
   on investments                2.53       (0.26)       1.02         0.04          2.97       (0.40)           0.20         2.14
 Total from investment
   operations                    2.78       (0.30)       1.07         0.50          2.97       (0.46)           0.20         2.42
LESS DISTRIBUTIONS
 Dividends from net
   investment income               --          --       (0.05)       (0.46)           --           --             --       (0.28)
 In excess of net
   investment income               --          --       (0.01)          --            --           --             --       (0.03)
 Distributions from
   capital gains                (1.79)      (0.13)         --           --            --           --             --       (0.25)
 Distributions in excess
   of capital gains                --          --          --           --            --           --             --           --
 Total Distributions            (1.79)      (0.13)      (0.06)       (0.46)           --           --             --       (0.56)
NET ASSET VALUE, END OF
  PERIOD                      $ 15.79     $ 14.80     $ 15.23      $ 14.22      $  15.21     $  12.24      $   12.70      $ 17.14
Total Return                    19.26%      (2.00%)      7.52%        0.61%        24.26%       (3.61%)         1.60%       16.32%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)              $57,648     $41,106     $57,030      $25,468      $224,643     $179,274      $ 122,177      $46,678
Ratio of expenses to
  average
  net assets                     2.56%       2.46%       2.24%        1.86%(a)      2.08%(a)     2.19%          2.06%(a)     2.43%
Ratio of expenses to
  average
  net asset excluding
  waiver                         2.56%       2.46%       2.34%        2.16%(a)      2.08%(a)     2.19%          2.06%(a)     2.43%
Ratio of net investment
  income
  to average net assets         (0.41%)     (0.22%)      0.21%        0.83%(a)      0.25%(a)    (0.54%)         0.08%(a)     1.78%
Portfolio turnover rate           157%        149%        192%          61%          122%         143%             0%          62%


                             YEAR          YEAR
                             ENDED         ENDED
                            9/30/94     9/30/93****
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                 $ 14.91       $ 14.14
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                      0.21          0.05
 Net realized and
   unrealized gain (loss)
   on investments              0.61          0.77
 Total from investment
   operations                  0.82          0.82
LESS DISTRIBUTIONS
 Dividends from net
   investment income         (0.19)         (0.05)
 In excess of net
   investment income             --            --
 Distributions from
   capital gains             (0.26)            --
 Distributions in excess
   of capital gains              --            --
 Total Distributions         (0.45)         (0.05)
NET ASSET VALUE, END OF
  PERIOD                    $ 15.28       $ 14.91
Total Return                   5.66%         5.54%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)            $43,219       $18,127
Ratio of expenses to
  average
  net assets                   2.44%         2.31%(a)
Ratio of expenses to
  average
  net asset excluding
  waiver                       2.44%         2.69%(a)
Ratio of net investment
  income
  to average net assets        1.51%         1.60%(a)
Portfolio turnover rate          78%           13%



         *    For the period from January 1, 1995 to September 30, 1995.

         ** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.

         *** Reflects operations for the period of October 29, 1993 (commencement of operations) to December 31, 1993.


         **** Reflects operations for the period from May 24, 1993 (commencement of operations) to September 30, 1993.




          (a) Annualized.

         Class B Shares (continued)                                                                             MENTOR
                                                                                                                SHORT
                                                                                                               DURATION
                                  MENTOR PERPETUAL                                                              INCOME
                                  GLOBAL PORTFOLIO                 MENTOR QUALITY INCOME PORTFOLIO             PORTFOLIO
                               YEAR           YEAR           YEAR        YEAR        PERIOD        YEAR          YEAR
                               ENDED          ENDED          ENDED       ENDED       ENDED         ENDED        ENDED
                              9/30/95      9/30/94****      9/30/95     9/30/94     9/30/93      9/30/92**     9/30/95*
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $ 14.15        $ 14.18        $ 12.76     $ 14.06     $  14.40      $ 14.30      $  12.18
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                       (0.05)         (0.04)          0.79        0.82         0.99         0.41          0.59
 Net realized and
   unrealized gain (loss)
   on investments                1.57           0.01           0.61       (1.37)       (0.31)        0.10          0.52
 Total from investment
   operations                    1.52          (0.03)          1.40       (0.55)        0.68         0.51          1.11
LESS DISTRIBUTIONS
 Dividends from net
   investment income               --             --          (0.79)      (0.75)       (0.99)       (0.41)        (0.59)
 In excess of net
   investment income               --             --          (0.06)         --        (0.03)          --         (0.03)
 Distributions from
   capital gains                   --             --             --          --           --           --            --
 Distributions in excess
   of
   capital gains                   --             --             --          --           --           --            --
 Total Distributions               --             --          (0.85)      (0.75)       (1.02)       (0.41)        (0.62)
NET ASSET VALUE, END OF
  PERIOD                      $ 15.67        $ 14.15        $ 13.31     $ 12.76     $  14.06      $ 14.40      $  12.67
Total Return                    10.74%         (0.21%)        11.33%      (3.97%)       4.86%        3.24%         9.22%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)              $12,667        $ 7,987        $62,155     $77,888     $127,346      $65,661      $ 19,871
Ratio of expenses to
  average
  net assets                     2.72%          2.79%(a)       1.74%       1.88%        1.54%        0.83%(a)      1.20%(a)
Ratio of expenses to
  average net asset
  excluding waiver               2.79%          3.93%(a)       1.79%       1.90%        1.72%        1.67%(a)      1.70%(a)
Ratio of net investment
  income
  (loss) to average net
  assets                        (0.40%)        (0.82%)         6.24%       6.21%        6.81%        7.53%(a)      5.04%(a)
Portfolio turnover rate           155%             2%           368%        455%         102%           9%          126%



                                                    MENTOR MUNICIPAL INCOME PORTFOLIO
                                YEAR           YEAR        YEAR        YEAR         YEAR
                                ENDED          ENDED       ENDED       ENDED        ENDED
                             12/31/94***      9/30/95     9/30/94     9/30/93     9/30/92**
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                    $ 12.50        $ 14.43     $ 16.06     $ 14.78      $ 14.29
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                         0.41           0.74        0.74        0.82         0.29
 Net realized and
   unrealized gain (loss)
   on investments                (0.29)          0.52      (1.54)        1.32         0.49
 Total from investment
   operations                     0.12           1.26      (0.80)        2.14         0.78
LESS DISTRIBUTIONS
 Dividends from net
   investment income             (0.41)         (0.74)     (0.73)      (0.82)        (0.29)
 In excess of net
   investment income             (0.03)            --          --      (0.04)           --
 Distributions from
   capital gains                    --             --      (0.10)          --           --
 Distributions in excess
   of
   capital gains                    --             --          --          --
 Total Distributions             (0.44)         (0.74)     (0.83)      (0.86)        (0.29)
NET ASSET VALUE, END OF
  PERIOD                       $ 12.18        $ 14.95     $ 14.43     $ 16.06      $ 14.78
Total Return                      0.95%          9.01%      (5.34%)     15.27%        5.28%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)               $17,144        $39,493     $46,157     $50,976      $24,265
Ratio of expenses to
  average
  net assets                      1.29%(a)       1.92%       1.74%       1.21         0.50%(a)
Ratio of expenses to
  average net asset
  excluding waiver                1.29%(a)       1.92%       1.86%       1.89%        1.76%(a)
Ratio of net investment
  income
  (loss) to average net
  assets                          4.90%(a)       5.07%       4.93%       5.42%        5.80%(a)
Portfolio turnover rate            166%            43%         87%         88%           0%



         *    For the period from January 1, 1995 to September 30, 1995.

         ** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.

         *** Reflects operations for the period of April 29, 1994 (commencement of operations) to December 31, 1993.


         **** Reflects operations for the period from May 24, 1994 (commencement of operations) to September 30, 1994.


          (a) Annualized.

INVESTMENT OBJECTIVES AND POLICIES


     The Mentor Funds is offering by this Prospectus shares of eight Portfolios with differing investment objectives and policies. There can, of course, be no assurance that any Portfolio will achieve its investment objective. The differences in objectives and policies among the Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risk of an investment in each Portfolio. For a discussion of certain investment practices in which the Portfolios may engage, and the risks they may entail, see "Other Investment Practices" below. The investment objectives of the Portfolios, other than those of the Strategy Portfolio and the Short-Duration Income Portfolio, are fundamental policies and may not be changed without shareholder approval. Except for the investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment policies described herein are not fundamental and may be changed by approval of the Trustees without shareholder approval.


     Any percentage limitation on a Portfolio's investments will apply only at the time of investment; a Portfolio would not be considered to have violated any such limitation, unless an excess or deficiency occurs or exists as a result of an investment. In addition, a Portfolio will not necessarily dispose of a security when its rating is reduced below any applicable minimum rating, although the investment adviser or sub-adviser of the Portfolio will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.


MENTOR GROWTH PORTFOLIO
INVESTMENT ADVISER: CHARTER ASSET MANAGEMENT, INC. ("CHARTER")

     The Growth Portfolio's investment objective is long-term capital growth. Although the Portfolio may receive current income from dividends, interest, and other sources, income is only an incidental consideration.

     The Portfolio attempts to achieve long-term capital growth by investing in a diversified portfolio of securities. Under normal circumstances at least 75% of the Portfolio's assets will be invested in common stocks of companies domiciled or located in the United States. Although the Portfolio may invest in companies of any size, the Portfolio invests principally in common stocks of small to mid-sized companies. The Portfolio invests in companies that, in the opinion of Charter, have demonstrated earnings, asset values, or growth potential not yet reflected in their market price. A key indication of such undervaluation considered by Charter is earnings growth which is above average compared to the S&P 500 Index. Other important factors in selecting investments include a strong balance sheet and product leadership in niche markets. Charter believes that such investments may offer better than average potential for long-term capital growth.


     Small and mid-size companies may present greater opportunities for capital growth than do larger companies because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may change in value more than those of larger, more established companies.

MENTOR CAPITAL GROWTH PORTFOLIO
INVESTMENT ADVISER: COMMONWEALTH ADVISORS, INC. ("COMMONWEALTH ADVISORS")

     The investment objective of the Capital Growth Portfolio is to provide long-term appreciation of capital. The Portfolio may invest in a wide variety of securities which Commonwealth Advisors believes offers the potential for capital appreciation over both the intermediate and long term. The Portfolio does not invest for current income.

     The Portfolio invests primarily in common stocks of companies believed by Commonwealth Advisors to have the potential for capital appreciation. The Portfolio may invest without limit in preferred stocks, investment-grade bonds, convertible preferred stocks, convertible debentures and any other class or type of security Commonwealth Advisors believes offers the potential for capital appreciation. In selecting investments, Commonwealth Advisors will attempt to identify securities it believes will provide capital appreciation over the intermediate or long term due to change in the financial condition of issuers, changes in financial conditions generally, or other factors. The Portfolio also may invest in fixed-income securities, and cash or money market investments, for temporary defensive purposes.


MENTOR STRATEGY PORTFOLIO
INVESTMENT ADVISER: WELLESLEY ADVISORS, INC. ("WELLESLEY")


     The Strategy Portfolio's investment objective is to seek high total return on its investments. In seeking to achieve this objective, Wellesley actively allocates the Portfolio's assets among the major asset categories of equity securities, fixed-income securities, and money market instruments. The Portfolio will normally invest some portion of its assets in each asset category, but may invest without limit in any asset category. Total return consists of current income (including dividends, interest, and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses).

     Wellesley believes that the Portfolio has the potential to achieve above-average investment returns at comparatively lower risk by actively allocating its resources among the equity, debt, and money market sectors of the market as opposed to relying solely on just one market sector. For example, Wellesley may at times believe that the equity market holds a higher potential for total return than the debt market and that a relatively large portion of the Portfolio's assets should be allocated to the equity market sector. The reverse would be true at times when Wellesley believes that the potential for total return in the bond market is greater than that in the equity market. Wellesley might also allocate the Portfolio's investments to short-term bonds and money market instruments in order to earn current return and to reduce the potential adverse effect of declines in the bond and equity markets. After determining the portions of the Portfolio's assets to be invested in the various market sectors, Wellesley attempts to select the securities of companies within those sectors offering potential for above-average total return. The achievement of the Portfolio's investment objective depends upon, among other things, the ability of Wellesley to assess correctly the effects of economic and market trends on different sectors of the market. The Portfolio's investments may include both securities of U.S. issuers and securities traded principally in foreign markets. The Portfolio may invest without limit in foreign securities. See "Other Investment Practices -- Foreign Securities" for a description of risks associated with investments in such securities.
     Within the equity sector, Wellesley actively allocates the Portfolio's assets to those industries and issuers it expects to benefit from major market trends or which it otherwise believes offer the potential for above-average total return. The Portfolio may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American, and other U.S. or foreign stock exchanges and in the over-the-counter market.
                                       11

     Within the fixed-income sector, Wellesley seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment-grade securities. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities and corporate debt securities (including zero-coupon securities). A substantial portion of the Portfolio's investments in the fixed-income sector may be in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain other stripped mortgage-backed securities, which have certain special risks. See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" for a description of these risks. The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P") or, if unrated, are deemed by Wellesley to be of comparable quality. While bonds rated Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.

     The money market portion of the Portfolio will contain short-term fixed-income securities issued by private and governmental institutions. Such securities may include, for example, U.S. Government securities; bank obligations; Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least Aa by Moody's or AA by S&P.

MENTOR INCOME AND GROWTH PORTFOLIO
INVESTMENT ADVISER: COMMONWEALTH ADVISORS, INC.
SUB-ADVISER: WELLINGTON MANAGEMENT COMPANY ("WELLINGTON")


     The investment objective of the Income and Growth Portfolio is to provide a conservative combination of income and growth of capital consistent with capital protection. The Portfolio invests in a diversified portfolio of equity securities of companies Wellington believes exhibit sound fundamental characteristics and in investment-grade fixed-income securities and U.S. Government securities, as described below.


     Wellington will manage the allocation of assets among asset classes based upon its analysis of economic conditions, relative fundamental values and the attractiveness of each asset class, and expected future returns of each asset class. The Portfolio will normally have some portion of its assets invested in each asset class at all times but may invest without limit in any asset class.


     The Portfolio may invest in a wide variety of equity securities, such as common stocks and preferred stocks, as well as debt securities convertible into equity securities or that are accompanied by warrants or other equity securities. In selecting equity investments, Wellington will attempt to identify securities of out-of-favor companies which Wellington believes are undervalued. Within the equity asset class, the Portfolio seeks to achieve long-term appreciation of capital and a moderate income level by selecting investments in out-of-favor companies with sound fundamentals. These decisions are based primarily on Wellington's fundamental research and security valuations.


     Within the fixed-income asset class, Wellington seeks to invest in a portfolio that provides as high a level of current income as is consistent with prudent investment risk. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities and corporate debt securities (including zero-coupon securities). The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P or which, if unrated, are deemed by Wellington to be of comparable quality. While fixed-income securities rated Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.

     The Portfolio may invest up to 10% of its assets in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests in real estate. The Portfolio will limit its investment in real estate investment trusts to 10% of its total assets. Such investments may involve many of the risks of direct investment in real estate, such as declines in the value of real estate, risks related to general and local economic conditions, and adverse changes in interest rates. Other risks associated with real estate investment trusts include lack of diversification, borrower default, and voluntary liquidation.

MENTOR PERPETUAL GLOBAL PORTFOLIO
INVESTMENT ADVISER: MENTOR PERPETUAL ADVISORS, L.L.C. ("MENTOR PERPETUAL")

     The investment objective of the Global Portfolio is to seek long-term growth of capital through a diversified portfolio of marketable securities made up primarily of equity securities, including common stocks, preferred stocks, securities convertible into common stocks, and warrants. The Portfolio may also invest in debt securities and other fixed-income securities of private or governmental issuers (including zero-coupon securities) which Mentor Perpetual believes to be consistent with the Portfolio's objective.
     It is expected that the Portfolio's investments will normally be spread broadly around the world, although (except as described in the next sentence) there is no limit on the amount of the Portfolio's assets that may be invested in any single country. Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in securities of at least three countries, one of which may be the United States. The Portfolio may invest all of its assets in securities of issuers outside the United States, and for temporary defensive purposes may at times invest all of its assets in securities of U.S. issuers. To the extent that the Portfolio invests a substantial portion of its assets in securities of issuers located in a single country, it will be more susceptible to adverse economic, business, political, or regulatory conditions in or affecting that country than if it were to invest in a geographically more diverse portfolio. The Portfolio may invest in closed-end investment companies holding foreign securities. The Portfolio also may hold a portion of its assets in cash or cash equivalents, including foreign and domestic money market instruments.

     It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. See "Other Investment Practices -- Foreign securities."


     Mentor Perpetual may seek investment opportunities in securities of large, widely traded companies as well as securities of small, less well known companies. Small companies may present greater opportunities for investment return, but may also involve greater risk. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

     Except as described below, debt and fixed-income securities in which the Portfolio may invest will be investmentgrade securities or those of equivalent quality as determined by Perpetual. The Portfolio may invest up to 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P, or deemed by Mentor Perpetual to be of comparable quality, and may invest in securities rated as low as C by Moody's or D by S&P. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. Securities rated below investment grade are commonly referred to as "junk bonds" and are predominately speculative. Securities rated D may be in default with respect to payment of principal or interest. A description of securities ratings is contained in the Appendix to this Prospectus.


MENTOR QUALITY INCOME PORTFOLIO
INVESTMENT ADVISER: COMMONWEALTH ADVISORS, INC.


     The Quality Income Portfolio's investment objective is to seek high current income consistent with what Commonwealth Advisors believes to be prudent risk. The Portfolio may invest in debt securities, including both U.S. Government and corporate obligations, and in other income-producing securities, including preferred stocks and dividend-paying common stocks. The Portfolio may also hold a portion of its assets in cash or money market instruments.


     Corporate debt obligations and preferred stocks in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Commonwealth Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will normally invest at least 80% of its assets in U.S. Government securities and in other securities rated at least A by Moody's or S&P, or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Commonwealth Advisors to be of comparable quality. A description of securities ratings is contained in the Appendix to this Prospectus.


     Commonwealth Advisors may take full advantage of the entire range of maturities of the securities in which the Portfolio may invest and may adjust the average maturity of the Portfolio's securities from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. The Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain stripped mortgage-backed securities (including certain "residual" interests), which involve certain risks. See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" below. The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors and collars. See "Other Investment Practices -- Interest rate transactions" below for a description of risks associated with these transactions.

MENTOR MUNICIPAL INCOME PORTFOLIO
INVESTMENT ADVISER: COMMONWEALTH ADVISORS, INC.
SUB-ADVISER: VAN KAMPEN/AMERICAN CAPITAL MANAGEMENT, INC. ("VAN KAMPEN")


     The investment objective of the Municipal Income Portfolio is to provide investors with a high level of current income exempt from federal regular income tax, consistent with preservation of capital. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade, or deemed by Van Kampen to be of comparable quality. The Portfolio may invest a substantial portion of its assets in municipal securities that pay interest that is a tax preference item under the federal alternative minimum tax. The Portfolio may not be a suitable investment for investors who are already subject to federal alternative minimum tax or who would become subject to federal alternative minimum tax as a result of an investment in the Portfolio.


     Tax-exempt municipal securities are debt obligations issued by or on behalf of the governments of states (including the District of Columbia) and United States territories or possessions, and their political subdivisions, agencies, and instrumentalities, and certain interstate agencies, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The Portfolio may also invest up to 10% of its assets in tax-exempt money market funds, which will be considered tax-exempt municipal securities for this purpose.


     Up to 20% of the Portfolio's total assets may be invested in tax-exempt municipal securities rated between BB and B-(inclusive) by S&P or between Ba and B3 (inclusive) by Moody's (or equivalently rated short-term obligations) and unrated tax-exempt securities that Van Kampen considers to be of comparable quality. These securities are below investment grade and are considered to be of poor standing and predominantly speculative. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may be small. The Portfolio will not invest in securities rated below B- by S&P or below B3 by Moody's at the time of purchase. The Portfolio may hold a portion of its assets in cash or money market instruments.


     The two principal classifications of municipal securities are "general obligation" and "special revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Special revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source and generally are not payable from the unrestricted revenues of an issuer. Industrial development bonds and private activity bonds are usually special revenue bonds, the credit quality of which is normally directly related to the credit standing of the private user involved.


     There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments. Municipal notes include tax, revenue, and bond anticipation notes of short maturities, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate on any of the above. No more than 5% of the net assets of the Portfolio will be invested in municipal leases. A more detailed description of the types of municipal securities in which the Portfolio may invest is included in the Statement of Additional Information.

     RISKS OF LOWER-GRADE SECURITIES. Investors should carefully consider the risks of owning shares of a mutual fund which invests in lower-grade securities, commonly known as "junk bonds", before making an investment in
                                       15
the Portfolio. The lower ratings of certain securities held by the Portfolio reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Lower-grade securities generally involve greater credit risk than higher-grade municipal securities and are more sensitive to adverse economic changes, significant increases in interest rates, and individual issuer developments. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio may be unable at times to establish the fair value of such securities and may not be able to dispose of such securities in a timely manner at a price which reflects the value of such securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. For more information about the rating services' descriptions of lower-rated municipal securities, see the Appendix to this Prospectus.

     Van Kampen seeks to minimize the risks involved in investing in lower-grade securities through diversification and careful investment analysis. However, the amount of information about the financial condition of an issuer of lower-grade municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. When the Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on Van Kampen's ability than would be the case if the Portfolio were investing in securities in the higher rating categories. To the extent that there is no established retail market for some of the lower-grade securities in which the Portfolio may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity and in the absence of readily available market quotations for lower-grade municipal securities held by the Portfolio, the valuation of the Portfolio's securities becomes more difficult and the use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established market exists as compared with the effects on securities for which such a market does exist. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established market does exist.
     CONCENTRATION. The Portfolio generally will not invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Portfolio may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations, if Van Kampen determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political, and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. The Portfolio reserves the right to invest more than 25% of its assets in industrial development or private activity bonds or in issuers located in any individual state, although Van Kampen has no present intention to invest more than 25% of the Portfolio's assets in issuers located in the same state. If the Portfolio were to invest more than 25% of its assets in issuers located in
                                       16
one state, it would be more susceptible to adverse economic, business, or regulatory conditions in or affecting that state than if it were to invest in a geographically more diverse portfolio.


MENTOR SHORT-DURATION INCOME PORTFOLIO
INVESTMENT ADVISER: COMMONWEALTH INVESTMENT COUNSEL, INC. ("COMMONWEALTH INVESTMENT COUNSEL")

     The Short-Duration Income Portfolio's investment objective is to seek current income. As a secondary objective, the Portfolio seeks preservation of capital, to the extent consistent with its objective of current income. The Portfolio will normally invest at least 65% of its assets in debt securities with a "duration" of three years or less. The Portfolio may invest in U.S. Government securities and debt obligations of private issuers and in preferred stocks and dividend-paying common stocks, and may hold a portion of its assets in cash or money market instruments.
     The Portfolio may at times invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain other stripped mortgage-backed securities (including certain "residual" interests). See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" below for a description of these securities and risks they may entail. The Portfolio may also invest a substantial portion of its assets in securities representing secured or unsecured interests in other types of assets, such as automobile finance or credit card receivables.
     Traditionally, a debt security's "term to maturity" has been used to evaluate the sensitivity of the security's price to changes in interest rates (the security's interest-rate "volatility"). However, a security's term to maturity measures only the period of time until the last payment of principal or interest on the security, and does not take into account the timing of the various payments of principal or interest to be made prior to the instrument's maturity. By contrast, "duration" is a measure of the full stream of payments to be received on a debt instrument, including both interest and principal payments, based on their present values. Duration measures the periods of time between the present time and the time when the various interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by their present values.

     There are some situations where even the standard duration calculation does not properly reflect the interest-rate volatility of a security. For example, floating and variable rate securities often have final maturities of ten years or more; however, their interest-rate volatility is determined based principally on the period of time until their interest rates are reset and on the terms on which they may be reset. Another example where a security's interest-rate volatility is not properly measured by its duration is the case of mortgage-related securities. The stated final maturity of such securities may be up to 30 years, but the actual cash flow on the securities will be determined by the anticipated prepayment rates on the underlying mortgage loans. Therefore, the duration of such a security can change if anticipated prepayment rates change. In these and other similar situations, Commonwealth Investment Counsel will estimate a security's duration using sophisticated analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions, although there can be no assurance that any such estimation will accurately predict actual prepayment rates or their effect on the volatility or value of a security.


     The Portfolio will invest in investment grade debt securities and preferred stocks and, under normal market conditions, the Portfolio will seek to maintain a portfolio of securities with a dollar-weighted average rating of A or better. A security will be considered to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or the equivalent by another nationally recognized rating organization or, if unrated, determined by Commonwealth Investment Counsel to be of comparable quality.

Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. A description of securities ratings is contained in the Appendix to this Prospectus.
     The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors, and collars. See "Other Investment
Practices -- Interest rate transactions" below for a description of risks associated with these transactions.
OTHER INVESTMENT PRACTICES
     Each of the Portfolios (except as noted below) may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.
     MORTGAGE-BACKED SECURITIES; OTHER ASSET-BACKED SECURITIES. Each of the Strategy, Short-Duration Income, Quality Income, and Income and Growth Portfolios may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and, in the case of the Quality Income and Short-Duration Income Portfolios, "residual" interests therein (described more fully below). Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. As a result, mortgage-backed securities are less effective than other securities as a means of "locking in" long-term interest rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.
     Mortgage-backed securities have yield and maturity characteristics that are dependent upon the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities may include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.
     Each of the Strategy, Short-Duration Income, and Quality Income Portfolios may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. A Portfolio may invest in both the interest-only -- or "IO" -- class and the principal-only -- or "PO" -- class. The yield to maturity and price of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's net asset value. This would typically be the case in an environment of falling interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may under some circumstances fail to fully recoup its initial investment in these securities. Conversely, POs tend to
                                       18
increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.
     Certain mortgage-backed securities held by the Portfolios may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     Each of the Quality Income, Short-Duration Income, and Strategy Portfolios may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, the laws of certain states may prevent or restrict repossession of collateral from a debtor.


     The Quality Income and Short-Duration Income Portfolios may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests. "Residual" interests represent the right to any excess cash flow remaining after all other payments are made among the various tranches of interests issued by structured mortgage-backed vehicles. The values of such interests are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgages. In the event of a significant change in interest rates or other market conditions, the value of an investment by the Portfolio in such interests could be substantially reduced and the Portfolio may be unable to dispose of the interests at prices approximating the values the Portfolio had previously assigned to them or to recoup its initial investment in the interests. The Portfolios may invest in new types of mortgage-related securities that may be developed and marketed from time to time. If any of the Portfolios were to invest in such newly developed securities, shareholders would, where appropriate, be notified and this Prospectus would be revised accordingly.


     Mortgage-backed securities and other asset-backed securities are "derivative" securities and present certain special risks. The Portfolios may invest in a wide variety of such securities, including mortgage-backed and other asset-backed securities that will pay principal or interest only under certain circumstances, or in amounts that may increase or decrease substantially depending on changes in interest rates or other market factors. Such securities may experience extreme price volatility in response to changes in interest rates or other market factors; this may be especially true in the case of securities where the amounts of principal or interest paid, or the timing of such payments, varies widely depending on prevailing interest rates.


     A Portfolio's investment adviser or sub-adviser may not be able to obtain current market quotations for certain mortgage-backed or asset-backed securities at all times, or to obtain market quotations believed by it to reflect the values of such securities accurately. In such cases, a Portfolio's investment adviser may be required to estimate the value of such a security using quotations provided by pricing services or securities dealers making a market in such securities, or based on other comparable securities or other bench-mark securities or interest rates. Mortgage-backed and other asset-backed securities in which a Portfolio may invest may be highly illiquid, and a Portfolio may not be able to sell such a security at a particular time or at the value it has placed on that security.


     In calculating the value and duration of mortgage-backed or other asset-backed securities, a Portfolio's investment adviser or sub-adviser will be required to estimate the extent to which the values of the securities are likely to change in response to changes in interest rates or other market conditions, and the rate at which prepayments on the underlying mortgages or other assets are likely to occur under different scenarios. There can be no assurance that a Portfolio's investment adviser or sub-adviser will be able to predict the amount of principal or interest to be paid on any security under different interest rate or market conditions or that its predictions will be accurate, nor can there be any assurance that a Portfolio will recover the entire amount of the principal paid by it to purchase any such securities.


     ZERO-COUPON BONDS. Each of the Global, Income and Growth, Municipal Income, Quality Income, Short-Duration Income, and Strategy Portfolios may at times invest in so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required for federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy this distribution requirement.

     PREMIUM SECURITIES. The Portfolios may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although a Portfolio generally amortizes the amount of any such premium into income, the Portfolio may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, a Portfolio may recognize a capital loss if it holds such securities to maturity.
     OPTIONS AND FUTURES. Each of the Portfolios may buy and sell put and call options on securities it owns or plans to purchase to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, each of the Portfolios may at times seek to hedge against fluctuations in net asset value. In addition, to the extent consistent with applicable law, the Portfolios may buy and sell futures contracts and related options to increase investment return. The Strategy Portfolio may also buy and sell options and futures contracts (including index options and futures contracts) to implement changes in its asset allocations among various market sectors, pending the sale of its existing investments and reinvestments in new securities.

     INDEX FUTURES AND OPTIONS. Each of the Portfolios may buy and sell index futures contracts ("index futures") and options on index futures and indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index futures" contract is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolios may also, to the extent consistent with applicable law, buy and sell index futures and options to increase investment return.

     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. OPTIONS AND FUTURES TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Portfolio that are the subject of a hedge. The successful use by a Portfolio of the strategies described above further depends on the ability of its investment adviser or sub-adviser to forecast market movements correctly.
                                       20

Other risks arise from a Portfolio's potential inability to close out futures or options positions. Although a Portfolio will enter into options or futures transactions only if its investment adviser or sub-adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Transactions in options and futures contracts involve brokerage costs and may require a Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information. Federal tax considerations may also limit a Portfolio's ability to engage in options and futures transactions.
     Each Portfolio's options and futures contract transactions will generally be conducted on recognized exchanges. However, a Portfolio may purchase and sell options in transactions in the over-the-counter markets. A Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. A Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser or sub-adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations.
     LEVERAGE. The Short-Duration Income Portfolio may borrow money to invest in additional securities to seek current income. This technique, known as "leverage," increases the Portfolio's market exposure and risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Portfolio must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Portfolio currently intends to use leverage in order to adjust the dollar-weighted average duration of its portfolio. The Portfolio will not always borrow money for investment and the extent to which the Portfolio will borrow money, and the amount it may borrow, depends on market conditions and interest rates. Successful use of leverage depends on an investment adviser's ability to predict market movements correctly. The amount of leverage (including leverage to the extent employed by the Portfolio through "reverse" repurchase agreements, "dollar-roll" transactions, and forward commitments, described below) that can exist at any one time will not exceed one-third of the value of the Portfolio's total assets.

     SECURITIES LOANS, REPURCHASE AGREEMENTS, FORWARD COMMITMENTS, AND REVERSE REPURCHASE AGREEMENTS. Each Portfolio, other than the Municipal Income Portfolio, may lend portfolio securities and may enter into repurchase agreements with banks, broker/dealers, and other recognized financial institutions. Each of the Strategy and Short-Duration Income Portfolios may enter into each type of transaction on up to 25% of its assets, and each of the Growth, Capital Growth, Global, Income and Growth, and Quality Income Portfolios may enter into each type of transaction on up to one-third of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. Each Portfolio, other than the Growth and Strategy Portfolios, may enter into "reverse" repurchase agreements. Each of the Capital Growth, Quality Income, Income and Growth, and Global Portfolios may do so with respect to up to one-third of its assets, and the Municipal Income Portfolio may do so with respect to up to 5% of its assets. "Reverse" repurchase agreements generally involve the sale by a Portfolio of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Each Portfolio also may enter into forward commitments, in which a Portfolio buys securities for future delivery. Reverse repurchase agreements and forward commitments may increase overall investment exposure and may result in losses.

     DOLLAR ROLL TRANSACTIONS. In order to enhance portfolio returns and manage prepayment risks, each Portfolio, other than the Growth, Strategy, and Municipal Income Portfolios, may engage in dollar roll transactions with
                                       21
respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (I.E., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar-roll transactions may increase overall investment exposure and may result in losses.

     FOREIGN SECURITIES. Each Portfolio other than the Growth and Municipal Income Portfolios may invest in securities principally traded in foreign markets. The Capital Growth and Income and Growth Portfolios will limit such investments to 15% and 10%, respectively, of their total assets. Since foreign securities are normally denominated and traded in foreign currencies, the values of a Portfolio's assets may be affected favorably or unfavorably by changes in currency exchange rates and by exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.
     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of a Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments as described more fully below.
     The risks described above are typically increased to the extent that a Portfolio invests in securities traded in underdeveloped and developing nations, which are sometimes referred to as "emerging markets."
     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Each Portfolio that may invest in foreign securities may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. A Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").
     A Portfolio also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which a Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized
                                       22
exchange-traded contracts and have margin requirements. For transaction hedging purposes, a Portfolio may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Portfolio may also purchase or sell foreign currencies on a spot basis.

     Although there is no limit to the amount of a Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contacts, a Portfolio will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

     INTEREST RATE TRANSACTIONS. In order to attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest-rate sensitivity of the portfolio, the Global, Quality Income, and Short-Duration Income Portfolios may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars. Interest rate swaps involve the exchange by a Portfolio with another party of different types of interest-rate streams (E.G., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Each Portfolio intends to use these interest rate transactions as a hedge and not as a speculative investment. A Portfolio's ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Portfolio's investment adviser or sub-adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

     INDEXED SECURITIES. The Global Portfolio may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices, or other financial indicators. Investment in indexed securities involves certain risks. In addition to the credit risk of the securities issuer and normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the reference instruments. Also, in the case of certain indexed securities where the interest rate is linked to a reference instrument, the interest rate may be reduced to zero and any further declines in the value of the security may then reduce the principal amount payable on maturity. Further, indexed securities may be more volatile than the reference instruments underlying indexed securities.
     PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable gains. The portfolio turnover rates for the ten most recent fiscal years (or for the life of a Portfolio if shorter) are contained in the section "Financial
                                       23

Highlights." The relatively high portfolio turnover rate for the Quality Income Portfolio during fiscal 1994 was due in substantial part to the implementation of the investment program of Pacific Investment Management Company, which differed from the investment program of the Portfolio's previous sub-adviser.


VALUING THE PORTFOLIOS' SHARES


     Each Portfolio calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values. The net asset value for Class A shares will generally differ from that of Class B shares due to the variance in daily net income realized by and dividends paid on each class of shares, and any differences in the expenses of the different classes.

SALES ARRANGEMENTS
     This Prospectus offers investors two classes of shares which bear sales charges in different forms and amounts and which bear different levels of expenses:
     CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed, except that sales at net asset value in excess of $1 million are subject to a contingent deferred sales charge (a "CDSC"). Certain purchases of Class A shares qualify for reduced sales charges. Class A shares currently bear no 12b-1 fees. See "How to Buy Shares -- Class A shares."

     CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within five or six years, depending on the Portfolio. Class B shares also bear 12b-1 fees. Class B shares provide an investor the benefit of putting all of the investor's money to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the 12b-1 fees. See "How to Buy Shares -- Class B shares."

     WHICH ARRANGEMENT IS FOR YOU? The decision as to which class of shares provides a suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. For more information about these sales arrangements, consult your investment dealer or Mentor Distributors. Sales personnel may receive different compensation depending on which class of shares they sell. Shares may only be exchanged for shares of the same class of another Mentor fund and for shares of Cash Resource U.S. Government Money Market Fund. See "How to Exchange Shares."
HOW TO BUY SHARES
     You can open a Portfolio account with as little as $1,000 and make additional investments at any time with as little at $100. Investments under IRAs and investments under qualified retirement plans are subject to a minimum initial investment of $250. The minimum initial investment may be waived for current and retired Trustees, and current and retired employees of The Mentor Funds or Mentor Distributors. You can buy Portfolio shares BY COMPLETING THE ENCLOSED NEW ACCOUNT FORM and sending it to Mentor Distributors along with a check or
                                       24
money order made payable to The Mentor Funds, THROUGH YOUR FINANCIAL INSTITUTION, which may be an investment dealer, a bank, or another institution, OR THROUGH AUTOMATIC INVESTING. If you do not have a dealer, Mentor Distributors can refer you to one.
     AUTOMATIC INVESTMENT PLAN. Once you have made the initial minimum investment in a Portfolio, you can make regular investments of $50 or more on a monthly or quarterly basis through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Mentor Distributors.

     Shares are sold at a price based on a Portfolio's net asset value next determined after Mentor Distributors receives your purchase order. In most cases, in order to receive that day's public offering price, Mentor Distributors or your investment dealer must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must ensure that Mentor Distributors receives your order before the close of regular trading on the New York Stock Exchange for you to receive that day's public offering price.


     CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge. The Portfolio receives the net asset value. The sales charge varies depending on the size of your purchase and is allocated between your investment dealer and Mentor Distributors. The current sales charges for the GROWTH, CAPITAL GROWTH, STRATEGY, INCOME AND GROWTH, and GLOBAL PORTFOLIOS are:

                                                                         SALES CHARGE
                                                                             AS A         SALES CHARGE
                                                                         PERCENTAGE OF        AS A
                                                                            PUBLIC        PERCENTAGE OF
                                                                           OFFERING        NET AMOUNT        DEALER
                                                                             PRICE          INVESTED       COMMISSION*
Less than $50,000.....................................................        5.75%            5.82%          5.00%
$50,000 but less than $100,000........................................        4.75%            4.99%          4.00%
$100,000 but less than $250,000.......................................        3.75%            3.90%          3.00%
$250,000 but less than $500,000.......................................        3.00%            3.09%          2.50%
$500,000 but less than $1 million.....................................        2.00%            2.04%          1.75%
$1 million or more....................................................           0%               0%       (see below )


     The current sales charges for the MUNICIPAL INCOME and QUALITY INCOME PORTFOLIOS are:

                                                                         SALES CHARGE
                                                                             AS A         SALES CHARGE
                                                                         PERCENTAGE OF        AS A
                                                                            PUBLIC        PERCENTAGE OF
                                                                           OFFERING        NET AMOUNT        DEALER
                                                                             PRICE          INVESTED       COMMISSION*
Less than $100,000....................................................        4.75%            4.99%          4.00%
$100,000 but less than $250,000.......................................        4.00%            4.17%          3.25%
$250,000 but less than $500,000.......................................        3.00%            3.09%          2.50%
$500,000 but less than $1 million.....................................        2.00%            2.04%          1.75%
$1 million or more....................................................           0%               0%       (see below )

* At the discretion of Mentor Distributors, the entire sales charge may at times be reallowed to dealers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.
     Shares of the SHORT-DURATION INCOME PORTFOLIO are sold subject to a sales charge of 1%.
                                       25

     There is no initial sales charge on purchases of Class A shares of $1 million or more. However, a CDSC of 1.00% is imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. (A CDSC is also imposed on any shares purchased without a sales charge as part of a purchase of shares of $1 million or more under a purchase accumulation plan. Contact Mentor Distributors for more information.) Any of the shares which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC. In determining whether a CDSC is payable in respect of the shares redeemed, the Portfolio will first redeem shares not subject to any charge. Mentor Distributors receives the entire amount of any CDSC you pay.

     You may be eligible to buy Class A shares at reduced sales charges. Consult your investment dealer or Mentor Distributors for details about Quantity Discounts and Accumulated Purchases, Letters of Intent, the Reinvestment Privilege, Concurrent Purchases, and the Automatic Investment Plan. Descriptions are also included in the New Account Form and in the Statement of Additional Information. Shares may be sold at net asset value to certain categories of investors, including to shareholders of other mutual funds who invest in The Mentor Funds in response to certain promotional activities, and the CDSC may be waived under certain circumstances. See "How to Buy Shares -- General" below.

     Mentor Distributors, the investment advisers, or certain sub-advisers, or affiliates thereof, at their own expense and out of their own assets, may also provide other compensation to dealers in connection with sales of shares of the Portfolios. Compensation may also include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of The Mentor Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     CLASS B SHARES. Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within five or six years of purchase, depending on the Portfolio. The following types of shares may be redeemed without charge: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in "How to Buy Shares -- General" below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested in the shares being redeemed and the dollar amount being redeemed, according to the following table:


                                              CONTINGENT DEFERRED SALES     CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE OF     CHARGE AS A PERCENTAGE OF
                                                  APPLICABLE AMOUNT             APPLICABLE AMOUNT
                                              REDEEMED (GROWTH, CAPITAL     REDEEMED (QUALITY INCOME,
                                              GROWTH, STRATEGY, INCOME        MUNICIPAL INCOME, AND
           YEARS SINCE PURCHASE PAYMENT        AND GROWTH, AND GLOBAL        SHORT- DURATION INCOME
                       MADE                          PORTFOLIOS)                   PORTFOLIOS)
                          1                              4.0%                          4.0%
                          2                              4.0%                          4.0%
                          3                              3.0%                          3.0%
                          4                              2.0%                          2.0%
                          5                              1.0%                          1.0%
                          6                              None                          1.0%
                          7+                             None                          None

     No CDSC is imposed upon the redemption of Class B shares purchased pursuant to certain asset-allocation plans and that are not otherwise subject to the CDSC shown above. However, a CDSC of 1.00% is imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. Consult Mentor Distributors for more information.

     Any of the shares being redeemed which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC. In determining whether a CDSC is payable in respect of the shares redeemed, the Portfolio will first redeem shares not subject to any charge. For this purpose, the amount of any increase in a share's value above its initial purchase price is exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the five- or six-year period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Shares."


EXAMPLE:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 of those shares (including shares purchased through reinvestment of distributions on those 100 shares) at this time, your CDSC will be calculated as follows:

(Bullet) Proceeds of 50 shares redeemed at $12 per share           $600
(Bullet) Minus proceeds of 10 shares not subject to a CDSC
  because they were acquired through dividend reinvestment (10
  x $12)                                                           -120
(Bullet) Minus appreciation on remaining shares, also not
  subject to CDSC (40 x $2)                                         -80
(Bullet) Amount subject to a CDSC                                  $400



Mentor Distributors receives the entire amount of any CDSC you pay. Consult Mentor Distributors for more information.

GENERAL
     A Portfolio may sell its Class A shares without a sales charge and may waive the CDSC on shares redeemed by The Mentor Funds' current and retired Trustees (and their families), current and retired employees (and their families) of Mentor Distributors, each investment adviser or sub-adviser, and each of their affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Mentor Distributors, employees (and their families) of financial institutions having sales agreements with Mentor Distributors (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Portfolio shares), financial institution trust departments investing an aggregate of $1 million or more in one or more funds in the Mentor family, clients of certain administrators of tax-qualified plans, employer-sponsored retirement plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in funds in the Mentor family, shares redeemed under a Portfolio's Systematic Withdrawal Plan (limited to 10% of a shareholder's account in any calendar year), and "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Mentor Distributors. A Portfolio may sell shares without a sales charge or a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. In addition, the CDSC may be waived in the case of (i) redemptions of shares held at the time a shareholder dies or becomes disabled, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is
                                       27
requested within one year of the death or initial determination of disability;
(ii) redemptions in connection with the following retirement plan distributions:
(a) lump-sum or other distributions from a qualified retirement plan following retirement; (b) distributions from an IRA, Keogh Plan, or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1/2; and (c) a tax-free return of an excess contribution to an IRA; (iii) redemptions by pension or profit sharing plans sponsored by Mentor Investment Group, Inc. or an affiliate; and (iv) redemptions by pension or profit sharing plans of which Mentor or any affiliate serves as a plan fiduciary. In addition, certain retirement plans with over 200 employees may purchase Class A shares at net asset value without a sales charge. A Portfolio may sell its Class A shares without a sales charge to shareholders of the mutual funds who invest in The Mentor Funds in response to certain promotional activities (in which case a CDSC of 1% may apply for a period of years after the purchase). Contact Mentor Distributors.

     Shareholders of other funds in the Mentor family may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Portfolio at net asset value.

     If you are considering redeeming or exchanging shares of a Portfolio or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange, or transfer. Otherwise the Portfolio may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.

     To eliminate the need for safekeeping, The Mentor Funds will not issue certificates for your shares unless you request them. Mentor Distributors may, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Portfolios. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.
     Because of the relatively high cost of maintaining accounts, each Portfolio reserves the right to redeem, upon not less than 60 days' notice, any Portfolio account below $500 as a result of redemptions. A shareholder may, however, avoid such a redemption by a Portfolio by increasing his investment in shares of that Portfolio to a value of $500 or more during such 60-day period.
     REINVESTMENT PRIVILEGE. If you redeem Class A or B shares of any Portfolio, you have a one-time right, within 60 days, to reinvest the redemption proceeds plus the amount of CDSC you paid, if any, at the next-determined net asset value. Front-end sales charges will not apply to such reinvestment. Mentor Distributors must be notified in writing by you or by your financial institution of the reinvestment for you to recover the CDSC, or to eliminate the front-end sales charge. If you redeem shares in any of the Portfolios, there may be tax consequences.
DISTRIBUTION PLANS (CLASS B SHARES)

     Mentor Distributors, Inc., having its principal offices at 901 East Byrd Street, Richmond, Virginia 23219, is the principal distributor for the Portfolios' shares.

     Each of the Portfolios has adopted a Distribution Plan under Rule 12b-1 with respect to its Class B shares (each, a "Class B Plan") providing for payments by the Portfolio to Mentor Distributors from the assets attributable to the Portfolio's Class B shares at the annual rate set out under "Summary of Portfolio Expenses -- Annual Portfolio Operating Expenses" above. The Trustees may reduce the amount of payments or suspend the Class B Plan for such periods as they may determine. Mentor Distributors also receives the proceeds of any CDSC imposed on redemptions of shares.
                                       28

     Payments under the Plans are intended to compensate Mentor Distributors for services provided and expenses incurred by it as principal underwriter of a Portfolio's Class B shares. Mentor Distributors may select financial institutions (such as a broker/dealer or bank) to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by Mentor Distributors. Mentor Distributors may suspend or modify such payments to dealers. Such payments are also subject to the continuation of the relevant Class B Plan, the terms of any agreements between dealers and Mentor Distributors, and any applicable limits imposed by the National Association of Securities Dealers, Inc.
HOW TO SELL SHARES
     You can sell your shares in any Portfolio to the Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your investment dealer. The Portfolio will only redeem shares for which it has received payment.
     SELLING SHARES DIRECTLY TO A PORTFOLIO. Send a signed letter of instruction or stock power form, along with any certificates that represent shares you want to sell, to The Mentor Funds, c/o Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171. The price you will receive is the net asset value next calculated after your request is received in proper form less any applicable CDSC. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. If you sell shares having a net asset value of $50,000 or more or if you want your redemption proceeds payable to you at a different address or to someone else, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. See the Statement of Additional Information for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Mentor Distributors, and many commercial banks. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, or fiduciary, or surviving joint owner. Contact Mentor Distributors for details.
     SELLING SHARES BY TELEPHONE. You may use Mentor Distributors' Telephone Redemption Privilege to redeem shares from your account unless you have notified Mentor Distributors of an address change within the preceding 15 days. Unless an investor indicates otherwise on the New Account Form, Mentor Distributors will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Mentor Distributors with his or her account registration and address as it appears on Mentor Distributors' records. Mentor Distributors will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Mentor Distributors may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Mentor Distributors. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Mentor Distributors by telephone in which case you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege may be modified or terminated without notice.
     SELLING SHARES THROUGH YOUR INVESTMENT DEALER. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Mentor Distributors, and may charge you for its services.
                                       29

     The Portfolio generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
     SYSTEMATIC WITHDRAWAL PROGRAM. You may redeem Class A or B shares of a Portfolio through periodic withdrawals for a predetermined amount. Only shareholders with accounts valued at $10,000 or more are eligible to participate. Class B shares redeemed under the Systematic Withdrawal Program are not subject to a CDSC, but the aggregate withdrawals of Class B shares in any year are limited to 10% of the value of the account at the time of enrollment. Contact Mentor Distributors for more information.
HOW TO EXCHANGE SHARES

     Except as otherwise described below, you can exchange your shares in a Portfolio worth at least $1,000 for shares of the same class of any other Portfolio at net asset value beginning 15 days after purchase. You may also exchange shares of any Portfolio for shares of Cash Resource U.S. Government Money Market Fund (the "Cash Fund"). If you exchange shares subject to a CDSC, the transaction will not be subject to a CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares, using the schedule of the Portfolio from which your first exchange was effected. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. (If you exchange your shares for shares of the Cash Fund, the period when you hold shares of the Cash Fund will not be included in calculating the length of time you have owned the shares subject to the CDSC, and any CDSC payable on redemption of your shares will be reduced by the amount of any payment collected by the Cash Fund under its distribution plan in respect of those shares. Contact Mentor Distributors for information.)

     To exchange your shares, simply complete an Exchange Authorization Form and send it to The Mentor Funds, c/o BFDS, 2 Heritage Drive, North Quincy, Massachusetts 02171. Exchange Authorization Forms are available by calling or writing Mentor Distributors. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available. Mentor Distributors' procedures for telephonic transactions are described above under "How to Sell Shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares which remain outstanding. Ask your investment dealer or Mentor Distributors for a prospectus relating to the Cash Fund. Shares of certain of the Portfolios may not available to residents of all states.

     The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Mentor Distributors or the Trustees believe doing so would be in the best interests of a Portfolio, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Mentor Distributors before requesting an exchange by calling 1-800-382-0016. See the Statement of Additional Information to find out more about the exchange privilege.

DISTRIBUTIONS AND TAXES

     Dividends, if any, are declared daily and paid monthly for the Quality Income, Short-Duration Income, and Municipal Income Portfolios. Any dividends for the other Portfolios are declared and paid as follows: quarterly for the Income and Growth Portfolio; and annually for the Capital Growth, Global, Growth, and Strategy Portfolios. Each Portfolio will distribute its net capital gain, if any, at least annually. All dividends and distributions of net capital gain will be invested in additional shares of the same class of a Portfolio unless a shareholder requests in writing to receive the dividend or distribution in cash.
     Each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
     All Portfolio distributions, other than exempt-interest dividends, will be taxable to you as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long you have held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year The Mentor Funds will notify you of the amount and tax status of distributions paid to you by your Portfolio for the preceding year.
     The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. You should consult your tax adviser to determine the precise effect of an investment in a Portfolio on your particular tax situation.

     To permit the Quality Income, Municipal Income, and Short-Duration Income Portfolios to maintain more stable monthly distributions, each of those Portfolios may from time to time pay out less than the entire amount of net investment income earned in any particular period. Any such amount retained by a Portfolio would be available to stabilize future distributions. As a result, the distributions paid by either Portfolio for any particular period may be more or less than the amount of net investment income actually earned by the Portfolio during that period.


     MUNICIPAL INCOME PORTFOLIO. Distributions designated by the Portfolio as "exempt-interest dividends" are not generally subject to federal income tax. The Portfolio may engage in investment activities that produce taxable income, the distribution of which will be taxable to shareholders as described above. If you receive Social Security and railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Portfolio may have on the taxation of your benefits. In addition, an investment in the Portfolio may result in liability for federal alternative maximum tax and for state and local taxes, both for individual and corporate shareholders.


MANAGEMENT


     The Trustees of The Mentor Funds are responsible for generally overseeing the conduct of its business. COMMONWEALTH ADVISORS, INC. acts as investment manager of each of the Portfolios other than the Growth, Short-Duration Income, Global, and Strategy Portfolios. CHARTER ASSET MANAGEMENT, INC. acts as investment manager to the Growth Portfolio; COMMONWEALTH INVESTMENT COUNSEL, INC. acts as investment manager to the Short-Duration Income Portfolio; MENTOR PERPETUAL ADVISORS, L.L.C. acts as investment manager to the Global Portfolio; WELLESLEY ADVISORS, INC. acts as investment manager to the Strategy Portfolio. Each of the investment advisers, except Mentor Perpetual, is a wholly-owned subsidiary of Mentor Investment Group, Inc. ("Mentor"), which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. Mentor Perpetual is owned equally by Mentor and Perpetual plc, a diversified financial services holding company. Each of the investment advisers is located at 901 East Byrd Street, Richmond, Virginia.

     Each of the Portfolios pays management fees to its manager at the annual rates described above under "Summary of Portfolio Expenses -- Annual Portfolio Operating Expenses", except that the Global Portfolio pays fees equal to 1.10% of its average daily net assets up to and including $75 million and 1.00% of the average daily net assets of the Portfolio in excess of $75 million. The advisory fees paid by the Growth, Capital Growth, Income and Growth, and Global Portfolios are higher than those paid by many other mutual funds. An investment adviser may from time to time voluntarily waive some or all of its investment advisory fees and may terminate any such voluntary waiver of some or all of its investment advisory fees at any time in its sole discretion.


     Commonwealth Advisors was incorporated under the laws of Virginia in 1991 and has assets under management in excess of $300 million. All of its directors and officers serve as directors or officers of other investment advisory firms affiliated with Wheat First Butcher Singer. Commonwealth Advisors has served as investment adviser to each of the Portfolios identified above since their inception; however, prior to April 12, 1995, all investment decisions for each of the Portfolios were made by sub-advisers to those Portfolios. For certain of the Portfolios, Commonwealth Advisors now furnishes a continuous investment program. All of the investment advisory personnel of Commonwealth Advisors have substantial experience in the investment advisory field and provide advisory services to other mutual funds in the Mentor family.


     Charter is a registered investment adviser with total assets under management exceeding $380 million. Charter provides investment management and advisory services to a wide variety of individual and institutional clients. Commonwealth Investment Counsel currently has assets under management in excess of $4 billion, and serves as investment adviser to Cash Resource Trust and Mentor Institutional Trust, both open-end investment companies, and Mentor Income Fund, Inc., a closed-end investment company. Mentor Perpetual is a newly organized investment advisory firm owned equally by Perpetual plc and Mentor. The Perpetual organization currently serves as investment adviser for assets of more than $6 billion. Its clients include 28 unit investment trusts and other public investment pools for over 150 clients, including private individuals, charities, pension plans, and life assurance companies. Wellesley is a newly organized investment advisory firm with assets under management of approximately $240 million. Each of its directors and officers serves as director and officer of other investment advisory firms affiliated with Wheat First Butcher Singer.


     All investment decisions made for the Portfolios by Commonwealth Advisors, Charter, Commonwealth Investment Counsel, Mentor Perpetual, and Wellesley are made by investment committees at the respective firms, made up of investment professionals at those firms.

THE SUB-ADVISERS

     VAN KAMPEN AMERICAN CAPITAL MANAGEMENT INC. ("Van Kampen") serves as sub-adviser to the Municipal Income Portfolio. Van Kampen, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, was incorporated in 1990 and commenced operations in 1992. Van Kampen currently provides investment advice to a wide variety of individual, institutional, and investment company clients. Van Kampen is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which, in turn, is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is indirectly controlled by Clayton & Dubilier Associates IV Limited Partnership, the general partners of which are Joseph L. Rice, III, B. Charles Ames, William A. Barby, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe, and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc., a New York-based private investment firm. As of December 1, 1995, Van Kampen, together with its affiliates, managed or supervised approximately $55.5 billion of assets.


     David C. Johnson, Senior Vice President of Van Kampen, is manager of the Municipal Income Portfolio. Mr. Johnson joined Van Kampen in 1989 and has served as portfolio manager of the Municipal Income Portfolio since its inception. Mr. Johnson has fourteen years of management experience in the tax-free fixed-income sector. Currently, he is responsible for the management and supervision of 52 Van Kampen municipal funds, including both open and closed-end funds, with total assets exceeding $12 billion.


     WELLINGTON MANAGEMENT COMPANY ("Wellington") serves as sub-adviser to the Income and Growth Portfolio. Wellington, located at 75 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of September 30, 1995, Wellington had discretionary investment management authority with respect to approximately $102.4 billion in assets. Wellington and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. For its services as sub-adviser, Commonwealth Advisors pays Wellington a fee at the annual rate expressed as a percentage of the Portfolio's assets as follows: 0.325% on the first $50 million in assets, 0.275% on the next $150 million in assets, 0.225% on the next $300 million in assets, and 0.200% on assets over $500 million.


     Paul D. Kaplan, Senior Vice President of Wellington, and Arnold C. Schneider III, Senior Vice President of Wellington, have served as portfolio managers to the Portfolio since its inception in May 1993. Mr. Kaplan manages the fixed-income and U.S. Government securities portion of the Portfolio, and Mr. Schneider manages the equity securities portion of the Portfolio. Mr. Kaplan has been a portfolio manager with Wellington since 1982 and Mr. Schneider has been a portfolio manager with Wellington since 1987.


     GENERAL. Subject to the general oversight of the Trustees, each Portfolio's investment adviser or sub-adviser manages its respective Portfolio in accordance with the stated policies of the Portfolio. Each makes investment decisions for a Portfolio and places the purchase and sale orders for the Portfolio's transactions. In addition, each pays the salaries of all officers and employees who are employed by both it and The Mentor Funds. The Mentor Funds pays all expenses not assumed by the investment advisers and sub-advisers, or Mentor, including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Portfolios' Class B Plans.

     In selecting broker-dealers, the investment adviser or sub-adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, a Portfolio's investment adviser or sub-adviser may consider sales of shares of The Mentor Funds (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers.
     Until April 12, 1995, Scudder, Stevens & Clark served as sub-adviser to the Perpetual Global Portfolio; Phoenix Investment Counsel, Inc. served as sub-adviser to the Mentor Capital Growth Portfolio; and Pacific Investment Management Company served as sub-adviser to the Mentor Quality Income Portfolio (when that Portfolio was known as the Cambridge Government Income Portfolio). OTHER SERVICES

     ADMINISTRATIVE SERVICES. Mentor Investment Group, Inc., located at 901 East Byrd Street, Richmond, Virginia 23219, provides each Portfolio with certain administrative personnel and services necessary to operate each Portfolio, such as bookkeeping and accounting services. Mentor provides these services to each of the Portfolios at an annual rate of 0.10% of each Portfolio's average net assets.


     SHAREHOLDER SERVICING PLAN. The Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with The Mentor Funds to provide administrative support services to their customers who are Portfolio shareholders. In return for providing these support services, a financial institution may receive payments at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of a Portfolio. These administrative services may include, but are not limited to, the following functions; providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolios; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Portfolios reasonably request.

     In addition to receiving payments under the Service Plan, financial institutions may be compensated by a Portfolio's investment adviser, a sub-adviser, and/or Mentor, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolios. These payments will be made directly by a Portfolio's investment adviser, sub-adviser, and/or Mentor and will not be made from the assets of any of the Portfolios.
GENERAL

     The Mentor Funds is a Massachusetts business trust organized on January 20, 1992. A copy of the Declaration of Trust of The Mentor Funds, which is governed by Massachusetts law, is on file with the Secretary of State of the Commonwealth of Massachusetts.


     The Mentor Funds is an open-end, diversified, series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of The Mentor Funds may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Mentor Funds' shares are currently divided into nine series, eight of which are being offered by this Prospectus. Each series offered by this prospectus issues shares of two classes, Class A and Class B. Each share has one vote, with fractional shares voting proportionally. Shares of each series will vote together as a single series except when required by law or determined by the Trustees. Shares of each Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of that Portfolio. The Mentor Funds may suspend the sale of shares at any time and may refuse any order to purchase shares. Although The Mentor Funds is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

     In June, 1995, Mentor Growth Fund, Mentor Strategy Fund, and Mentor Short-Duration Income Fund, series of shares of Mentor Series Trust, a Massachusetts business trust, were reorganized as the Mentor Growth Portfolio, Mentor Strategy Portfolio, and Mentor Short-Duration Income Portfolio, respectively.
     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for each Portfolio, except that State Street Bank & Trust Company, P.O. Box 8602, Boston, Massachusetts 02266 serves as custodian for the Global Portfolio. Boston Financial Data Services, Inc. is transfer agent and dividend disbursing agent for the Portfolios. The Trust's independent auditors are KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110.
                                       34

PERFORMANCE INFORMATION

     Yield and total return data may from time to time be included in advertisements about the Portfolios. A Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. "Total return" for the one-, five- and ten-year periods (or for the life of the Portfolio, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Portfolio at the maximum public offering price (in the case of Class A shares) and reflecting (in the case of Class B shares) the deduction of any applicable CDSC. Total return may also be presented for other periods or based on investment at reduced sales charge levels or at net asset value. Investment performance of different classes of shares of a Portfolio will differ. Any quotation of investment performance not reflecting a CDSC would be reduced if such sales charges were reflected. Quotations of yield or total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Portfolio's performance may be compared to various indices. See the Statement of Additional Information for more information. Information may be presented in advertisements about a Portfolio describing the background and professional experience of the Portfolio's investment adviser, sub-adviser, or any of their personnel.


     ALL DATA ARE BASED ON A PORTFOLIO'S PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio, the Portfolio's operating expenses, and which class of shares you purchase. Investment performance also often reflects the risks associated with a Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles.


     As permitted by applicable law, performance information for a Portfolio whose investment adviser or sub-adviser has changed may be presented only for periods after the change was effected.
                                       35

                                                                        APPENDIX
MOODY'S INVESTORS SERVICE, INC., LONG-TERM MUNICIPAL DEBT RATINGS
     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

STANDARD AND POOR'S LONG-TERM MUNICIPAL DEBT RATINGS

     AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
                                       36

     BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.
     PLUS (+) OR MINUS (-): The ratings from "A" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
MOODY'S INVESTORS SERVICE, INC., SHORT-TERM LOAN RATINGS
     MIG1/VMIG1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.
     MIG2/VMIG2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

STANDARD AND POOR'S MUNICIPAL NOTE RATINGS


     SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus sign (+) designation.


     SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH INVESTORS SERVICE, INC., SHORT-TERM DEBT RATINGS
     F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
     F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment.
MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS
     P-1 -- Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
     P-2 -- Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS


     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

THE MENTOR FUNDS
PROSPECTUS
AN OPEN-END MANAGEMENT
INVESTMENT COMPANY
(Bullet) Mentor Growth Portfolio
(Bullet) Mentor Capital Growth Portfolio
(Bullet) Mentor Strategy Portfolio
(Bullet) Mentor Income and Growth Portfolio
(Bullet) Mentor Perpetual Global Portfolio
(Bullet) Mentor Quality Income Portfolio
(Bullet) Mentor Municipal Income Portfolio
(Bullet) Mentor Short-Duration Income Portfolio

January 15, 1996


MENTOR FUNDS LOGO

P R O S P E C T U S                                             January 15, 1996




                           Mentor Balanced Portfolio


         Mentor Balanced Portfolio seeks capital growth and current income. The Portfolio is a series of shares of beneficial interest of The Mentor Funds, an open-end, diversified management investment company. The Portfolio invests in a diversified portfolio of debt and equity securities which Commonwealth Investment Counsel, Inc., the Portfolio's investment adviser, believes will produce both capital growth and current income. The Portfolio may use "leverage" -- that is, it may borrow money to purchase additional portfolio securities, which involves special risks. See "Other investment practices and risk factors -- Leverage" on page 7.


         This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. You can find more detailed information in the January 15, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement or for other information, call 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23286-0109.



                              --------------------

                           Mentor Distributors, Inc.
                                  Distributor
                              --------------------





    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
          HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
             UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense summary


Expenses are one of several factors to consider when investing in the Portfolio. The following table summarizes your maximum transaction costs from investing in the Portfolio and expenses incurred by the Portfolio based on its most recent fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Portfolio over specified periods.

      Shareholder Transaction Expenses:
      Maximum Sales Load Imposed On Purchases                       None
      Maximum Sales Load Imposed on Reinvested Dividends            None
      Redemption Fees                                               None
      Exchange Fees                                                 None
      Contingent Deferred Sales Charge
       (as a percentage of the lower of the original purchase
       price or redemption proceeds of shares redeemed):            5.0% in the
                                                                    first year,
                                                                    declining to
                                                                    1.0% in the
                                                                    fifth year,
                                                                    and
                                                                    eliminated
                                                                    thereafter

Annual Portfolio Operating Expenses:
(as a percentage of average net assets)
   Management Fees                                                     0.75%(1)
   12b-1 Fees                                                          0.75%(1)
   Shareholders Service Fee                                            0.25%(1)
   Other Expenses                                                      0.30%(2)
                                                                       -----
   Total Portfolio Operating Expenses                                  2.05%(2)

---------------

     (1) During the Portfolio's last fiscal year, Commonwealth Investment Counsel Inc. ("Commonwealth"), the Portfolio's investment adviser, waived all Management Fees, and Wheat, First Securities, Inc. ("Wheat"), and Mentor Distributors, Inc., the distributors of the Portfolio for fiscal 1995, waived all 12b-1 Fees and Shareholder Service Fees. Commonwealth and/or Mentor Distributors may waive all or a portion of such fees for the current fiscal year. The amounts shown in the table show expenses in the absence of the waivers.

     (2) Reflects the waiver by Mentor Investment Group, Inc. ("Mentor") of fees pursuant to its Administration Agreement with the Portfolio. In the absence of the waiver, Other Expenses would be 0.40%, and Total Portfolio Operating Expenses would be 2.15%.

     Examples

     Your investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:


 1 year             3 years             5 years               10 years
 ------             -------             -------               --------

   71                 94                  120                   238


     You would pay the following expenses on the same investment, assuming no redemption:


  1 year             3 years             5 years               10 years
  ------             -------             -------               --------

    21                 64                  110                   238


     This information is provided to help you understand the expenses of investing in the Portfolio and your share of the estimated operating expenses of the Portfolio. The information concerning the Portfolio is based on the expenses the Portfolio expects to incur during its first full fiscal year. The Example should not be considered a representation of future performance; actual expenses may be more or less than those shown. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

     Financial Highlights


     The financial highlights presented below for the Portfolio have been audited by KPMG Peat Marwick LLP, independent auditors. The report of KPMG Peat Marwick LLP is contained in the Statement of Additional Information, which may be obtained in the manner described on the cover page of this Prospectus. See "Financial Statements" and "Independent Auditor's Report" in the Statement of Additional Information.



                                                                    Mentor Balanced Portfolio
                                                               ----------------------------------


                                                                  Period Ended      Year Ended
                                                                    9/30/95*         12/31/94**
     Per Share Operating Performance

     Net asset value, beginning of
       period..............................................         $12.44            $  12.50
       Net Investment income (loss)........................           0.36                0.22
       Net realized and unrealized gain (loss)
         on investments....................................           2.08              (0.09)

     Total from investment operations......................           2.44                0.13

     Less distributions
       Dividends from net investment income................          (0.03)              (0.19)

     Net asset value, end of period........................         $14.85             $ 12.44

     Total return..........................................          19.28%               1.00%

     Ratios/Supplemental Data

     Net assets, end of period
        (in 000's).........................................         $3,210              $2,911
     Ratio of expenses to average
       net assets..........................................       0.50%(a)            0.50%(a)
     ......................................................
     Ratio of net investment income (loss)
       to average net assets...............................       3.26%(a)            3.32%(a)
     Portfolio turnover rate...............................            65%                 71%

     ------------
     * For the period January 1, 1995 to September 30, 1995.
     **For the period from June 21, 1994 (commencement of operations) to December 31, 1994.
     (a) Annualized.

     Investment objective and policies


         Mentor Balanced Portfolio's investment objective is to seek capital growth and current income. The Portfolio invests in a diversified portfolio of equity and fixed-income securities which Commonwealth believes will produce both capital growth and current income. There can, of course, be no assurance that the Portfolio will achieve its investment objective. The Portfolio is a series of The Mentor Funds (the "Trust"), a diversified, open-end series investment company. The Trustees would not materially change the Portfolio's investment objective without shareholder approval.


         The Portfolio may invest in almost any type of security. The Portfolio's securities will include some securities selected primarily to provide for growth in value, others selected for current income, and other for stability of principal.

         Commonwealth will adjust the proportions of the Portfolio's assets invested in the different types of securities in order to adjust to changing market conditions. For example, under certain market conditions, Commonwealth may judge that most of the Portfolio's assets should be invested in equity securities, and that only a relatively small portion of the Portfolio's assets should be invested in fixed-income securities. At other times, Commonwealth may invest most of the Portfolio's assets in fixed-income securities, with a corresponding reduction in the portion of the Portfolio's assets invested in equity securities. Under normal circumstances, the Portfolio will invest at least 25% of its assets in fixed-income securities and 25% of its assets in equity securities.

         The Portfolio will invest in debt securities and preferred stocks of investment grade, and the Portfolio will seek under normal market conditions to maintain a portfolio of securities with a dollar-weighted average rating of A or better. A security will be considered to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation or the equivalent by another nationally recognized rating organization or, if unrated, determined by Commonwealth to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

         At times Commonwealth may decide that conditions in the securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Commonwealth may temporarily use alternative investment strategies primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio would be permitted to hold all or any portion of its assets in high quality fixed-income securities, cash, or money market instruments. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.


         Mortgage-backed securities; other asset-backed securities. The Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations and certain stripped mortgage-backed securities and "residual" interests therein. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. As a result, mortgage-backed securities are less effective than other securities as a means of "locking in" long-term interest rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Portfolio's mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.


         Mortgage-backed securities have yield and maturity characteristics that are dependent upon the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities may include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.


         Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. The Portfolio may invest in both the interest-only -- or "IO" -- class and the principal-only -- or "PO" -- class. The yield to maturity and price of an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's average duration and net asset value. This would typically be the case in an environment of falling interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may under some circumstances fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolio's ability to buy or sell those securities at any particular time.





         Certain securities held by the Portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


         The Portfolio may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, the laws of certain states may prevent or restrict repossession of collateral from a debtor.





         The Portfolio may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests, as well as new types of mortgage-related securities that may be developed and marketed from time to time. "Residual" interests represent the right to any excess cash flow remaining after all other payments are made among the various tranches of interests issued by structured mortgage-backed vehicles. The values of such interests are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgages. In the event of a significant change in interest rates or other market conditions, the value of an investment by the Portfolio in such interests could be substantially reduced and the Portfolio may be unable to dispose of the interests at prices approximating the values the Portfolio had previously assigned to them or to recoup its initial investment in the interests.





         Mortgage-backed securities and other asset-backed securities are "derivative" securities and present certain special risks. The Portfolio may invest in a wide variety of such securities, including mortgage- and other assetbacked securities that will pay principal or interest only under certain circumstances, or in amounts that may increase or decrease substantially depending on changes in interest rates or other market factors. Such securities may experience extreme price volatility in response to changes in interest rates or other market factors; this may be especially true in the case of securities where the amounts of principal or interest paid, or the timing of such payments, varies widely depending on prevailing interest rates.



         Commonwealth may not be able to obtain current market quotations for certain mortgage-backed or assetbacked securities at all times, or to obtain market quotations believed by it to reflect the values of such securities accurately. In such cases, Commonwealth may be required to estimate the value of such a security using quotations provided by pricing services or securities dealers making a market in such securities, or based on other comparable securities or other bench-mark securities or interest rates. Mortgage-backed and other asset-backed securities in which the Portfolio may invest may be highly illiquid, and the Portfolio may not be able to sell such a security at a particular time or at the value it has placed on it.



         In calculating the value and duration of mortgage-backed or other asset-backed securities, Commonwealth will be required to estimate the extent to which the values of the securities are likely to change in response to changes in interest rate or other market conditions, and the rate at which prepayments on the underlying mortgages or other assets are likely to occur under different scenarios. There can be no assurance that Commonwealth will be able to predict the amount of principal or interest to be paid on any security under different interest rate or market conditions or that its predictions will be accurate, nor can there be any assurance that the Portfolio will recover the entire amount of the principal paid by it to purchase any such securities.



         Zero-coupon bonds. The Portfolio may at times invest in so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zerocoupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the Portfolio is nonetheless required for federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy this distribution requirement.



         Premium securities. The Portfolio may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Portfolio generally amortizes the amount of any such premium into income, the Portfolio may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Portfolio may elect not to amortize the premium, in which case it would likely recognize a capital loss if it holds such securities to maturity and may recognize a larger loss if the security is sold or called prior to its maturity.

         Other investment practices and risk factors

         The Portfolio may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

         Leverage. The Portfolio may borrow money to invest in additional portfolio securities to see current income. This technique, known as "leverage," increases the Portfolio's market exposure and risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Portfolio must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Portfolio currently intends to use leverage in order to adjust the dollar-weighted average duration of its portfolio, and the Portfolio will not always borrow money for investment. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Commonwealth's ability to predict market movements correctly. The amount of leverage that can exist at any one time will not exceed 33-1/3% of the value of the Portfolio's total assets (less all liabilities of the Portfolio other than the leverage).

         Options and futures. The Portfolio may buy and sell call and put options on securities it owns to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase its investment return. In addition, the Portfolio may buy and sell options and futures contracts (including index futures contracts, described below) to implement changes in its asset allocations among various market sectors, pending the sale of its existing investments and reinvestment in new securities.

         The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Although the Portfolio will only engage in options and futures transactions for limited purposes, those transactions involve certain risks which are described below and in the Statement of Additional Information.

         Transactions in options and futures contracts involve brokerage costs and may require the Portfolio to segregate assets to cover its outstanding positions. For more information, see "Options" and "Futures Contracts" in the Statement of Additional Information.

         Index futures and options. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return. Certain provisions of the Internal Revenue Code may limit the Portfolio's ability to engage in futures and options transactions.


         Risks related to options and futures strategies. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities in the Portfolio's portfolio that are the subject of a hedge. The successful use by the
     Portfolio of the strategies described above further depends on Commonwealth's ability to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures or options positions. Although the Portfolio will enter into options or futures transactions only if Commonwealth believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Transactions in options and futures contracts involve brokerage costs and may require the Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.


         The Portfolio generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, the Portfolio may purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Commonwealth, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         The Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)


         Securities loans, repurchase agreements, forward commitments, and reverse repurchase agreements. The Portfolio may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. The Portfolio may also purchase securities for future delivery. The
     Portfolio may also enter into "reverse" repurchase agreements and "dollar-roll" transactions, which generally involve the sale by the Portfolio of securities held by it and an agreement to repurchase the securities (or, in the case of dollar rolls, similar securities), at an agreed-upon price, date and interest payment. Reverse repurchase agreements, dollar-roll transactions, and forward commitments may increase the Portfolio's overall investment exposure and may result in losses.


         Foreign securities. The Portfolio may invest in securities principally traded in foreign markets. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.


         Interest rate transactions. In order to attempt to protect the value of the Portfolio's portfolio from interest rate fluctuations and to adjust the interest-rate sensitivity of the Portfolio's portfolio, the Portfolio may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars. Interest rate swaps involve the exchange by the Portfolio with another party of different types of interest rate streams (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. The Portfolio intends to use these interest rate transactions as a hedge and not as a speculative investment. The Portfolio's ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Commonwealth is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of the Portfolio would be less favorable than what it would have been if this investment technique were not used.


     Management of the Portfolio


         The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's and the Portfolio's business. Commonwealth Investment Counsel, Inc., located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio. Mentor Investment Group, Inc. serves as administrator to the Portfolio. As compensation for its services as administrator, the Portfolio pays Mentor a fee, accrued daily and paid monthly, at an annual rate of .10% of the average value of the Portfolio's daily assets. In order to limit the Portfolio's expenses, Mentor has agreed to waive its fee for the current fiscal year. Commonwealth is a wholly-owned subsidiary of Mentor, which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. ("WFBS"). WFBS, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. Commonwealth currently has assets under management in excess of $4 billion, and serves as investment adviser to Cash Resource Trust and certain portfolios of Mentor Institutional Trust, both open-end investment companies, and Mentor Income Fund, Inc., a closed-end investment company, and the Mentor Capital Growth, Mentor Quality Income, and Mentor Short-Duration Income Portfolios of The Mentor Funds.



         Subject to the general oversight of the Trustees, Commonwealth, as investment adviser, manages the Portfolio's securities in accordance with the stated policies of the Portfolio. Commonwealth makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions. In addition, Commonwealth pays the salaries of all officers and employees who are employed by both it and the Trust. The Portfolio pays all expenses not assumed by Commonwealth or Mentor, including, among other things, Trustee's fees, auditing, legal, accounting, custodial, investor servicing, and shareholder reporting expenses, and payments under its Plans of Distribution. All investment decisions made for the Portfolio are made by an investment committee at Commonwealth made up of investment professionals at Commonwealth.



         Commonwealth places all orders for purchases and sales of the Portfolio's securities. In selecting broker-dealers, Commonwealth may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available,
     Commonwealth may consider sales of shares of the Portfolio (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers.


         The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's portfolio turnover rate may be higher than that of other mutual Portfolios. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. The Portfolio's portfolio turnover rate for its first fiscal year is shown in the section "Financial Highlights."


     Valuing the Portfolio's shares


         The Portfolio calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values.

     How to buy shares


         You can open a Portfolio account with as little as $1,000 and make additional investments at any time with as little at $100. Investments under IRAs and investments under qualified retirement plans are subject to a minimum initial investment of $250. The minimum initial investment may be waived for current and retired Trustees, and current and retired employees of The Mentor Funds or Mentor Distributors. You can buy Portfolio shares from Mentor Distributors by check or money order, through your financial institution, which may be an investment dealer, a bank, or another institution, or through automatic investing. If you do not have a dealer, Mentor Distributors can refer you to one.



         Automatic Investment Plan. Once you have made the initial minimum investment in a Portfolio, you can make regular investments of $50 or on a monthly or quarterly basis through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Mentor Distributors.



         Shares are sold at a price based on a Portfolio's net asset value next determined after Mentor Distributors receives your purchase order. In most cases, in order to receive that day's public offering price, Mentor Distributors or your investment dealer must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering service.

         Shares of the Portfolio are sold without an initial sales charge, although a contingent deferred sales charge ("CDSC") will be imposed if you redeem shares within five years of purchase. The following types of shares may be redeemed without charge: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described above. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following table:



                                                   Contingent Deferred Sales
                   Year Since                      Charge as a Percentage of
              Purchase Payment Made               Applicable Amount Redeemed


                      1                                        5.0%
                      2                                        4.0%
                      3                                        3.0%
                      4                                        2.0%
                      5                                        1.0%
                      6+                                       None



         No CDSC is imposed upon the redemption of shares purchased pursuant to certain asset-allocation plans and that are not otherwise subject to the CDSC shown above. However, a CDSC of 1.00% is imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. Consult Mentor Distributors for more information.



         Any of the shares being redeemed which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC. In determining whether a CDSC is payable in respect of the shares redeemed, the Portfolio will first redeem shares not subject to any charge. For this purpose, the amount of any increase in a share's value above its initial purchase price is exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the five- or six-year period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Shares." Mentor Distributors receives the entire amount of any CDSC you pay. Consult Mentor Distributors for more information.






     Example:

         You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 of those shares (including shares purchased through reinvestment of distributions on those 100 shares) at this time, your CDSC will be calculated as follows:




      (bullet)     Proceeds of 50 shares redeemed at $12 per share                      $600
      (bullet)     Minus proceeds of 10 shares not subject to a CDSC
                   because they were acquired through dividend reinvestment
                   (10 x $12)                                                           -120
      (bullet)     Minus appreciation on remaining shares, also not subject
                   to CDSC (40 x $2)                                                     -80
      (bullet)     Amount subject to a CDSC                                             $400

     General

         The Portfolio may waive the CDSC on shares redeemed by the Trust's current and retired Trustees (and their families), current and retired employees (and their families) of Mentor Distributors, Commonwealth, each their affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Mentor Distributors, employees (and their families) of financial institutions having sales agreements with Mentor Distributors (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Portfolio shares), financial institution trust departments investing an aggregate of $1 million or more in one or more funds in the Mentor family, clients of certain administrators of tax-qualified plans, employer-sponsored retirement plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in funds in the Mentor family, shares redeemed under the Portfolio's Systematic Withdrawal Plan (limited to 10% of a shareholder's account in any calendar year), and "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Mentor Distributors. In addition, the Portfolio may sell shares without a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. In addition, the CDSC may be waived in the case of (i) redemptions of shares held at the time a shareholder dies or becomes disabled, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability; (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement; (b) distributions from an IRA, Keogh Plan, or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1/2; and (c) a tax-free return of an excess contribution to an IRA; (iii) redemptions by pension or profit sharing plans sponsored by Mentor or an affiliate; and (iv) redemptions by pension or profit sharing plans of which Mentor or any affiliate serves as a plan fiduciary.


         If you are considering redeeming or exchanging shares of the Portfolio or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Portfolio may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.

         To eliminate the need for safekeeping, the Trust will not issue certificates for your shares unless you request them. Mentor Distributors may, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Portfolios. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

         Because of the relatively high cost of maintaining accounts, the Portfolio reserves the right to redeem, upon not less than 60 days' notice, any account below $500 as a result of redemptions. A shareholder may, however, avoid such a redemption by the Portfolio by increasing his investment in shares to a value of $500 or more during such 60-day period.


         Reinvestment Privilege. If you redeem shares of the Portfolio, you have a one-time right, within 60 days, to reinvest the redemption proceeds plus the amount of CDSC you paid, if any, at the next-determined net asset value. Mentor Distributors must be notified in writing by you or by your financial institution of the reinvestment for you to recover the CDSC. If you redeem shares in the Portfolio, there may be tax consequences.



     How to sell shares

         You can sell your shares in the Portfolio to the Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your investment dealer. The Portfolio will only redeem shares for which it has received payment.


         Selling shares directly to the Portfolio. Send a signed letter of instruction or stock power form, along with any certificates that represent shares you want to sell to The Mentor Funds, c/o Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171. The price you will receive is the next net asset value calculated after your request is received in proper form less any applicable CDSC. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. If you sell shares having a net asset value of $50,000 or more or if you want your redemption proceeds payable to you at a different address or to someone else, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the Statement for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Mentor Distributors and many commercial banks. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner.
     Contact Mentor Distributors for details.





         Selling shares by telephone. You may use Mentor Distributors Telephone Redemption Privilege to redeem shares from your account unless you have notified Mentor Distributors of an address change within the preceding 15 days. Unless an investor indicates otherwise on the New Account Form, Mentor Distributors will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Mentor Distributors with his or her account registration and address as it appears on Mentor Distributors' records. Mentor Distributors will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Mentor Distributors may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Mentor Distributors. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Mentor Distributors by telephone in which case you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege may be modified or terminated without notice.

         Selling share through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock
     Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Mentor Distributors, and may charge you for its services.

         The Portfolio generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

         Systematic Withdrawal Program. You may redeem shares of a Portfolio through periodic withdrawals for a predetermined amount. Only shareholders with accounts valued at $10,000 or more are eligible to participate. Shares redeemed under the Systematic Withdrawal program are not subject to a CDSC, but the aggregate withdrawals of shares in any year are limited to 10% of the value of the account at the time of enrollment. Contact Mentor Distributors for more information.

     How to exchange shares


         Except as otherwise described below, you can exchange your shares in the Portfolio worth at least $1,000 for shares of the same class of certain other funds in the Mentor family at net asset value beginning 15 days after purchase. You may also exchange shares of the Portfolio for shares of Cash Resource U.S. Government Money Market Fund the ("Cash Fund"). If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares, using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. (If you exchange your shares for shares of the Cash Fund, the period when you hold shares of the Cash Fund will be included in calculating the length of time you have owned the shares subject to the CDSC; alternatively, Mentor Distributors may elect not to include the length of time you hold shares of the Cash Fund, in which case any CDSC payable on redemption of your shares will be reduced by the amount of any payment collected by the Cash Fund under its distribution plan in respect of those shares. Contact Mentor Distributors for information.)

         To exchange your shares, simply complete an Exchange Authorization Form and send it to The Mentor Funds, c/o BFDS, 2 Heritage Drive, North Quincy, Massachusetts 02171. Exchange Authorization Forms are available by calling or writing Mentor Distributors. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available.
     Mentor Distributors' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares which remain outstanding. Ask your investment dealer or Mentor Distributors for a prospectus of the Mentor Family of Funds which relates to the other Portfolios or a prospectus relating to Cash Resource U.S. Government Money Market Fund. Shares of certain of the Portfolios may not available to residents of all states.



         The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Mentor Distributions or the Trustees believe doing so would be in the best interests of the Fund, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Mentor Distributors before requesting an exchange by calling 1-800-382-0016. See the Statement of Additional Information to find out more about the exchange privilege.


         Exchanges to and from the Portfolio are not available at the date of this Prospectus. Consult Mentor Distributors as to the availability of such exchanges in the future.


     Distributions and Taxes

         Dividends, if any, are declared and paid semi-annually. Any next realized capital gain will be distributed at least annually. All dividends and distributions will be invested in additional shares unless a shareholder requests in writing to receive the dividend or distribution in cash.

         The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

         All Portfolio distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxed as such, regardless of how long you have held the shares (although the loss on a sale of shares held for less than six months will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Mentor Family of Funds will notify you of the amount and tax status of distributions paid to you by the Portfolio for the preceding year.

         The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. You should consult your tax adviser to determine the precise effect of an investment in the Portfolio on your particular tax situation.

         The Portfolio has agreed to indemnify Mentor Distributors against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     Shareholder services

         The Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to the Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolio to provide administrative support services to their customers who are Portfolio shareholders. In return for providing these support services, a financial institution may receive payments from the Portfolios at a rate not exceeding 0.25% of the average daily net assets of the Portfolio. These administrative services may include, but are not limited to, the following functions; providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolio; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Portfolio reasonably requests.

         In addition to receiving payments under the Service Plan, financial institutions may be compensated by Commonwealth and/or The Mentor Funds, or affiliates thereof, for providing administrative support services to holders of the Portfolio's shares. These payments will be made directly by Commonwealth and/or The Mentor Funds and will not be made from the assets of the Portfolio.

     The Mentor Funds

         The Mentor Funds is a Massachusetts business trust organized on January 20, 1992. A copy of the Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.


         The Mentor Funds is an open-end, diversified, series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of The Mentor Funds may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Mentor Funds' shares are currently divided into nine series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. The Mentor Funds may suspend the sale of shares at any time and may refuse any order to purchase shares. Although The Mentor Funds is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

         In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

         For additional information concerning the Mentor Family of Funds or any of its Portfolios being offered for sale, contact Mentor Distributors, by calling 1-800-382-0016 or writing to Mentor Distributors at 901 East Byrd Street, Richmond, Virginia 23219.

     Custodian and transfer and dividend agent

         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolio's custodian. Boston Financial Data Services, Inc. serves as the Portfolio's transfer and dividend agent.

     Performance information

         Yield and total return data may from time to time be included in advertisements about the Portfolio. The Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share of the class during a recent 30-day period by the maximum public offering price per share on the last day of that period. A "total return" for the one, five- and ten-year periods (or for the life of the Portfolio, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Portfolio reflecting the deduction of any applicable contingent deferred sales charge. Total return may also be presented for other periods or based on investment at reduced sales charge levels or at net asset value. Any quotation of investment performance not reflecting the contingent deferred sales charge would be reduced if such sales charges were used. Quotations of yield or total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of Commonwealth or any of its personnel.


         All data are based on the Portfolio's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's securities, and the Portfolio's operating expenses. Investment performance also often reflects the risks associated with the Portfolio's investment objective and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.

         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Portfolio's official sales literature in connection with the offer of the Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. This Prospectus omits certain information contained in the Registration Statement, to which reference is made, filed with the Securities and Exchange Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein, may be obtained from the Commission upon payment of the prescribed fees.

         Additional information concerning the secu rities offered hereby and the Portfolio is to be found in the Registration Statement, including various exhibits thereto and financial statements included or incorporated therein, which may be inspected at the office of the Commission.



                      MENTOR
                     BALANCED
                     PORTFOLIO









                    ----------

                    PROSPECTUS

                    ----------









            Mentor Distributors, Inc.

                                THE MENTOR FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 15, 1996


         The Mentor Funds (the "Trust") is a diversified, open-end series investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Trust dated January 15, 1996 and the prospectus of Mentor Balanced Portfolio dated January 15, 1996. A copy of either prospectus can be obtained upon request by writing to Mentor Distributors, Inc., the Trust's distributor, at P.O. Box 1357, Richmond, Virginia 23286-0109, or by calling Mentor Distributors at 1-800-382-0016.


         This Statement is in three parts. Part I contains information with respect to Mentor Capital Growth Portfolio, Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, Mentor Income and Growth Portfolio, and Mentor Perpetual Global Portfolio. Part II contains information with respect to Mentor Growth Portfolio, Mentor Strategy Portfolio, Mentor ShortDuration Income Portfolio, and Mentor Balanced Portfolio, which are the successors to Mentor Growth Fund, Mentor Strategy Fund, Mentor Short-Duration Income Fund, and Mentor Balanced Fund, respectively, each of which was previously a series of shares of Mentor Series Trust, a diversified, open-end series investment company. Part III provides general information with respect to the Trust and all of the Portfolios.

                                TABLE OF CONTENTS

INTRODUCTION...............................................................  II
PART I.....................................................................   1
INVESTMENT RESTRICTIONS....................................................   1
PART II....................................................................   6
INVESTMENT RESTRICTIONS....................................................   6
PART III...................................................................  10
CERTAIN INVESTMENT TECHNIQUES .............................................  10
MANAGEMENT OF THE TRUST....................................................  31
INVESTMENT ADVISORY SERVICES...............................................  34
ADMINISTRATIVE SERVICES....................................................  37
SHAREHOLDER SERVICING PLAN.................................................  38
BROKERAGE TRANSACTIONS.....................................................  39
HOW TO BUY SHARES..........................................................  42
DISTRIBUTION...............................................................  43
DETERMINING NET ASSET VALUE................................................  45
REDEMPTIONS IN KIND........................................................  47
TAXES......................................................................  47
INDEPENDENT ACCOUNTANTS....................................................  52
CUSTODIAN..................................................................  52
PERFORMANCE INFORMATION....................................................  52
ADVISERS' OFFICERS.........................................................  56
PERFORMANCE COMPARISONS....................................................  59
SHAREHOLDER LIABILITY......................................................  65
FINANCIAL STATEMENTS.......................................................  65

                                  INTRODUCTION

         The Mentor Funds is a Massachusetts business trust organized on January 20, 1992. As of the date of this Statement, the Trust consisted of the following nine portfolios (collectively, the "Portfolios" and each individually, the "Portfolio"): Mentor Balanced Portfolio (the "Balanced Portfolio"); Mentor Capital Growth Portfolio (the "Capital Growth Portfolio"); Mentor Perpetual Global Portfolio (the "Global Portfolio"); Mentor Income and Growth Portfolio (the "Income and Growth Portfolio"); Mentor Municipal Income Portfolio (the
"Municipal Income Portfolio"); Mentor Short-Duration Income Portfolio (the "Short-Duration Income Portfolio"); and Mentor Strategy Portfolio (the "Strategy Portfolio"). With the exception of the Balanced Portfolio, which has only one class of shares, each Portfolio has two classes of shares of beneficial interest, Class A shares and Class B shares.


         With respect to the investment restrictions described below, all percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in the Prospectus in respect of a Portfolio, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objective without shareholder approval.


         The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                                     PART I

         THE FOLLOWING INFORMATION RELATES TO EACH OF THE CAPITAL GROWTH, QUALITY INCOME, MUNICIPAL INCOME, INCOME AND GROWTH, AND THE GLOBAL PORTFOLIOS, EXCEPT WHERE OTHERWISE NOTED.

INVESTMENT RESTRICTIONS

         The following investment restrictions are fundamental and may not be changed without approval by the holders of a majority of the outstanding securities of a Portfolio:

1. The Portfolios will not issue senior securities except that a Portfolio (other than the Municipal Income Portfolio) may borrow money directly or through reverse repurchase agreements in amounts of up to one-third of the value of its net assets, including the amount borrowed; and except to the extent that a Portfolio may enter into futures contracts. The Municipal Income Portfolio may borrow money from banks for temporary purposes in amounts of up to 5% of its total assets. The Portfolios will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Portfolio by enabling it to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolios will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Quality Income Portfolio will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. Notwithstanding this restriction, the Portfolios may enter into when-issued and delayed delivery transactions.

2. The Portfolios will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by a Portfolio of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

3. The Portfolios will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases the Portfolios may pledge assets having a value of 10% of assets taken at cost. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indexes) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Portfolio's assets. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

4. The Portfolios will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. (The Municipal Income Portfolio will not lend portfolio securities.) This shall not prevent a Portfolio from purchasing or holding U.S. government obligations, money market instruments, variable amount demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Portfolio's investment objective, policies and limitations or Declaration of Trust. The Municipal Income Portfolio will not make loans except to the extent the obligations the Portfolio may invest in are considered to be loans.

5. The Portfolios (other than the Quality Income Portfolio) will not invest more than 10% of the value of their net assets in restricted securities; the Quality Income Portfolio will not invest more than 15% of the value of its net assets in restricted securities.

6. None of the Portfolios will invest in commodities, except to the extent that the Portfolios may engage in transactions involving futures contracts or options on futures contracts, and except to the extent the securities the Municipal Income Portfolio invests in are considered interests in commodities or commodities contracts or to the extent the Portfolio exercises its rights under agreements relating to such municipal securities.

7. None of the Portfolios will purchase or sell real estate, including limited partnership interests, except to the extent the securities the Income and Growth Portfolio and Municipal Income Portfolio may invest in are considered to be interests in real estate or to the extent the Municipal Income Portfolio exercises its rights under agreements relating to such municipal securities (in which case the Portfolio may liquidate real estate acquired as a result of a default on a mortgage), although the Portfolios may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

8. With respect to 75% of the value of its respective total assets, a Portfolio will not purchase securities issued by any one issuer (other than cash or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. A Portfolio will not acquire more than 10% of the outstanding voting securities of any one issuer.

9. A Portfolio will not invest 25% or more of the value of its respective total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). As described in the Trust's Prospectus, the Municipal Income Portfolio may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, that Portfolio will not invest more than 25% of its assets in industrial development bonds in a single industry except as described in the Trust's Prospectus.

10. A Portfolio will not underwrite any issue of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

         In addition, the following practices are contrary to the current policy of each of the Portfolios (except as otherwise noted), and may be changed without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

1. The Portfolios will not invest more than 15% of the value of their respective net assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice; over-the-counter options; certain restricted securities not determined by the Trustees to be liquid; and non-negotiable fixed income time deposits with maturities over seven days.

2. The Portfolios will limit their respective investments in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of total assets in any one investment company, or invest more than 10% of total assets in investment companies in general. The Portfolios will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Portfolio in shares of another investment company would be subject to duplicative expenses.

3. Except for the Municipal Income Portfolio, no Portfolio will invest more than 5% of the value of its respective total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor. The Municipal Income Portfolio will not invest more than 5% of its total assets in industrial development bonds where the payment of principal and interest is the responsibility of companies with less than three years of operating history.

4. A Portfolio will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust, the investment adviser, or sub-adviser own individually more than 1/2 of 1% of the issuer's securities or together own more than 5% of the issuer's securities.

5. A Portfolio will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except it may purchase the securities of issuers which invest in or sponsor such programs and except pursuant to the exercise by the Municipal Income Portfolio of its rights under agreements relating to municipal securities

6. A Portfolio will not enter into transactions for the purpose of engaging in arbitrage.

7. A Portfolio will not purchase securities of a company for the purpose of exercising control or management, except to the extent that exercise by the Municipal Income Portfolio of its rights under agreements related to municipal securities would be deemed to constitute such control or management.

         None of the Portfolios (except for the Quality Income and Short-Duration Income Portfolios) borrowed money (including through use of reverse repurchase agreements) or loaned portfolio securities in excess of 5% of the value of its net assets during the last fiscal year, and no Portfolio (except for the Quality Income and Short-Duration Income Portfolios) has the intention of doing so in the coming fiscal year.


         The Portfolios (1) will limit the aggregate value of the assets underlying covered call options or put options written by a Portfolio to not more than 25% of its net assets, (2) will limit the premiums paid for options purchased by a Portfolio to 5% of its net assets, (3) will limit the margin deposits on futures contracts entered into by a Portfolio to 5% of its net assets, and (4) will limit investment in warrants to 5% of its net assets to meet certain state registration requirements. No more than 2% will be warrants which are not listed on the New York or American Stock Exchange. Also, the Capital Growth Portfolio and the Income and Growth Portfolio will limit their investment in restricted securities to 5% of total assets. (If state requirements change, these restrictions may be revised without shareholder notification.)

                                     PART II

         THE FOLLOWING INFORMATION RELATES TO EACH OF THE BALANCED, GROWTH, SHORT-DURATION INCOME, AND STRATEGY PORTFOLIOS, EXCEPT WHERE OTHERWISE NOTED.

INVESTMENT RESTRICTIONS

         As fundamental investment restrictions, which may not be changed with respect to a Portfolio without approval by the holders of a majority of the outstanding shares of that Portfolio, a Portfolio may not:

1. Issue any securities which are senior to the Portfolio's shares as described herein and in the relevant prospectus, except that each of the Portfolios other than the Growth Portfolio and the Strategy Portfolio may borrow money to the extent contemplated by Restriction 4 below.

2.       Purchase  securities  on  margin  (but  a  Portfolio  may  obtain  such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

3. Make short sales of securities or maintain a short position, unless at all times when a short position is open, it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sale against-the-box"), and unless not more than 25% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

4. (Growth Portfolio and Strategy Portfolio) Borrow money or pledge its assets except that a Portfolio may borrow from banks for temporary or emergency purposes (including the meeting of redemption requests which might otherwise require the untimely disposition of securities) in amounts not exceeding 10% (taken at the lower of cost or market value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; provided that a Portfolio will not purchase additional portfolio securities when such borrowings exceed 5% of its total assets. (Collateral or margin arrangements with respect to options, futures contracts, or other financial instruments are not considered to be pledges.)

         (all other Portfolios) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

5. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

6. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old or (in the case of Growth Portfolio) in equity securities for which market quotations are not readily available.

7. (as to the Growth Portfolio only) Purchase any security if as a result the Portfolio would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

8. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry; provided that the restriction set out in (i) above shall apply, in the case of each Portfolio other than the Growth Portfolio, only as to 75% of such Portfolio's total assets.

9. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or of Charter, Commonwealth or Wellesley, as the case may be, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

10.      Purchase or sell real estate or  interests  in real  estate,  including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (or, in the case of any Portfolio other than the Growth Portfolio, real estate or limited partnership interests). (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

11.      Make investments for the purpose of exercising control or management.

12. (as to the Growth Portfolio only) Participate on a joint or a joint and several basis in any trading account in securities.

13. (as to the Growth Portfolio only) Purchase any security restricted as to disposition under federal securities laws if as a result more than 5% of the Portfolio's total assets (taken at current value) would be invested in restricted securities.

14. (as to the Growth Portfolio only) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

15. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs.

16. (as to the Growth Portfolio only) Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Portfolio's assets,) and (ii) loans of portfolio securities (limited to 33% of the Portfolio's total assets).

17. (as to the Growth Portfolio only) Purchase foreign securities or currencies except foreign securities which are American Depository Receipts listed on exchanges or otherwise traded in the United States and certificates of deposit, bankers' acceptances and other obligations of foreign banks and foreign branches of U.S. banks if, giving effect to such purchase, such obligations would constitute less than 10% of the Trust's total assets (at current value).

18. (as to the Growth Portfolio only) Purchase warrants if as a result the Portfolio would then have more than 5% of its total assets (taken at current value) invested in warrants.

19. (as to each Portfolio other than the Growth Portfolio) Acquire more than 10% of the voting securities of any issuer.

20. (as to each Portfolio other than the Growth Portfolio) Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

         In addition, it is contrary to the current policy of each of the Portfolios, other than the Growth Portfolio (except as specified below), which policy may be changed without shareholder approval, to:

                  1. Invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if as a result such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio's net assets, provided that not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

         2. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions. (This restriction applies to the Growth Portfolio.)

         3. Purchase securities restricted as to resale if as a result (i) more than 10% of the Portfolio's total assets would be invested in such securities or (ii) more than 5% of the Portfolio's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities.

         4. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above.

         5. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition.

         6. Purchase puts, calls, straddles, spreads, or any combination thereof (other than futures contracts, options on futures contracts or indices, and options on foreign currencies), if, by reason of such purchase, the value of its aggregate investment therein will exceed 5% of its total assets.

         7.       Invest in real estate limited partnerships.




         Notwithstanding the provisions of clauses 3 and 16 above, the Growth Portfolio has no intention during the coming year to make short sales of securities or to maintain a short position in any security.


         Shares of beneficial interest in the Mentor Balanced Portfolio have been registered only in the Commonwealth of Virginia. These shares may not be offered or sold in any other state without being registered or exempt from registration.

                                    PART III

         THE FOLLOWING INFORMATION RELATES TO ALL OF THE PORTFOLIOS OF THE TRUST, EXCEPT WERE OTHERWISE NOTED.

         All information with respect to fees, expenses and performance (except where otherwise indicated) is based on a Portfolio's fiscal year end. All of the Portfolios have a September 30 fiscal year end. Prior to September 30, 1995, each of the Balanced, Growth, Short-Duration Income, and Strategy Portfolios had a December 31 fiscal year end. Information concerning the expenses of those Portfolios is provided for the fiscal period January 1, 1995 through September 30, 1995. Certain information with respect to certain Portfolios is given for partial fiscal years. See "Financial Highlights" in the Trust's prospectus for information concerning the commencement of operations of the Portfolios.





CERTAIN INVESTMENT TECHNIQUES

         Set forth below is information concerning certain investment techniques in which one or more of the Portfolios may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to a Portfolio. See the Prospectus relating to a particular Portfolio for a description of the investment techniques generally applicable to that Portfolio. For purposes of this section, a Portfolio's investment adviser or subadviser (if any) is referred to as an "Adviser".


OPTIONS

         A Portfolio may purchase and sell put and call options on its portfolio securities to enhance investment performance or to protect against changes in market prices.

         COVERED CALL OPTIONS. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, a Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         COVERED PUT OPTIONS. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

         OPTIONS ON FOREIGN SECURITIES. A Portfolio may purchase and sell options on foreign securities if in the opinion of its Adviser the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.


         RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that a Portfolio's Adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's Adviser to forecast market and interest rate movements correctly.


         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when its Adviser believes it is inadvisable to do so.


         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Portfolio's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Portfolio and other clients of the Portfolio's Adviser may be considered such a group. These position limits may restrict the Portfolio's ability to purchase or sell options on particular securities.

         Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

         Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Portfolio's use of options.

FUTURES CONTRACTS

         In order to hedge against the effects of adverse market changes a Portfolio that may invest in debt securities may buy and sell futures contracts on debt securities of the type in which the Portfolio may invest and on indexes of debt securities. In addition, a Portfolio that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. A Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase its current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").


         FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of a Portfolio's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.


         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Portfolio's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.


         Hedging by use of futures on debt securities seeks to establish with more certainty than would otherwise be possible the effective rate of return on securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent purchase.


         Successful use by a Portfolio of futures contracts on debt securities is subject to its Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         A Portfolio may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Portfolio when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

         INDEX FUTURES CONTRACTS AND OPTIONS. A Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. (Debt index futures in which the Portfolios are presently expected to invest are not now available, although such futures contracts are expected to become available in the future.) A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         For example, the Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

         A Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indexes or subindexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

         OPTIONS ON STOCK INDEX FUTURES. Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         OPTIONS ON INDICES. As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".


         A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.


         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         MARGIN PAYMENTS. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS


         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

         HEDGING RISKS. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Portfolio's securities which are the subject of a hedge. A Portfolio's Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the securities sought to be hedged.


         Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to its Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's Adviser may still not result in a successful hedging transaction over a short time period.

         OTHER RISKS. Portfolios will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

FORWARD COMMITMENTS

         A Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolios rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if its Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

         A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. A Portfolio's Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

LOANS OF PORTFOLIO SECURITIES

         A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (or such other limit as the Trustee may establish) of the total assets of the Portfolio. In addition, it is anticipated that a Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

COLLATERALIZED MORTGAGE OBLIGATIONS; OTHER MORTGAGE-RELATED SECURITIES

         Collateralized mortgage obligations or "CMOs" are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the

Federal Home Loan Mortgage Corporation ("FHLMC"), but they also may be collateralized by whole loans or private pass-through certificates (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

         In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of the series in a pre-determined sequence.

         RESIDUAL INTERESTS. Residual interests are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of mortgage securities is applied first to make required payments of principal of and interest on the mortgage securities and second to pay the related administrative expenses of the issuer. The residual generally represents the right to any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related residual represents income and/or a return of capital. The amount of residual cash flow resulting from a series of mortgage securities will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of the mortgage securities, prevailing interest rates, the amount of administrative expenses, and the prepayment experience on the mortgage assets. In particular, the yield to maturity on residual interests may be extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an interest-only class of stripped mortgage-backed securities. In addition, if a series of mortgage securities includes a class that bears interest at an adjustable rate, the yield to maturity on the related residual interest may also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, there may be little or no excess cash flow payable to residual holders. The Portfolio may fail to recoup fully its initial investment in a residual.

         Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The residual interest market has only recently developed and residuals currently may not have the liquidity of other more established securities trading in other markets. Residuals may be subject to certain restrictions on transferability.

FOREIGN SECURITIES

         A Portfolio may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve considerations different from investments in domestic securities. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, foreign investments may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. A Portfolio may incur costs in connection with conversion between currencies.


         In determining whether to invest in securities of foreign issuers, the Adviser of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS

         Except as otherwise described in the relevant Prospectus, a Portfolio may engage without limit in currency exchange transactions, including foreign currency forward and futures contracts, to protect against uncertainty in the level of future foreign currency exchange rates. In addition, a Portfolio may purchase and sell call and put options on foreign currency futures contracts and on foreign currencies for hedging purposes.


         A Portfolio may engage in both "transaction hedging" and "position hedging". When a Portfolio engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency.

By transaction hedging a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, a Portfolio may purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.


         When a Portfolio engages in position hedging, it enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a Portfolio's securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.




         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

         FOREIGN  CURRENCY  OPTIONS.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         SETTLEMENT PROCEDURES. Settlement procedures relating to investments in foreign securities and to foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

ZERO-COUPON SECURITIES

         Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S.
Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.




WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Portfolios may engage in when-issued and delayed delivery transactions. These transactions are arrangements in which a Portfolio purchases securities with payment and delivery scheduled for a future time. A Portfolio engages in when-issued and delayed delivery transactions only for the purpose of acquiring securities consistent with its investment objective and policies, not for investment leverage, but a Portfolio may sell such securities prior to settlement date if such a sale is considered to be advisable. No income accrues to a Portfolio on securities in connection with such transactions prior to the date the Portfolio actually takes delivery of securities. In when-issued and delayed delivery transactions, a Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause a Portfolio to miss a price or yield considered to be advantageous.


         These transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

BANK INSTRUMENTS

         A Portfolio may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. However, the above-mentioned instruments are not necessarily guaranteed by those organizations. In addition to domestic bank obligations, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, a Portfolio may invest in: Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; Canadian Time Deposits, which are

U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the U.S.; and Yankee Certificates of Deposit ("Yankee CDS"), which are U.S. dollar- denominated certificates of deposit issued by U.S. branches of foreign banks and held in the U.S.





DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

         A Portfolio may enter into dollar rolls, in which the Portfolio sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Portfolio could also be compensated through the receipt of fee income.

         A Portfolio may also enter into reverse repurchase agreements in which the Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         Dollar rolls and reverse repurchase agreements may be viewed as a borrowing by the Portfolio, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls and reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Portfolio's counterparty, the Portfolio would be unable to recover the security which is the subject of the agreement, the amount of cash or other property transferred by the counterparty to the Portfolio under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or the Portfolio may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

CONVERTIBLE SECURITIES

         A Portfolio may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

         A Portfolio will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in its Adviser's opinion, the investment characteristics of the underlying common shares will assist the Portfolio in achieving its investment objectives. Otherwise, the Portfolio may hold or trade convertible securities. In selecting convertible securities for the Portfolio, the Portfolio's Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Portfolio's Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

WARRANTS

         A Portfolio may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of a Portfolio's policy.

SWAPS, CAPS, FLOORS AND COLLARS

         A Portfolio may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Portfolio's Adviser. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


LOW-RATED SECURITIES


         A Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds") to the extent described in the relevant Prospectus. The lower ratings of certain securities held by a Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, a Portfolio may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.


         Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's assets. Conversely, during periods of rising interest rates, the value of the Portfolio's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio's net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although its Adviser will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective.


         The amount of information about the financial condition of an issuer of tax exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Therefore, to the extent a Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on its Adviser's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.

INDEXED SECURITIES

         A Portfolio may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if a Portfolio's Adviser considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars.

EURODOLLAR INSTRUMENTS

         A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES

         The officers and Trustees of the Trust are listed below, along with their addresses, principal occupations, and present positions, including any positions held with affiliated persons or Mentor Distributors, Inc.

                               POSITIONS WITH          PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                 THE TRUST            DURING PAST FIVE YEARS

Daniel J. Ludeman(1)(2)       Chairman and Trustee    Chairman and Chief
901 East Byrd Street                                  Executive Officer since
Richmond, Virginia 23219                              July 1991, Mentor
                                                      Investment Group, Inc.;
                                                      Managing Director of
                                                      Wheat, First Securities,
                                                      Inc. since August 1989;
                                                      Managing Director of Wheat
                                                      First Butcher Singer, Inc.
                                                      since June 1991; Director,
                                                      Mentor Income Fund, Inc.;
                                                      Chairman and Trustee, Cash
                                                      Resource Trust and Mentor
                                                      Institutional Trust.

Peter J. Quinn, Jr.(1)(2)     Trustee                 President, Mentor
901 E. Byrd Street                                    Distributors, Inc.;
Richmond, Virginia 23219                              Managing Director, Mentor
                                                      Investment Group, Inc.;
                                                      Managing Director, Wheat
                                                      First Butcher Singer,
                                                      Inc.; formerly, Senior
                                                      Vice President/Director of
                                                      Mutual Funds, Wheat First
                                                      Butcher Singer, Inc.

Stanley F. Pauley             Trustee                 Chairman and Chief
P. O. Box 27205                                       Executive Officer, E.R.
Richmond, Virginia 23261                              Carpenter Company
                                                      Incorporated; Trustee,
                                                      Cash Resource Trust and
                                                      Mentor Institutional
                                                      Trust.

Louis W. Moelchert, Jr.       Trustee                 Vice President of Business
University of Richmond                                and Finance, University of
Richmond, Virginia 23173                              Richmond; Trustee, Cash
                                                      Resource Trust and Mentor
                                                      Institutional Trust.

Thomas F. Keller              Trustee                 Dean, Fuqua School of
Duke University                                       Business, Duke University;
Durham, North Carolina 27706                          Trustee, Cash Resource
                                                      Trust and Mentor
                                                      Institutional Trust.

Arnold H. Dreyfuss            Trustee                 Retired.  Formerly,
5100 Cary Street Road                                 Chairman and Chief
Richmond, Virginia 23225                              Executive Officer,
                                                      Hamilton
                                                      Beach/Proctor-Silex, Inc.
                                                      Trustee, Cash Resource
                                                      Trust and Mentor
                                                      Institutional Trust.

Troy A. Peery, Jr.            Trustee                 President, Heilig-Meyers
2235 Staples Mill Road                                Company.  Trustee, Cash
Richmond, Virginia 23230                              Resource Trust and Mentor
                                                      Institutional Trust.

Paul F. Costello              President               Managing  Director,  Wheat
901 East Byrd Street                                  First Butcher Singer,
Richmond, Virginia 23219                              Inc., Mentor Investment
                                                      Group, Inc.;  President,
                                                      Cash Resource  Trust,
                                                      Mentor Income Fund,  Inc.,
                                                      and Mentor Institutional
                                                      Trust;  Director,  Mentor
                                                      Perpetual Advisors,
                                                      L.L.C.; Senior Vice
                                                      President, Mentor
                                                      Distributors,  Inc.;
                                                      formerly, President,
                                                      Mentor Series Trust;
                                                      Director,  President and
                                                      Chief Executive Officer,
                                                      First Variable Life
                                                      Insurance Company;
                                                      President and Chief
                                                      Financial Officer,
                                                      Variable Investors Series
                                                      Trust; President and
                                                      Treasurer,  Atlantic
                                                      Capital & Research,  Inc.;
                                                      Vice President and
                                                      Treasurer, Variable Stock
                                                      Fund, Inc., Monarch
                                                      Investment Series Trust,
                                                      and GEICO Tax Advantage
                                                      Series Trust;  Vice
                                                      President,  Monarch Life
                                                      Insurance  Company, GEICO
                                                      Investment  Services
                                                      Company,  Inc., Monarch
                                                      Investment  Services
                                                      Company, Inc., and
                                                      Springfield  Life
                                                      Insurance  Company.

Terry L. Perkins                   Treasurer          Vice President,  Mentor
901 East Byrd Street                                  Investment Group, Inc.;
Richmond, Virginia 23219                              Treasurer,  Cash Resource
                                                      Trust; Cash Resource
                                                      Trust, Mentor Income Fund,
                                                      Inc., and Mentor
                                                      Institutional Trust;
                                                      formerly, Treasurer and
                                                      Comptroller, Ryland
                                                      Capital Management, Inc.;
                                                      Treasurer, Mentor Series
                                                      Trust.

Michael Wade                Assistant Treasurer       Associate  Vice
901 East Byrd Street                                  President,  Mentor
Richmond, Virginia 23219                              Investment  Group,  Inc.
                                                      since April 1994;
                                                      Assistant  Treasurer,
                                                      Cash Resource Trust,
                                                      Mentor Income Fund, Inc.,
                                                      and Mentor Institutional
                                                      Trust;  formerly,  Senior
                                                      Accountant,  Wheat First
                                                      Butcher Singer, Inc.,
                                                      April 1993 through  March
                                                      1994;  Audit  Senior,  BDO
                                                      Seidman,  July 1989
                                                      through March 1993.

John M. Ivan                 Secretary                Managing  Director since
901 East Byrd Street                                  October 1992,  Director of
Richmond, Virginia 23219                              Compliance  since October
                                                      1992,  Senior Vice
                                                      President  from 1990 to
                                                      October 1992,  and
                                                      Assistant General Counsel
                                                      since 1985, Wheat, First
                                                      Securities,  Inc.; Clerk,
                                                      Cash Resource Trust,
                                                      Mentor Institutional
                                                      Trust; formerly, Clerk,
                                                      Mentor Series Trust.




(1) This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

(2) Members of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.


TRUSTEES' COMPENSATION

         The table below shows the estimated fees to be paid to each Trustee by the Trust for fiscal 1995 and the fees paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1995 calendar year.


                                                             TOTAL COMPENSATION
                               AGGREGATE COMPENSATION             FROM ALL
TRUSTEES                            FROM THE TRUST               COMPLEX FUNDS

Daniel J. Ludeman                          $    0                  $      0
Arnold H. Dreyfuss                          6,500                    17,200
Thomas F. Keller                            5,500                    14,700
Louis W. Moelchert, Jr.                     6,000                    16,700
Stanley F. Pauley                           6,000                    16,675
Troy A. Peery, Jr.                          6,000                    16,175
Peter J. Quinn, Jr.                             0                         0

--------------------

         The Trustees do not receive pension or retirement benefits from the Trust.

         The Trust's Declaration of Trust provides that the Trustees will be liable for their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


PRINCIPAL HOLDERS OF SECURITIES

         The officers and Trustees of the Trust own as a group less than 1% of the outstanding shares of any class of each Portfolio. To the knowledge of the Trust, no person owned of record or beneficially more than 5% of the outstanding shares of any Portfolio as of December 15, 1995, except as set forth below:



PORTFOLIO                              HOLDER               PERCENTAGE OWNERSHIP
Growth Portfolio-Class A     Bank of New York TTEE                   70.00
                             Wheat First Butcher Singer 401K

                             Wheat First FBO                         13.03
                             Plumbers & Pipe Fitters Local
                             Union 354 Pen FD J D Wright
                             & Richard G. Hall TTEES UA
                             DTD

Strategy Portfolio-Class     Bank of New York TTEE                   41.85
A                            Wheat First Butcher Singer 401K

                             Wheat First FBO                         20.81
                             Plumbers & Pipe Fitters Local
                             Union 354 Pen FD J. D. Wright
                             & Richard G. Hall TTEES UA
                             DTD

Global Portfolio-Class A     Saxon & Co.                              7.76
                             FBO Vested Interest Omnibus
                             Asset Account

Quality Portfolio-Class A    Wheat First FBO                          8.39
                             Danville Region Medical CTR
                             S D Account
                             Attn: William Isemann

Short-Duration Income        Wheat First FBO                         17.69
Portfolio-Class A            John L. Irvin

                             Wheat First FBO                          5.92
                             B & B Communications Inc.
                             Robert B. Baine Jr., President

                             Wheat First FBO                          9.13
                             Robert L. Pack

                             Wheat First FBO                          8.14
                             Univ. Path Assoc. PSP Fergus O
                             Shiel & D. S. Wilkinson TTES
                             DTD

Balanced Portfolio           The Wheat Foundation                    89.74

INVESTMENT ADVISORY SERVICES

         Commonwealth Advisors, Inc. (formerly Cambridge Investment Advisors, Inc.) serves as investment adviser to the Capital Growth, Quality Income, Income and Growth, and Municipal Income Portfolios. Commonwealth Advisors has entered into sub-advisory arrangements with respect to certain of the Portfolios. Van Kampen/American Capital Management, Inc. ("Van Kampen") serves as sub-adviser to the Municipal Income Portfolio; Wellington Management Company ("Wellington") as sub-adviser to the Income and Growth Portfolio. Each of these sub-advisers has complete discretion to purchase and sell portfolio securities for its respective Portfolio within the particular Portfolio's investment objective, restrictions, and policies. Charter Asset Management, Inc. ("Charter") serves as investment adviser to the Growth Portfolio. Wellesley Advisors, Inc. ("Wellesley") serves as investment adviser to the Strategy Portfolio. Commonwealth Investment Counsel, Inc. ("Commonwealth") serves as investment adviser to the Balanced and Short-Duration Income Portfolios. Mentor Perpetual Advisors, L.L.C. ("Mentor Perpetual") serves as investment adviser to the Global Portfolio. Mentor Investment Group, Inc. (formerly Investment Management Group, Inc.) ("Mentor") serves as administrator to all of the Portfolios. Each of Commonwealth Advisors, Charter, Commonwealth, and Wellesley is a wholly-owned subsidiary of Mentor, which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. ("WFBS"). Mentor Perpetual is owned equally by Mentor and Perpetual plc, a diversified financial services holding company.


         Subject to the supervision and direction of the Trustees, each investment adviser and/or sub-adviser manages the applicable Portfolio in accordance with the stated policies of that Portfolio and of the Trust. Each makes investment decisions for the Portfolio and places the purchase and sale orders for portfolio transactions. Mentor furnishes each of the Portfolios with certain statistical and research data, clerical help, and certain accounting, data processing, and other services required by the Portfolios, assists in preparation of certain reports to shareholders of the Portfolios, tax returns, and filings with the SEC and state Blue Sky authorities, and generally assists in all aspects of the Portfolios' operations. The investment advisers, sub-advisers, and Mentor, as the case may be, bear all their expenses in connection with the performance of their services (except as may be approved from time to time by the Trustees) and pay the salaries of all officers and employees who are employed by them and the Trust.


         Each Portfolio's investment adviser and/or sub-adviser provides the Trust with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Trust and for the other investment advisory clients of the investment advisers and sub-advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the investment adviser's or sub-adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Mentor handles purchases and sales under guidelines approved by investment officers of the Trust. Each investment adviser and sub-adviser employs professional staffs of portfolio managers who draw upon a variety of resources for research information for the Trust.


         Expenses incurred in the operation of a Portfolio or otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under a Portfolio's 12b-1 plan and the Shareholder Service Plan, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat and subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution, and certain costs incurred by Mentor in responding to shareholder inquiries as approved by the Trustees from time to time, to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.


MANAGEMENT FEES

         The investment adviser of each Portfolio receives an annual management fee from such Portfolio (which is described in the relevant Prospectus). The investment adviser pays a portion of that fee to any sub-adviser to the Portfolio.


         The Portfolios paid investment advisory fees in the amounts and for the periods indicated below (amounts shown reflect fee waivers where applicable):

                                                      FISCAL YEAR          FISCAL YEAR         FISCAL YEAR
                                                         1993                 1994                1995
Balanced Portfolio..........................             --                   --                   --
Capital Growth Portfolio....................         $  535,270           $  590,693           $  465,031
Global Portfolio............................              --                  69,515              174,547
Growth Portfolio............................          1,105,694            1,327,384            1,143,696
Income and Growth Portfolio.................             45,081              374,462              460,486
Municipal Income Portfolio..................              4,130              387,074              380,281
Quality Income Portfolio....................            658,652              893,139              563,032
Short-Duration Income Portfolio.............              --                  --                   --
Strategy Portfolio..........................            147,585            1,368,325            1,262,809


         The investment advisers of the following Portfolios waived investment advisory fees in the following amounts for the periods indicated below:


                                                      FISCAL YEAR          FISCAL YEAR         FISCAL YEAR
                                                         1993                 1994                1995
Balanced Portfolio..........................             --                 $ 48,884              $14,563
Capital Growth Portfolio....................           $ 35,435               --                       --
Global Portfolio............................             --                   69,515               10,545
Municipal Income Portfolio..................            374,138               81,713                   --
Quality Income Portfolio....................            230,311                --                  41,651
Short-Duration Income Portfolio                          --                   11,536               65,901


         Commonwealth   Advisors  paid  sub-advisory  fees  to  the  Portfolios'
sub-advisers in the following amounts for the periods indicated below:


                                                      FISCAL YEAR          FISCAL YEAR         FISCAL YEAR
                                                         1993                 1994                1995
Capital Growth Portfolio (1)                           $286,476                 $295,347           $126,880
Global Portfolio (2)                                         --                   34,757             49,880
Income and Growth Portfolio                              22,521                  187,231            193,845
Municipal Income Portfolio                                2,065                  234,393            190,141
Quality Income Portfolio (3)                            400,501                  419,570            157,161

--------------------
(1) Prior to April 13, 1995, Phoenix Investment Counsel, Inc. ("Phoenix") served as sub-adviser to the Capital Growth Portfolio. Commonwealth Advisors paid subadvisory fees of $126,880 to Phoenix for fiscal year 1995.

(2)      Prior to April 13, 1995, Scudder, Stevens & Clark ("Scudder") served as
         sub-adviser  to  the  Global  Portfolio.   Commonwealth  Advisors  paid
         subadvisory fees of $49,880 to Scudder for fiscal year 1995.

(3) Prior to April 13, 1995, Pacific Investment Management Company ("Pacific") served as sub-adviser to the Quality-Income Portfolio
         (formerly the Cambridge Government Income Portfolio). Commonwealth Advisors paid $157,161 in subadvisory fees to Pacific for fiscal year 1995.

     If in any year the aggregate expenses of a Portfolio (including investment advisory fees but excluding interest, taxes, brokerage and distribution fees, and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Portfolio, its investment adviser's compensation may be reduced. The most stringent state expense limitation applicable to the Trust presently requires reimbursement of expenses in any year that such expenses exceed the sum of 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of average daily net assets over $100 million. If a Portfolio's monthly projected operating expenses exceed this expense limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount of expenses to be borne by an investment adviser or sub-adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.


ADMINISTRATIVE SERVICES

         Mentor Investment Group, Inc. serves as administrator to each of the Portfolios pursuant to an Administration Agreement. Prior to June 1, 1994, Cambridge Administrative Services ("CAS") provided administrative services to the Capital Growth, Quality Income, Municipal Income, and Income and Growth Portfolios.


         Pursuant to the Administration Agreement, Mentor provides continuously business management services to the Portfolios and, subject to the general oversight of the Trustees, manages all of the business and affairs of the Portfolios subject to the provisions of the Trust's Declaration of Trust, By-laws and the 1940 Act, and other policies and instructions the Trustees may from time to time establish. Mentor pays the compensation of all officers and executive employees of the Trust (except those employed by or serving at the request of an investment adviser or sub-adviser) and makes available to the Trust the services of its directors, officers, and employees as elected by the Trustees or officers of the Trust. In addition, Mentor provides all clerical services relating to the Portfolios' business. As compensation for its services, Mentor receives a fee from each Portfolio calculated daily at the annual rate of
 .10 of 1% of a Portfolio's average daily net assets.


         The Administration Agreement must be approved (beginning May 30, 1997) at least annually with respect to each Portfolio by a vote of a majority of the Trustees who are not interested persons of Mentor or the Trust. The Agreement may be terminated at any time without penalty on 30 days notice by Mentor, or immediately in respect of any Portfolio upon notice by the Trustees or by vote of a majority of the outstanding voting securities of that Portfolio. The Agreement terminates automatically in the event of any assignment.


         The Portfolios paid administrative service fees in the following amounts for the periods indicated below (amounts shown reflect fee waivers where applicable):

                                                     FISCAL YEAR           FISCAL YEAR         FISCAL YEAR
                                                         1993                 1994                1995
Balanced Portfolio..........................              --                   --                   --
Capital Growth Portfolio....................           $ 68,158             $ 92,278             $ 66,032
Global Portfolio............................              --                   7,140               19,082
Growth Portfolio............................              --                    --                108,285
Quality Income Portfolio....................            143,075              151,234               65,234
Municipal Income Portfolio..................             62,849               97,653               72,055
Income and Growth Portfolio.................              4,509               47,282               69,316
Short-Duration Income Portfolio.............              --                    --                    --
Strategy Portfolio..........................              --                  29,422              146,572


         The administrators waived administrative fees in the amounts and for the periods indicated below:

                                                     FISCAL YEAR           FISCAL YEAR         FISCAL YEAR
                                                         1993                 1994                1995
Balanced Portfolio..........................              --               $   2,307                --
Capital Growth Portfolio....................           $ 36,269                --                   --
Global Portfolio............................              --                     530                --
Growth Portfolio............................              --                   --                   --
Income and Growth Portfolio.................              3,005               15,033                --
Municipal Income Portfolio..................             34,261                --                   --
Quality Income Portfolio....................             41,518               23,563                --
Short-Duration Income Portfolio                           --                   9,776                --
Strategy Portfolio..........................             17,363              131,557                --


         During fiscal 1994, the Growth, Strategy, and Balanced Portfolios reimbursed amounts of $24,000, $21,507, and $6,905, respectively, to Mentor for certain accounting and operation related costs not covered by their respective administration arrangements: During Fiscal 1995, the amounts of these reimburse-ments were $6,579, $6,117, and $0, respectively.

SHAREHOLDER SERVICING PLAN

         The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors with respect to each Portfolio. Pursuant to the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be record or beneficial owners of shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding .25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios owned by the financial institution's customers for whom it is the holder of record or with whom it has a servicing relationship. The Service Plan is designed to stimulate financial institutions to render administrative support services to the Portfolios and their shareholders. These administrative support services include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolios; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the Portfolios reasonably request. Prior to June 1, 1995, the Balanced, Growth, ShortDuration Income, and Strategy Portfolios were parties to shareholder servicing arrangements with Wheat, First Securities, Inc. ("Wheat") pursuant to which each Portfolio made payments to Wheat at the annual rate of 0.25% of such Portfolio's average net assets.


         In addition to receiving payments under the Service Plan, financial institutions may be compensated by the investment adviser, a sub-adviser, and/or Mentor, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolios. These payments will be made directly by the investment adviser, a sub-adviser, and/or Mentor, as applicable, and will not be made from the assets of any of the Portfolios.


SHAREHOLDER SERVICES FEES


         During fiscal 1995, the Portfolios incurred shareholder service fees under the Service Plan (and, in the case of the Balanced, Growth, Short-Duration Income, and Strategy Portfolios, the shareholder servicing arrangements with Wheat) as follows (amounts shown reflect fee waivers where applicable):


         Balanced Portfolio.....................................    $      --
         Capital Growth Portfolio...............................         145,322
         Global Portfolio.......................................          42,065
         Growth Portfolio.......................................         404,213
         Income and Growth Portfolio............................         153,495
         Municipal Income Portfolio.............................         158,450
         Quality Income Portfolio...............................         234,597
         Short-Duration Income Portfolio                                  32,505
         Strategy Portfolio.....................................         371,429


         During 1995, Wheat waived $5,965 in shareholder service fees under its agreement in respect of the Balanced Portfolio.

BROKERAGE TRANSACTIONS





         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.


         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, each of the Portfolios' investment adviser or sub-adviser receives brokerage and research services and other similar services from many broker-dealers with which such investment adviser or sub-adviser places a Portfolio's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the investment adviser's or sub-adviser's managers and analysts. Where the services referred to above are not used exclusively by the investment adviser or sub-adviser for research purposes, the investment adviser or sub-adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to the investment adviser or subadviser and its affiliates in advising various of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios. The management fee paid by a Portfolio is not reduced because the Portfolio's investment adviser or sub-adviser or any of their affiliates receive these services even though the investment adviser or sub-adviser might otherwise be required to purchase some of these services for cash.


         A Portfolio's investment adviser or sub-adviser, as the case may be, places all orders for the purchase and sale of portfolio investments for the Portfolio and buys and sells investments for the Portfolio through a substantial number of brokers and dealers investment adviser or sub-adviser. The investment adviser or sub-adviser seeks the best overall terms available for the Portfolio, except to the extent the investment adviser or sub-adviser may be permitted to pay higher brokerage commissions as described below. In doing so, the investment adviser or sub-adviser, having in mind the Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.


         As permitted by Section 28(e) of the 1934 Act, and by the Investment Advisory and Management Agreements, a Portfolio's investment adviser or sub-adviser may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to that adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The investment adviser's or sub-adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the investment adviser and sub-adviser will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.


         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, an investment adviser or sub-adviser may consider sales of shares of a Portfolio (and, if permitted by law, of the other funds in the Mentor family funds) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.


         The Trustees have determined that portfolio transactions for the Trust may be effected through Wheat, First Securities, Inc. ("Wheat"). The Trustees have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat will not participate in brokerage commissions given by the Trust to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Trust will in no event effect principal transactions with Wheat in over-the-counter securities in which Wheat makes a market.


         Under rules adopted by the SEC, Wheat may not execute transactions for the Trust on the floor of any national securities exchange, but may effect transactions for the Trust by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with Wheat. Wheat will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation it receives from the Trust. The Trust has been advised by Wheat that on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.


BROKERAGE COMMISSIONS

         The Portfolios paid brokerage commissions on brokerage transactions in the following aggregate amounts for the periods indicated:

                                                     FISCAL YEAR           FISCAL YEAR        FISCAL YEAR
                                                         1993                 1994               1995
Balanced Portfolio..........................              --               $   1,641          $      3,436
Capital Growth Portfolio....................           $334,227              195,086               416,744
Global Portfolio............................              --                  45,449               148,625
Growth Portfolio............................            275,570              374,267             1,354,359
Income and Growth Portfolio.................             25,668              116,782               125,986
Municipal Income Portfolio..................              --                   --                    4,037
Quality Income Portfolio....................              --                   --                   20,250
Short-Duration Income Portfolio                           --                   1,307                 2,717
Strategy Portfolio..........................            159,275              651,172             1,297,178


         The following table shows brokerage commissions paid by each of the Portfolios to Wheat for the periods indicated:



                                                     FISCAL YEAR           FISCAL YEAR        FISCAL YEAR
                                                         1993                 1994               1995

Balanced Portfolio..........................             --                   --                   --
Capital Growth Portfolio....................           $113,126             $ 78,085              $22,411
Global Portfolio............................             --                   --                   --
Growth Portfolio............................             71,806               34,881               53,120
Income and Growth Portfolio.................              4,303               22,606               47,723
Municipal Income Portfolio..................             --                   --                   --
Quality Income Portfolio....................             --                   --                   --
Short-Duration Income Portfolio.............             --                   --                   --
Strategy Portfolio..........................             --                    1,757                1,138


         The brokerage commissions paid to Wheat for fiscal year 1995 amounted to the following percentages of the aggregate brokerage commissions paid by each
Portfolio:


                                                                                     PERCENT OF AGGREGATE
                                                    PERCENT OF AGGREGATE               DOLLAR AMOUNT OF
                                                         COMMISSIONS                BROKERAGE TRANSACTIONS


Balanced Portfolio..........................               --                              --
Capital Growth Portfolio....................               5.38%                           6.49%
Global Portfolio............................               --                              --
Growth Portfolio............................               3.92%                           7.07%
Income and Growth Portfolio.................              37.88%                          21.21%
Municipal Income Portfolio..................               --                              --
Quality Income Portfolio....................               --                              --
Short-Duration Income Portfolio                            --                              --
Strategy Portfolio..........................               0.09%                           0.19%

HOW TO BUY SHARES


       Except under certain circumstances described in the Trust's or an individual Portfolio's prospectus, Class A shares of the Portfolios are sold at their net asset value plus an applicable sales charge on days the New York Stock Exchange is open for business. Class B shares of the Portfolios (where applicable) are sold at their net asset value with no sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Class A and Class B shares of the Portfolios is explained in the relevant Prospectus under the section entitled "How to Buy Shares."


Dealers will be compensated on purchases of Class A shares in accordance with the following schedule:

     Amount of Purchase                                       Dealer Commission
     ------------------                                       -----------------
     Less than $2 million                                               1.00%
     $2 million but less than $3 million                                .80%
     $3 million but less than $50 million                               .50%
     $50 million but less than $100 million                             .25%
     $100 million or more                                               .15%


         The above commission will be paid by Mentor Distributors and not a Portfolio or its shareholders.

DISTRIBUTION

         Each of the Portfolios makes payments to Mentor Distributors, Inc. in accordance with its respective Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Prior to June 1, 1995, each of the Balanced, Growth, Short-Duration Income, and Strategy Portfolios made payments under Rule 12b-1 plan to Wheat.


         During fiscal year 1995, the Portfolios paid the following 12b-1 fees to Wheat and Mentor Distributors as shown below:


                                    WHEAT    MENTOR DISTRIBUTORS       TOTAL

Balanced Portfolio..............    --              --                 --
Capital Growth Portfolio........    --            $288,262         $  288,262
Global Portfolio................    --              68,125             68,125
Growth Portfolio................  $886,494         335,790          1,222,284
Income and Growth Portfolio.....     --            322,260            322,260
Municipal Income Portfolio......     --            207,611            207,611
Quality Income Portfolio........     --            334,771            334,771
Short-Duration Income Portfolio     25,133          13,921             39,054
Strategy Portfolio..............   707,663         397,832          1,105,495

CONTINGENT DEFERRED SALES CHARGES

         During fiscal year 1994, Mentor Distributors received the following contingent deferred sales charges:


                                               MENTOR DISTRIBUTORS

Balanced Portfolio.......................                 --
Capital Growth Portfolio.................           $   9,588
Global Portfolio.........................              11,406
Growth Portfolio.........................             100,433
Income and Growth Portfolio..............              12,813
Municipal Income Portfolio...............                 404
Quality Income Portfolio.................               3,994
Short-Duration Income Portfolio                         4,215
Strategy Portfolio.......................             137,594


CONTINGENT DEFERRED SALES CHARGES

         During fiscal year 1995, Wheat and Mentor Distributors received the following contingent deferred sales charges:


                                            WHEAT          MENTOR DISTRIBUTORS

Balanced Portfolio..................       --                        --
Capital Growth Portfolio............       --                  $    7,52l
Global Portfolio....................       --                       4,920
Growth Portfolio....................      $112,189                105,097
Income and Growth Portfolio.........       --                      10,421
Municipal Income Portfolio..........       --                       2,083
Quality Income Portfolio............       --                       4,460
Short-Duration Income Portfolio            --                         320
Strategy Portfolio..................       412,928                274,069


UNDERWRITING COMMISSIONS

         The following table shows the approximate amount of underwriting commissions retained by the principal underwriter for each Portfolio for the periods indicated:


                                                      FISCAL YEAR          FISCAL YEAR         FISCAL YEAR
                                                         1993                 1994                1995
                                                         ----                 ----                ----
Balanced Portfolio..........................               --                   --                   --
Capital Growth Portfolio....................             79,450               17,055                1,314
Global Portfolio............................               --                  6,354                1,829
Growth Portfolio............................               --                   --                   --
Income and Growth Portfolio.................             35,307               32,761                2,708
Municipal Income Portfolio..................             29,185               12,958                  247
Quality Income Portfolio....................             39,798                7,951                  559
Short-Duration Income Portfolio                            --                   --                   --
Strategy Portfolio..........................               --                   --                   --

DETERMINING NET ASSET VALUE

         A Portfolio determines its net asset value per share once each day the New York Exchange (the "Exchange") is open as of the close of regular trading on the Exchange. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.


         Securities for which market quotations are readily available are valued at prices which, in the opinion of a Portfolio's Adviser most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

         Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, the Portfolio's Adviser determines their fair values. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.


         In the case of certain fixed-income securities, including certain less common mortgage-backed securities, market quotations are not readily available to the Portfolios on a daily basis, and pricing services may not provide price quotations. In such cases, the

Portfolio's Adviser is typically able to obtain dealer quotations for each of the securities on at least a weekly basis. On any day when it is not practicable for the Adviser to obtain an actual dealer quotation for a security, the Adviser reprices the securities based on changes in the value of a U.S. Treasury security of comparable duration. When the next dealer quotation is obtained, the Adviser compares the dealer quote against the price obtained by it using its U.S. Treasury-spread calculation, and makes any necessary adjustments to its calculation methodology. The Adviser attempts to obtain dealer quotes for each security at least weekly, and on any day when there has been an unusual occurrence affecting the securities which, in the Adviser's view, makes pricing the securities on the basis of U.S. Treasuries unlikely to provide a fair value of the securities.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Portfolio's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's net asset value is not calculated. A Portfolio calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Trustees.

REDEMPTIONS IN KIND

         Although the Trust intends to redeem Class A and Class B shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Portfolio's investment portfolio. Redemptions in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner that the Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, under which, with respect to each Portfolio, the Trust is obligated to redeem Class A or Class B shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective class's net asset value during any 90-day period.






TAXES

         Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As a series of Massachusetts business trust, a Portfolio will not under present law be subject to any excise or income taxes in Massachusetts.

         In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts, and foreign currencies) held less than three months; (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (d) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

         If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to federal income tax paid to its shareholders in the form of dividends (including capital gain dividends).

         If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         If a Portfolio fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted so to elect and so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Portfolio in January of a year generally is deemed to have been paid by the Portfolio on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. A Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         EXEMPT-INTEREST DIVIDENDS. A Portfolio will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Portfolio's taxable year, at least 50% of the total value of the Portfolio's assets consists of obligations the interest on which is exempt form federal income tax. Distributions that the Portfolio properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Portfolio intends to be qualified to pay exempt-interest dividends, the Portfolio may be limited in its ability to enter into taxable transactions involving forward commitments, or repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Portfolio paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Portfolio's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         A Portfolio which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Portfolio's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different form the percentage of the Portfolio's income that was tax-exempt during the period covered by the distribution.

         HEDGING TRANSACTIONS. If a Portfolio engages in transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

         Under the 30% of gross income test described above (see "Taxation of the Portfolio"), the Portfolio will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain Portfolio assets to be treated as held for less than three months.

         Certain of a Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Portfolio's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If a Portfolio's book income is less than its taxable income, the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         RETURN OF CAPITAL DISTRIBUTIONS. If a Portfolio makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you or your shares.

         SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. A Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, and forward contacts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         If more than 50% of a Portfolio's assets at year end consists of the debt and equity securities of foreign corporations, the Portfolio may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Portfolio to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

         Investment by a Portfolio in certain "passive foreign investment companies" could subject the Portfolio to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Portfolio shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other Portfolio shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

         BACKUP WITHHOLDING. A Portfolio generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number (TIN), who has under reported dividends or interest income, or who fails to certify to the Portfolio that he or she is not subject to such withholding. Shareholders who fail to furnish their current TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

         If a Portfolio invests in stock of certain foreign investment companies, the Portfolio may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of a Portfolio's holding period for the stock. The distribution or gain so allocated to any taxable year of a Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to the Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in a Portfolio's investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a dividend to its shareholders.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

         For a more complete discussion of shareholders' tax status, including a discussion of the individual alternative minimum tax and the corporate alternative minimum tax, see the section of the relevant prospectus in respect of taxes.

INDEPENDENT ACCOUNTANTS


         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Trust's independent auditors, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.


CUSTODIAN

         Investors Fiduciary Trust Company, located at 127 West 10th Street, Kansas City, Missouri, is the custodian of each Portfolio, except that State Street Bank & Trust Company, P.O. Box 8602, Boston, Massachusetts serves as custodian to the Global Portfolio and as the foreign custodian to each of the other Portfolios in respect of its foreign assets. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments.

PERFORMANCE INFORMATION

         The table below shows the average annual total return for the one- and five-year periods (where applicable) and for the life of the Portfolios:



         CLASS A SHARES                                1 YEAR          5 YEARS       SINCE INCEPTION
         --------------                                ------          -------       ---------------
     Balanced Portfolio*..........................        --             --                 --
     Capital Growth Portfolio.....................        13.25%         --                 5.93%
     Global Portfolio.............................         5.17%         --                 3.67%
     Growth Portfolio*............................         --            --                13.35%
     Income and Growth Portfolio..................        10.52%         --                 9.62%
     Municipal Income Portfolio...................         4.26%         --                 5.86%
     Quality Income Portfolio.....................         6.47%         --                 3.34%
     Short-Duration Income Portfolio*                     --             --                 0.49%
     Strategy Portfolio*..........................        --             --                 6.80%



         CLASS B SHARES                                1 YEAR          5 YEARS       SINCE INCEPTION
         --------------                                ------          -------       ---------------
     Balanced Portfolio*..........................        13.29%         --             12.66%
     Capital Growth Portfolio.....................        15.26%         --              6.60%
     Global Portfolio.............................         6.74%         --              4.30%
     Growth Portfolio*............................        24.38%         22.93%         13.79%
     Income and Growth Portfolio..................        12.32%         --             10.53%
     Municipal Income Portfolio...................         5.01%         --              6.36%
     Quality Income Portfolio.....................         7.33%         --              3.90%
     Short-Duration Income Portfolio*                      5.29%         --              4.34%
     Strategy Portfolio*..........................        19.73%         --              8.85%

------------------
         * Prior to May 30, 1995, the Balanced, Growth, Short-Duration Income, and Strategy Portfolios only offered one class of shares. Total return information for this period is shown under the Class B share table. THE ANNUAL TOTAL RETURN INFORMATION SHOWN ABOVE FOR THE BALANCED, GROWTH, SHORT-DURATION INCOME, AND STRATEGY PORTFOLIOS REFLECTS VARIOUS SALES CHARGES CURRENTLY NOT APPLICABLE TO THE PORTFOLIOS. The Balanced, Growth, Short-Duration, and Strategy Portfolios are the successors to Mentor Balanced Fund, Mentor Growth Fund, Mentor Short-Duration Income Fund, and Mentor Strategy Fund, respectively, each of which was previously a series of shares of beneficial interest of Mentor Series Trust. For fiscal 1994, none of the Mentor funds bore a front-end sales charge, but each of Mentor Strategy Fund, Mentor Short-Duration Income Fund, and Mentor Balanced Fund was subject to a maximum contingent deferred sales charge of 5%.


                                  - - - - - -

         Total return for one-, five-, and ten-year periods (or for such shorter periods as a Portfolio has been in operation) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Portfolio during that period. Total return calculations assume deduction of a Portfolio's maximum contingent deferred sales charge, if applicable, and reinvestment of all Portfolio distributions at net asset value on their respective reinvestment dates.

         At times, a Portfolio's investment adviser or sub-adviser may reduce its compensation or assume expenses of the Portfolio in order to reduce the Portfolio's expenses. The per share amount of any such fee reduction or assumption of expenses during a Portfolio's past ten fiscal years (or for the life of a Portfolio, if shorter) is reflected in the Trust's Prospectus and the Portfolio Prospectuses. Any such fee reduction or assumption of expenses would increase a Portfolio's yield and total return during the period of the fee reduction or assumption of expenses.

         Total return may be presented for other periods or without giving effect to any contingent deferred sales charge. Any quotation of total return or yield not reflecting the contingent deferred sales charge would be reduced if the sales charges were reflected.

         ALL  DATA ARE  BASED  ON PAST  PERFORMANCE  AND DO NOT  PREDICT  FUTURE
RESULTS.

YIELD AND TAX-EQUIVALENT YIELD

         The thirty-day yield for both classes of shares of certain of the Portfolios for the period ending September 30, 1995, was as follows:


                                                  CLASS A              CLASS B

       Quality Income Portfolio                    6.24%                5.74%
       Municipal Income Portfolio                  5.53%                5.30%
       Income and Growth Portfolio                 1.89%                1.25%


        A Portfolio's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the Portfolio during the base period less expenses accrued for that period, and
(ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on costs). Dividends on equity securities are accrued daily at their stated dividend rates.

         To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Portfolio, the performance will be reduced for those shareholders paying those fees.

         The tax-equivalent yield for Class A shares of the Municipal Income Portfolio for the thirty-day period ending September 30, 1995, was 9.16%. The tax-equivalent yield for the Class B shares was 8.78% for the same period.

         The tax-equivalent yield for both classes of the Municipal Income Portfolio is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Portfolio would have had to earn to equal its actual yield, assuming a 39.6% tax rate (the maximum effective federal rate for individuals) and assuming that income is 100% tax-exempt.

         The Municipal Income Portfolio may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Portfolio's investment portfolio generally remains free from federal regular income tax but may be subject to state and local taxes. (Some portion of the Portfolio's income may be subject to federal alternative minimum tax and state and local taxes.) Capital gains, if any, are subject to federal, state and local tax. As the table below indicates, a "tax-fee" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                        TAXABLE YIELD EQUIVALENT FOR 1995



                         15.00%              28.00%              31.00%               36.00%              39.60%
Joint Return             $1-39,000           $39,000-            $94,250-             $143,600-           Over
                                              94,250             143,600               256,500            $256,500
Single Return            $1-23,350           $23,350-            $56,550-             $117,950-           Over
                                              56,550             117,950               256,500            $256,500


Tax-Exempt
  Yield                                             Taxable Yield Equivalent
---------------------------------------------------------------------------------------------------------------------
 0.025%               2.94%               3.47%                3.62%               3.91%                4.14%
 3.00                 3.53                4.17                 4.35                4.69                 4.97
 3.50                 4.12                4.86                 5.07                5.47                 5.79
 4.00                 4.71                5.56                 5.80                6.25                 6.62
 4.50                 5.29                6.25                 6.52                7.03                 7.45
 5.00                 5.88                6.94                 7.25                7.81                 8.28
 5.50                 6.47                7.64                 7.97                8.59                 9.11
 6.00                 7.06                8.33                 8.70                9.38                 9.93
 6.50                 7.65                9.03                 9.42               10.16                10.76
 7.00                 8.24                9.72                10.14               10.94                11.59
 7.50                 8.82               10.42                10.87               11.72                12.42
 8.00                 9.41               11.11                11.59               12.50                13.25
 8.50                10.00               11.81                12.32               13.28                14.07


Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

The table above is for illustrative purposes only. It is not an indicator of past or future performance of the Portfolio.

ADVISERS' OFFICERS

         The following persons are officers of the investment advisers or subadvisers of the Portfolios, as indicated.

COMMONWEALTH INVESTMENT COUNSEL, INC.


W. HANCE WEST, JR., CFA            MANAGING DIRECTOR, TOTAL RETURN PORTFOLIO
                                   MANAGER
Mr. West has eight years of investment management experience. Mr. West serves as co- manager for the Mentor Income Fund (formerly RAC Income Fund), a $130 million closed- end bond fund. He holds his undergraduate degree in accounting from Virginia Polytechnic Institute and his graduate degree in business from University of Rochester.

JOHN G. DAVENPORT, CFA             MANAGING DIRECTOR, CHIEF EQUITY OFFICER AND
                                   PORTFOLIO MANAGER
Mr. Davenport has eleven years of investment management experience. He joined Commonwealth after heading equity research for Lowe, Brockenbrough, Tierney, & Tattersall. He earned his undergraduate business degree from the University of Richmond and his graduate degree in business from the University of Virginia. Mr. Davenport is also a portfolio manager at Commonwealth Advisors, Inc.

P. BARTON PETERS, CFA        SENIOR VICE PRESIDENT, DIRECTOR OF EQUITY RESEARCH
                             AND PORTFOLIO MANAGER
Mr. Peters has fifteen years of investment management experience and joined Commonwealth after the sale of his company, Parata Analytics Research, to Commonwealth. He has an undergraduate degree from the College of William and Mary and a masters degree in finance and quantitative sciences from Virginia Commonwealth University.

RICHARD H. SKEPPSTROM II     VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Skeppstrom has five years of investment management experience. He has earned both his undergraduate degree and masters of business administration from the University of Virginia.

CHRISTOPHER W. RUSBULDT, CFA    ASSOCIATE VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Rusbuldt has three years of investment experience. He has an undergraduate degree from the University of Virginia.

P. MICHAEL JONES, CFA           MANAGING DIRECTOR, INCOME PORTFOLIO MANAGER Mr.
Jones has ten years of investment management experience. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He earned his undergraduate degree from the College of William and Mary. Mr. Jones is also a portfolio manager at Commonwealth Advisors, Inc.

STEVEN C. HENDERSON         ASSOCIATE VICE PRESIDENT, INCOME PORTFOLIO MANAGER
Mr. Henderson has six years of investment management experience. He has an undergraduate degree from the University of Richmond and a masters in business administration from George Washington University.

STEPHEN R.  MCCLELLAND    VICE  PRESIDENT,  TOTAL  RETURN  PORTFOLIO  MANAGER
Mr. McClelland has five years of investment management experience, all of which have been at Commonwealth. He is a Certified Public Accountant and received his undergraduate degree in accounting from Iowa State University and his graduate business degree from Virginia Commonwealth University.

KEITH WANTLING                ASSOCIATE VICE PRESIDENT, SENIOR RESEARCH ANALYST
Mr. Wantling has four years of experience. Mr. Wantling performs analysis and screening for credit sensitive private label mortgage-backed securities and directs the firm's portfolio analysis effort. He holds his undergraduate degree in accounting information systems from Virginia Polytechnic Institute.


CHARTER ASSET MANAGEMENT, INC.

THEODORE W. PRICE, CFA       PRESIDENT,  PORTFOLIO  MANAGER
Mr. Price has thirty years of investment management experience, with over twenty-three years' tenure at Charter. He has managed Mentor Growth Portfolio since its inception. He earned both his undergraduate degree and masters of business administration from the University of Virginia.

LINDA A. ZIGLAR, CFA         SENIOR VICE  PRESIDENT,  PORTFOLIO  MANAGER
Ms. Ziglar has sixteen years of investment management experience. Ms. Ziglar joined Charter from Federated Investors, where she managed $300 million in equity assets. She holds an undergraduate degree from Randolph-Macon Woman's College where she graduated summa cum laude. She also holds a graduate degree in business administration from the University of Pittsburgh.

JEFFREY S. DRUMMOND, CFA     VICE  PRESIDENT,  PORTFOLIO  MANAGER
Mr. Drummond has seven years of investment management experience. Mr. Drummond began his career as a portfolio analyst in the Investment Strategy Department at Wheat First Butcher Singer, where he shared responsibility for directing $100 million in assets following the Strategic Sectors Portfolio. He received his undergraduate degree in finance from the University of Richmond, where he graduated cum laude.

EDWARD RICK IV               RESEARCH ANALYST
Mr. Rick has one year of investment management experience. He received his undergraduate degree in finance from the University of Richmond, where he graduated cum laude.

MENTOR PERPETUAL ADVISORS, L.L.C.


SCOTT  MCGLASHAN          FAR EAST  SPECIALIST,  PORTFOLIO  MANAGER
Mr. McGlashan has eighteen years of investment management experience, twelve years specializing in the Far East, and ten years' tenure in the Perpetual organization. He has earned degrees from Yale University and Cambridge University.

ROBERT  YERBURY           AMERICAN   SPECIALIST,   PORTFOLIO   MANAGER
Mr. Yerbury has twenty-three years of investment management experience, with over twenty years experience in North American stock markets, and has been part of the Perpetual team for twelve years. He received his undergraduate degree in mathematics from Cambridge University.

STEPHEN WHITTAKER         UNITED KINGDOM SPECIALIST, PORTFOLIO MANAGER
Mr. Whittaker has fifteen years of investment management experience. Prior to his employment at Perpetual, Mr. Whittaker was responsible for a wide range of UK equity funds for the Save & Prosper Group. He earned a law degree from Manchester University.

MARGARET RODDAN           EUROPEAN SPECIALIST,  PORTFOLIO MANAGER
Ms. Roddan has ten years of   investment   management   experience.   Ms.
Roddan joined the Perpetual organization from Mercury Asset Management, where she shared responsibility for managing more than $750 million in continental European equity holdings. She is a graduate of the Investment Management Programme at the London Business School, studied Finance at City University, and holds an undergraduate degree in economic history from Bristol University.

WELLESLEY ADVISORS, INC.

DON R. HAYS               PRESIDENT, PORTFOLIO MANAGER
Mr. Hays has over twenty-seven years of investment experience and is Director of Investment Strategy for Wheat First Butcher Singer, Inc., a position he has held since 1984. Mr. Hays began his career as an engineer with Von Braun rocket-development team in 1968. He is regarded as one of the country's leading investment strategists and his market outlook is quoted regularly in the WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, USA TODAY, and other major media. He has been a guest on the PBS series WALL $TREET WEEK with Louis Rukeyser and is regularly featured by DOW JONES, REUTERS AND BLOOMBERG NEWS SERVICES.

ASA W. GRAVES VII, CFA    PORTFOLIO ANALYST
Mr. Graves has four years of investment management experience and works closely with Mr. Hays to develop the analytical framework used in managing the Strategy Portfolio. He earned his undergraduate degree from the University of Richmond.

PERFORMANCE COMPARISONS

         The performance of Class A and Class B shares, where applicable, of each Portfolio depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the particular Portfolio is invested; changes in the expenses of the Trust or Class A or Class B shares of a particular Portfolio; and various other factors.

         The performance of each Portfolio's Class A and Class B shares fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of yield and total return for each class of the Portfolios.

         Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how a Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED ON
THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

         LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, a Portfolio will quote its Lipper ranking in advertising and sales literature.



         MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent a Portfolio's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3- year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the Portfolio. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.



         WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         A Portfolio's shares also may be compared to the following indices:

         DOW  JONES   INDUSTRIAL   AVERAGE   ("DJIA")  is  an  unmanaged   index
representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by Dow Jones & Company, it is cited as a principal indicator of market conditions.

         STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated, in the Standard & Poor's figures.

         CONSUMER PRICE INDEX is generally considered to be a measure of inflation.

         CDA MUTUAL FUND GROWTH INDEX is a weighted performance average of other mutual funds with growth of capital objectives.

         LIPPER GROWTH FUND INDEX is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

         SHEARSON LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues, which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasifederal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.

         SHEARSON LEHMAN GOVERNMENT INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

         RUSSELL GROWTH 1000 (RUSSELL 1000 INDEX) is a broadly diversified index consisting of approximately 1,000 common stocks of companies with market values between $20 million and $300 million that can be used to compare the total returns of funds whose portfolios are invested primarily in growth common stocks.

         SHEARSON LEHMAN AGGREGATE BOND INDEX is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Shearson Lehman Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index, and Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Federal Farm Credit Bank, Federal Land Bank, and the Bank for Cooperatives; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB, a minimum Moody's rating of Baa, or a minimum Fitch rating of BBB.

         SALOMON BROTHERS MORTGAGE-BACKED SECURITIES INDEX-15 YEARS includes the average of all 15-year mortgage securities, which include Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Government National Mortgage Association (Ginnie Mae).

         SHEARSON LEHMAN MUNICIPAL BOND INDEX is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds, which are priced by Muller Data Corporation.

         From time to time, certain of the Portfolios that invest in foreign securities may advertise the performance of both classes of their shares compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following: Morgan Stanley Capital International World Index, The Morgan Stanley Capital International EAFE (Europe, Australia, Far East) index, J.P. Morgan Global Traded Bond Index, Salomon Brothers World Government Bond Index, and the Standard & Poor's 500 Composite Stock Price Index (S&P 500). A Portfolio also may compare its performance to the performance of unmanaged stock and bond indices, including the total returns of foreign government bond markets in various countries. All index returns are translated into U.S. dollars. The total return calculation for these unmanaged indices may assume the reinvestment of dividends and any distributions, if applicable, may include withholding taxes, and generally do not reflect deductions for administrative and management costs.

         Investors may use such indices or reporting services in addition to the Trust or an individual Portfolio's prospectus to obtain a more complete view of a particular Portfolio's performance before investing. Of course, when comparing a Portfolio's performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing portfolios using reporting services, or total return and yield, investors should take into consideration any relevant differences in portfolios, such as permitted portfolio compositions and methods used to value portfolio securities and compute net asset value.

         Advertisements and other sales literature for a Portfolio may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in a Portfolio based on monthly reinvestment of dividends over a specified period of time.

         From time to time the Portfolios may advertise their performance, using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits, and to monthly market funds using the Lipper Analytical Service money market instruments average.

         Advertisements may quote performance information which does not reflect the effect of the sales load.

         Independent publications may also evaluate a Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         BUSINESS WEEK publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Funds are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

         INVESTOR'S BUSINESS DAILY publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

         BARRON'S periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Funds, Growth Funds, U.S. Government Funds, Equity Income Funds, Global Funds, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         THE WALL STREET JOURNAL publishes its Mutual Fund Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         FORTUNE magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Funds are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         MONEY magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         FINANCIAL WORLD publishes its monthly Independent Appraisals of Mutual Funds, a survey of approximately 1000 mutual funds. Funds are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         FORBES magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Funds performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         KIPLINGER'S PERSONAL FINANCE MAGAZINE (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Funds are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Funds compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Funds are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. NEWS AND WORLD REPORT periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Funds compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         THE 100 BEST MUTUAL FUNDS YOU CAN BUY authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

FINANCIAL STATEMENTS

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995


                                                            Percent of Net Assets            Shares            Market Value

COMMON STOCKS                                                  88.81%

BASIC INDUSTRIES                                                            1.33%
  Alco Standard Corporation                                                                   25,400         $  2,152,650
  Citation Corporation*                                                                       77,250            1,390,500
                                                                                                                3,543,150

BUILDING                                                                    2.66%
  Blount, Inc.-Class A                                                                        57,550            2,740,819
  Clayton Homes, Inc.                                                                        183,200            4,351,000
                                                                                                                7,091,819

CAPITAL GOODS & CONSTRUCTION                                                1.77%
  Fastenal Company                                                                            48,440            1,768,060
  Flextronics International, Ltd.*                                                           108,600            2,796,450
  Computational System*                                                                       10,000              162,500
                                                                                                                4,727,010

CONSUMER CYCLICAL                                                           9.29%
  Apple South, Inc.                                                                          126,850            2,885,837
  Chromcraft Revington, Inc.*                                                                109,000            2,670,500
  Consolidated Products Company*                                                              89,150            1,470,975
  Landry's Seafood Restaurant*                                                               100,000            1,800,000
  Legget & Platt, Inc.                                                                        59,600            1,467,650
  Outback Steakhouse*                                                                         47,000            1,445,250
  Quality Dining, Inc.*                                                                      163,000            2,974,750
  Regal Cinemas, Inc.*                                                                       106,325            4,372,615
  Rio Hotel & Casino, Inc.*                                                                  104,900            1,363,700
  Sonic Corporation*                                                                          94,200            2,143,050
  Wabash National Corporation                                                                 61,900            2,189,713
                                                                                                               24,784,040

CONSUMER STAPLES                                                            1.93%
  Performance Food Group*                                                                     52,500            1,220,625
  Richfood Holdings, Inc.                                                                    155,700            3,921,694
                                                                                                                5,142,319

ENERGY                                                                      0.89%
  Cairn Energy USA, Inc.*                                                                    116,850            1,489,838
  Nuevo Energy Company*                                                                       38,800              873,000
                                                                                                                2,362,838

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995


                                                           Percent of Net Assets            Shares            Market Value

COMMON STOCKS (CONTINUED)

FINANCIAL                                                      7.72%
  Concord Electronic Fleet Services, Inc.*                                                   115,200         $  3,513,600
  Credit Acceptance Company*                                                                  45,600            1,231,200
  Envoy Corporation*                                                                         113,400            1,360,800
  First Financial Management Corporation                                                      24,250            2,367,406
  Jayhawk Acceptance Corporation*                                                             87,200            1,275,300
  Leader Financial Corporation                                                                90,500            3,133,563
  Markel Corporation*                                                                         66,360            4,877,460
  National Commerce Bancorp                                                                  114,996            2,817,402
                                                                                                               20,576,731

HEALTH                                                        19.97%
  Advantage Health Corporation*                                                               51,200            1,740,800
  Biomet, Inc.*                                                                              168,350            2,904,037
  Columbia HCA Healthcare Corporation                                                         64,300            3,126,587
  Community Health Systems*                                                                   70,600            2,850,475
  Compdnet Corporation*                                                                      103,200            3,018,600
  Gelman Sciences, Inc.*                                                                      99,600            2,191,200
  Health Management Associates*                                                               67,300            2,162,013
  Healthdyne Technologies*                                                                   143,200            1,951,100
  Healthsource, Inc.*                                                                         57,700            2,776,813
  Idexx Laboratories, Inc.*                                                                   74,200            2,763,950
  Manor Care, Inc.                                                                            92,900            3,170,213
  Omnicare, Inc.                                                                             118,300            4,613,700
  Phycor, Inc.*                                                                              148,650            5,091,262
  Physician Sales & Services, Inc.*                                                           70,600            3,388,800
  Ren Corporation*                                                                           116,400            2,313,450
  Renal Treatment Centers*                                                                    80,600            2,982,200
  Respironics, Inc.*                                                                          74,500            1,434,125
  Vencor, Inc.*                                                                              149,325            4,778,400
                                                                                                               53,257,725

RETAIL                                                         8.85%
  Barnes and Noble, Inc.*                                                                     66,800            2,555,100
  Big B, Inc.                                                                                181,800            2,704,275
  Casey's General Stores, Inc.                                                               172,950            3,912,994
  Corporate Express, Inc.*                                                                    80,950            1,973,156
  Dollar General Corporation                                                                  41,041            1,205,579
  Heilig-Meyers Company                                                                       14,800              344,100

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                       Percent of Net
                                                                           Assets          Shares            Market Value

COMMON STOCKS (CONTINUED)

RETAIL (CONTINUED)
  Moovies, Inc.*                                                                              89,400         $  1,754,475
  Movie Gallery, Inc.*                                                                        76,700            3,278,925
  Office Depot, Inc.*                                                                         89,600            2,699,200
  Revco D. S., Inc.*                                                                          86,000            2,021,000
  S & K Famous Brands, Inc.*                                                                 131,000            1,146,250
                                                                                                               23,595,054

TECHNOLOGY                                                                 26.02%
  3Com Corporation*                                                                           55,300            2,516,150
  ACC Corporation                                                                             98,300            1,621,950
  Acxiom Corporation*                                                                         62,800            1,774,100
  Applied Materials, Inc.                                                                     19,050            1,947,862
  Atmel Corporation*                                                                          48,200            1,626,750
  Benchmark Electronics, Inc.*                                                                42,800            1,203,750
  Cellstar Corporation*                                                                       41,400            1,293,750
  Cincinnati Microwave, Inc.*                                                                143,700            2,173,463
  Cisco Systems, Inc.*                                                                        38,800            2,677,200
  Computer Management Sciences*                                                               12,500              212,500
  Cybex Corporation*                                                                          68,900            1,722,500
  Danka Business Systems                                                                     107,000            3,852,000
  Dell Computers Corporation*                                                                 18,800            1,598,000
  Diamond Multimedia Systems*                                                                 84,050            2,710,612
  DSC Communications Corporation*                                                             52,300            3,098,775
  Emulex Corporation*                                                                         80,500            1,066,625
  Frontier Corporation                                                                       189,300            5,040,113
  Gateway 2000, Inc.*                                                                         46,300            1,417,937
  Informix Corporation*                                                                       62,900            2,044,250
  Kent Electronics Corporation*                                                               54,250            2,380,218
  LAM Research Corporation*                                                                   14,700              878,325
  Linear Technology Corporation                                                               88,000            3,652,000
  LSI Logic Corporation*                                                                      47,900            2,766,225
  Mysoftware Company*                                                                        104,200            1,328,550
  Ontrak Systems*                                                                             55,700            1,538,713
  Palmer Wireless, Inc.*                                                                      86,900            1,933,525
  Quantum Corporation*                                                                        16,000              350,000
  SDL, Inc.*                                                                                  68,900            1,946,425
  Silicon Valley Group*                                                                       29,700            1,147,163
  Symmetricom, Inc.*                                                                         142,250            3,200,625
  Triquint Semiconductor, Inc.*                                                               64,850            1,483,444
  Uniphase Corporation*                                                                       46,650            1,644,413
  US Long Distance Corporation*                                                              105,700            1,592,106
  Worldcom, Inc.*                                                                            123,362            3,963,004
                                                                                                               69,403,023

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                    Shares or
                                             Percent of Net         Principal
                                                 Assets               Amount            Market Value

COMMON STOCKS (CONTINUED)

TRANSPORTATION                                        2.54%
  American Freightways Corporation*                                       117,350         $  1,760,250
  Atlantic Southeast Airlines, Inc.                                        92,600            2,164,525
  Swift Transportation Company, Inc.*                                     100,900            1,740,525
  USA Truck, Inc.*                                                         84,700            1,101,100
                                                                                             6,766,400

MISCELLANEOUS                                         5.84%
  ABR Information Services*                                               108,150            2,730,787
  Accustaff, Inc.*                                                         81,750            3,004,312
  Career Horizons, Inc.*                                                  111,300            3,005,100
  Olsten Corporation                                                       50,300            1,955,413
  Romac International*                                                     79,750            1,355,750
  Scientific Games Holding*                                                34,900            1,304,388
  Xilinx, Inc.*                                                            46,600            2,242,625
                                                                                            15,598,375
TOTAL COMMON STOCKS (COST $160,128,016)                                                    236,848,484

SHORT-TERM INVESTMENT                           9.63%
  REPURCHASE AGREEMENT
     Nationsbank Corporation
     Dated 9/29/95, 6.40%, due 10/02/95,
     collateralized by $26,600,000
     U.S. Treasury Bill, due 12/28/95,
     (cost $25,689,361)                                               $25,689,361           25,689,361

TOTAL INVESTMENTS (COST $185,817,377)          98.44%                                      262,537,845

OTHER ASSETS LESS LIABILITIES                   1.56%                                        4,156,579

NET ASSETS                                    100.00%                                     $266,694,424

* Securities not currently producing income.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                             Percent of Net
                                                Assets                     Shares         Market Value

COMMON STOCKS                                   99.93%

BASIC MATERIALS                                              4.43%
  Morton International, Inc.                                                80,800         $ 2,504,800
  Nalco Chemical Company                                                    40,000           1,365,000
                                                                                             3,869,800

CAPITAL GOODS & CONSTRUCTION                                11.87%
  AMP, Inc.                                                                 30,000           1,155,000
  Linear Technology Company                                                 66,600           2,763,900
  Sherwin Williams Company                                                  68,700           2,404,500
  W.W. Grainger, Inc.                                                       34,700           2,095,012
  York International Corporation                                            46,000           1,937,750
                                                                                            10,356,162

CONSUMER CYCLICAL                                           23.76%
  Albertson's, Inc.                                                         58,000           1,979,250
  Gannett Company                                                           21,000           1,147,125
  May Department Stores Company                                             64,500           2,821,875
  McDonald's Corporation                                                    24,000             918,000
  Newell Company                                                           119,900           2,967,525
  R.R. Donnelley & Sons                                                     73,600           2,870,400
  Sonoco Products Company                                                  101,350           2,812,462
  Sunbeam-Oster                                                             17,500             260,313
  Sysco Corporation                                                        100,400           2,735,900
  Unifi, Inc.                                                               90,200           2,209,900
                                                                                            20,722,750

CONSUMER STAPLES                                            10.94%
  Avon Products                                                             21,900           1,571,325
  Johnson & Johnson                                                         39,900           2,957,587
  Merck & Company, Inc.                                                     38,000           2,128,000
  Pfizer, Inc.                                                              54,000           2,882,250
                                                                                             9,539,162

ENERGY                                                       5.56%
  Enron Corporation                                                         41,900           1,403,650
  Mobile Corporation                                                        17,000           1,693,625
  Schlumberger, Ltd.                                                        26,800           1,748,700
                                                                                             4,845,975

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                            Shares or
                                               Percent of Net               Principal
                                                  Assets                      Amount           Market Value

COMMON STOCKS (CONTINUED)

FINANCIAL                                                   12.10%
  American Express Company                                                     67,000         $  2,973,125
  Banc One Corporation                                                         69,000            2,518,500
  Federal National Mortgage Association                                        21,800            2,256,300
  United Asset Management Corporation                                          69,900            2,804,738
                                                                                                10,552,663
HEALTH                                                       0.78%
  Columbia HCA Healthcare Corporation                                          14,000              680,750
TECHNOLOGY                                                  15.99%
  General Electric Company                                                     51,700            3,295,875
  Hewlett Packard Company                                                      21,000            1,750,875
  Intel Corporation                                                            20,000            1,202,500
  Loral Corporation                                                            43,700            2,490,900
  Motorola, Inc.                                                               37,300            2,848,788
  Premier Industrial Corporation                                               94,300            2,357,500
                                                                                                13,946,438
TRANSPORTATION & SERVICES                                    2.68%
  Werner Enterprises, Inc.                                                    112,800            2,340,600
MISCELLANEOUS                                               11.82%
  Corning, Inc.                                                                64,700            1,852,037
  Interpublic Group Company                                                    64,000            2,544,000
  General Motors Corporation-Class E                                           24,000            1,092,000
  Olsten Corporation                                                           39,500            1,535,563
  Tyco International, Ltd.                                                     52,200            3,288,600
                                                                                                10,312,200
TOTAL COMMON STOCKS (COST $76,614,326)                                                          87,166,500
SHORT-TERM INVESTMENT                                0.17%
  REPURCHASE AGREEMENT
     Nationsbank Corporation
     Dated 9/29/95, 6.40%, due 10/02/95,
     collateralized by $100,000
     U.S. Treasury Note, 11.75%, due 11/15/14,
     (cost $145,965)                                                      $   145,965              145,965

TOTAL INVESTMENTS (COST $76,760,291)               100.10%                                      87,312,465

OTHER ASSETS LESS LIABILITIES                       (0.10%)                                        (82,504)

NET ASSETS                                         100.00%                                    $ 87,229,961

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                     Percent of Net
                                                         Assets               Shares             Market Value

COMMON STOCKS                                        79.94%

BASIC MATERIALS                                               5.66%
  Alco Standard Corporation                                                     26,500         $  2,245,875
  American Buildings Company*                                                   43,000            1,015,875
  Federal Paper Board Company, Inc.                                             62,800            2,409,950
  J&L Specialty Steel, Inc.                                                     48,000            1,008,000
  NL Industries, Inc.*                                                         132,400            2,184,600
  The Scotts Company - Class A*                                                 96,200            2,128,425
  Union Carbide Corp Holding                                                    58,000            2,305,500
                                                                                                 13,298,225

COMMERCIAL SERVICES & PRODUCTS                                1.21%
  Paychex, Inc.                                                                 61,537            2,846,086

CAPITAL GOODS & CONSTRUCTION                                  4.10%
  AGCO Corporation                                                              48,600            2,211,300
  Bel Fuse, Inc.*                                                               82,600            1,011,850
  Insituform Technologies*                                                     147,400            2,063,600
  Microchip Technology, Inc.*                                                   57,800            2,189,175
  USA Waste Services, Inc.*                                                    111,200            2,168,400
                                                                                                  9,644,325

CONSUMER CYCLICAL                                             2.88%
  Clear Channel Communications*                                                 36,000            2,727,000
  First Team Sports*                                                            82,000            1,312,000
  Primark Corporation*                                                         109,700            2,728,787
                                                                                                  6,767,787

CONSUMER STAPLES                                              4.51%
  Amgen, Inc.*                                                                  45,000            2,244,375
  Dura Pharmaceuticals*                                                         39,700            1,181,075
  Richfood Holdings, Inc. - Class A                                             95,000            2,392,812
  Terra Industries, Inc.                                                       176,700            2,517,975
  Watson Pharmaceuticals*                                                       55,400            2,271,400
                                                                                                 10,607,637

ENERGY                                                        0.98%
  Panhandle Eastern Corporation                                                 84,900            2,313,525

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                            Percent of Net
                                                Assets           Shares            Market Value

COMMON STOCKS (CONTINUED)

FINANCIAL                                       23.05%
  Alex. Brown, Inc.                                                47,300         $  2,761,137
  Bank of New York Company, Inc.                                   50,800            2,362,200
  City National Corporation                                       162,200            2,149,150
  Concord Electronic Fleet Services, Inc.*                         80,400            2,452,200
  Credit Acceptance Corporation*                                   93,700            2,529,900
  First USA, Inc.                                                  43,400            2,354,450
  Green Tree Financial Corporation                                 44,300            2,702,300
  Hibernia Corporation - Class A                                  220,300            2,230,537
  Lehman Brothers Holdings, Inc.                                   94,000            2,173,750
  MBNA Corporation                                                 64,950            2,703,543
  Mercury Finance Company                                         110,000            2,681,250
  Meridian Bancorp, Inc.                                           57,900            2,214,675
  Morgan Stanley, Inc.                                             25,800            2,480,025
  North Fork Bancorp, Inc.                                        111,000            2,303,250
  Republic New York Corporation                                    38,100            2,228,850
  Standard Federal Bancorp, Inc.                                   60,300            2,351,700
  Student Loan Marketing Association                               40,600            2,192,400
  Synovus Financial Corporation                                    87,200            2,278,100
  T. Rowe Price Associates, Inc.                                   60,500            3,100,625
  The Money Store, Inc.                                            14,400              682,200
  Travelers, Inc.                                                  48,500            2,576,563
  UJB Financial Corporation                                        66,900            2,140,799
  Waterhouse Investor Service                                     100,000            2,550,000
                                                                                    54,199,604

HEALTH                                           6.36%
  Loewen Group, Inc.                                               69,400            2,862,750
  ORNDA Healthcorp*                                               110,000            2,337,500
  Research Industries Corporation*                                 44,100            1,284,412
  Respironics, Inc.*                                              127,300            2,450,525
  Service Corporation International                                65,600            2,566,600
  Target Therapeutics, Inc.*                                       49,300            3,451,000
                                                                                    14,952,787

INDUSTRIAL PRODUCTS                              4.73%
  JLG Industries, Inc.                                             69,000            3,105,000
  Owens-Corning Fiberglass Company*                                49,700            2,217,863
  Thermo Electron Corporation*                                     59,250            2,747,719
  Toll Brothers, Inc.*                                            161,600            3,050,200
                                                                                    11,120,782

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                Percent of Net
                                                    Assets            Shares           Market Value

COMMON STOCKS (CONTINUED)

RETAIL                                                2.21%
  Compucom Systems, Inc.*                                              177,000         $  1,150,500
  Discount Auto Parts*                                                  38,000            1,149,500
  Staples, Inc.*                                                       102,375            2,892,094
                                                                                          5,192,094

TECHNOLOGY                                           19.20%
  Analog Devices, Inc.*                                                 60,800            2,105,200
  Andrew Corporation*                                                   43,500            2,658,938
  Aspen Technology, Inc.*                                               41,600            1,248,000
  BMC Software, Inc.*                                                   49,000            2,254,000
  Cognex Corporation*                                                   57,500            2,774,375
  Continuum Company, Inc.*                                              61,100            2,344,713
  Cordis Corporation*                                                   27,500            2,330,625
  Dell Computer Corporation*                                            39,300            3,340,500
  Indigo N.V.*                                                          18,200              420,875
  Intervoice, Inc.*                                                     99,500            2,276,063
  KLA Instruments Corporation*                                          29,700            2,383,425
  Maxim Integrated Products, Inc.*                                      43,200            3,196,800
  Mylex Corporation*                                                   137,100            2,330,700
  Oracle Systems Corporation*                                           52,300            2,007,013
  Parametric Technologies Corporation*                                  50,000            3,075,000
  Pioneer Standard Electronics, Inc.                                   118,800            2,079,000
  TCA Cable TV, Inc.                                                    76,400            2,196,500
  Vicor Corporation*                                                   109,000            2,636,438
  Wind River Systems*                                                   63,000            1,480,500
  Zebra Technologies*                                                   37,900            2,018,175
                                                                                         45,156,840

TRANSPORTATION                                        1.16%
  Wisconsin Central Transportation Corporation*                         41,000            2,736,750

UTILITIES                                             2.37%
  Equifax, Inc.                                                         61,100            2,558,563
  US Robotics Corporation*                                              35,200            3,000,800
                                                                                          5,559,363

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                          Shares or
                                                    Percent of Net         Principal
                                                            Assets          Amount            Market Value

COMMON STOCKS (CONTINUED)

MISCELLANEOUS                                                1.52%
  Corrections Corporation of America*                                         27,000         $  1,299,375
  DSC Communications Corporation*                                             80,300            2,268,475
                                                                                                3,567,850

TOTAL COMMON STOCKS (COST $150,219,271)                                                       187,963,655

SHORT-TERM INVESTMENT                                 22.87%

  REPURCHASE AGREEMENT
     Nationsbank Corporation
     Dated 9/29/95, 6.40%, due 10/2/95,
     collateralized by $36,400,000
     U.S. Treasury Note, 11.75%, 11/15/14
     (cost $53,775,569)                                                  $53,775,569           53,775,569

TOTAL INVESTMENTS (COST $203,994,840)                102.81%                                  241,739,224

OTHER ASSETS LESS LIABILITIES                         (2.81%)                                  (6,598,058)
NET ASSETS                                           100.00%                                 $235,141,166

* Securities not currently producing income.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                               Percent of Net
                                                   Assets                Shares         Market Value

COMMON STOCKS                                       57.74%

BASIC INDUSTRIES                                            10.72%
  Aluminum Company of America                                               51,000       $2,696,625
  Goodrich BF                                                                8,700          573,112
  IMC Global, Inc.                                                           9,000          570,375
  International Paper Company                                               46,400        1,948,800
  International Specialty Products, Inc.                                    32,600          297,475
  Precision Castparts                                                       11,700          427,050
  Rayonier, Inc.                                                             5,100          199,537
  Rhone Poulenc SA~                                                         16,055          325,114
  Wyman-Gordon Company*                                                      7,200           99,450
                                                                                          7,137,538

CAPITAL GOODS & CONSTRUCTION                                 4.79%
  BE Aerospace, Inc.*                                                       42,700          357,612
  Boeing Company                                                             7,000          477,750
  Centex Construction Products, Inc.*                                       36,200          475,125
  Curtiss-Wright Corporation                                                 9,700          429,225
  Giddings & Lewis, Inc.                                                     6,000          104,625
  Sequa Corporation*                                                        18,100          484,175
  Standard Pacific Corporation                                              77,200          540,400
  York International Corporation                                             7,500          315,938
                                                                                          3,184,850

CONSUMER STAPLES                                             3.98%
  Chiquita Brands International                                             13,600          232,900
  Dimon Incorporated                                                        17,000          255,000
  Hills Stores Company*                                                     27,549          313,370
  Interstate Bakeries Corporation                                           20,200          426,725
  Kmart Corporation                                                         25,000          362,500
  Universal Corporation                                                     47,000        1,057,500
                                                                                          2,647,995

ENERGY                                                      10.38%
  Amerada Hess Corporation                                                  18,000          875,250
  Anderson Exploration*                                                     18,216          229,977
  Ashland Oil, Inc.                                                          8,300          277,013
  Burlington Resources, Inc.                                                19,200          744,000
  Cooper Cameron Corporation*                                                3,348           86,630
  Enserch Corporation                                                       10,600          174,900
  Gerrity Oil & Gas Corporation*                                            87,000          271,875
  Gulf Canada Resources, Ltd.*                                              69,300          294,525
  Lone Star Technologies, Inc.*                                             25,100          238,450
  Noble Drilling Corporation*                                               59,500          461,125
  Oryx Energy*                                                              26,500          344,500
  Petroleum Heat & Power Company                                            57,600          489,600
  Seagull Energy Corporation*                                               26,000          526,500
  Sonat Offshore Drilling, Inc.                                             11,500          375,188

MENTOR INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                 Percent of Net
                                                     Assets                Shares        Market Value

COMMON STOCKS (CONTINUED)

ENERGY (CONTINUED)
  Teekay Shipping Corp.*                                                     3,400       $   81,600
  U.S.X. Marathon Group, Inc.                                               28,300          558,925
  Unocal Corporation                                                        21,400          609,900
  YPF Associadad                                                            15,000          270,000
                                                                                          6,909,958

FINANCIAL                                              11.28%
  ACE, Ltd.                                                                 32,500        1,117,187
  California Federal Bank*                                                  15,556          245,007
  California Federal Bank Certificates*                                      1,555            8,941
  Chubb Corporation                                                          7,300          700,800
  CIGNA Corporation                                                         20,900        2,176,213
  Danielson Holding Company*                                                56,000          420,000
  Horace Mann Educator                                                       6,800          187,000
  Koger Equity, Inc. REIT*                                                  37,900          374,263
  Lehman Brothers Holding, Inc.                                             24,840          574,425
  Loews Corporation                                                          2,400          349,200
  Long Island Bancorp                                                        4,700          115,150
  Newhall Land & Farming Company                                            26,100          349,088
  Old Republic International Corporation                                    16,000          462,000
  Patroit American Hospital - REIT*                                          2,400           61,500
  Paul Revere Corporation                                                   10,000          188,750
  Tucker Properties Company                                                 11,000          122,375
  Zurich Reinsurance Company*                                                1,900           56,525
                                                                                          7,508,424

TECHNOLOGY                                             3.20%
  Alcatel Alsthom                                                           14,900          253,300
  B.C.E., Inc.                                                              25,400          847,725
  Cooper Industries, Inc.                                                    3,812          134,373
  Portugal Telecom ADS*                                                      1,300           25,025
  Raychem Corporation                                                        9,500          427,500
  Worldcom, Inc.*                                                           13,781          442,714
                                                                                          2,130,637

TRANSPORTATION & SERVICES                              3.40%
  AMR Corporation*                                                           6,000          432,750
  Bergesen Dyas                                                              5,000          111,095
  Canadian Pacific, Ltd.                                                    23,500          376,000
  Flightsafety International                                                 7,300          334,887
  Midwest Express Holding Company*                                             700           15,750
  Nordic American Tanke - Warrants*                                         20,000           97,500
  OMI Corporation*                                                          25,900          181,300
  Overseas Shipholding Group                                                25,000          496,875
  Trans World Airlines*                                                     34,200          220,162
                                                                                          2,266,319

MENTOR INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                Percent of Net
                                                                    Assets           Shares         Market Value

COMMON STOCKS (CONTINUED)

UTILITIES                                                              2.08%
  Illinova Corporation                                                                10,000       $  271,250
  Niagara Mohawk Power                                                                30,700          402,937
  Public Service Company of New Mexico*                                               27,200          445,400
  Unicom Corporation                                                                   8,600          260,150
                                                                                                    1,379,737

MISCELLANEOUS                                                          4.50%
  Brascan, Ltd.-Class A                                                               19,200          314,400
  CBI Industries                                                                      16,600          394,250
  Comsat Corporation                                                                  17,500          393,750
  Corning, Inc.                                                                       17,300          495,213
  Eastman Kodak Company                                                               10,500          622,125
  Essex Property Trust, Inc.                                                          19,900          350,738
  W.M.X. Technologies, Inc.                                                           14,800          421,800
                                                                                                    2,992,276

FOREIGN SECURITIES                                                     3.41%
  CAE, Inc.                                                                           75,000          517,049
  Onex Corporation                                                                    23,400          259,419
  St. Lawrence Cement, Inc.                                                           45,000          276,691
  Pichney SA                                                                           7,000          447,511
  Technip SA                                                                           7,500          493,176
  Telecom Italia SPA                                                                  61,000          100,659
  Pohjola Insurance Company*                                                          10,000          177,308
                                                                                                    2,271,813

TOTAL COMMON STOCKS (COST $33,483,327)                                                             38,429,547

PREFERRED STOCKS                                                2.39%

BASIC MATERIALS                                                        0.96%
  Boise Cascade Corporation                                                            9,000          302,625
  Reynolds Metals Company                                                              6,500          336,375
                                                                                                      639,000

FINANCIAL                                                              1.43%
  American R E Partners                                                                3,143           18,858
  Glendale Federal Bank                                                               21,700          933,100
                                                                                                      951,958
TOTAL PREFERRED STOCKS (COST $1,044,653)                                                            1,590,958

MENTOR INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                      Percent of Net         Principal
                                                                          Assets              Amount           Market Value

CORPORATE BONDS                                                        7.00%

BASIC MATERIALS                                                                0.36%
  Aluminum Company of America, 5.75%, 2/01/01                                               $ 250,000         $  241,665
CAPITAL GOODS & CONSTRUCTION                                                   0.15%
  Lockheed Corporation, 6.75%, 3/15/03                                                        100,000            100,942
CONSUMER CYCLICAL                                                              0.69%
  Sears Roebuck Company, 9.25%, 4/15/98                                                       175,000            186,926
  Time Warner Entertainment, Inc., 8.88%, 10/01/12                                            250,000            271,828
                                                                                                                 458,754
CONSUMER STAPLES                                                               0.35%
  Gillette Company, 5.75%, 10/15/05                                                           250,000            235,022

FINANCIAL                                                                      3.27%
  American General Finance Corporation,
     5.88%, 7/01/00                                                                           250,000            243,982
  Associates Corporation of North America,
     5.25%, 3/30/00                                                                           250,000            238,380
  Chase Manhattan Corporation, 7.75%, 11/01/99                                                250,000            261,530
  Comerica Bank, 7.13%, 12/01/13                                                              250,000            237,850
  Dean Witter Discover, 6.25%, 3/15/00                                                        100,000             99,203
  First National Bank, 8.00%, 9/15/04                                                         250,000            267,682
  Ford Motor Credit, 8.88%, 6/15/99                                                           100,000            107,942
  Great Western Financial, 6.38%, 7/01/00                                                     250,000            247,668
  Home Savings of Americas, 6.00%, 11/01/00                                                   250,000            242,723
  Toronto Dominion Bank, 6.13%, 11/01/08                                                      250,000            231,607
                                                                                                               2,178,567

TRANSPORTATION                                                                 0.39%
  AMR Corporation, 6.13%, 11/01/24                                                            250,000            255,450

UTILITIES                                                                      1.79%
  Duke Power Company, 7.00%, 6/01/00                                                          100,000            102,506
  Florida Power & Light Company, 5.38%, 4/01/00                                               250,000            239,575
  Pacific Gas & Electric Company, 5.93%, 10/08/03                                             250,000            238,265
  Philadelphia Electric Company, 7.50%, 1/15/99                                               100,000            103,116
  Southwestern Public Service Company, 6.88%, 12/01/99                                        250,000            254,282
  Union Electric Company, 6.75%, 10/15/99                                                     250,000            253,580
                                                                                                               1,191,324
TOTAL CORPORATE BONDS (COST $4,774,490)                                                                        4,661,724

MENTOR INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                      Percent of Net       Principal
                                                                          Assets            Amount            Market Value

GOVERNMENT BONDS                                                            23.92%
  Government National Mortgage Association, 6.50%,
     9/15/23-4/15/24                                                                      $ 1,429,808         $  1,379,750
  Government National Mortgage Association, 7.00%, 1/15/24                                  2,276,232            2,250,602
  U.S. Treasury Bond, 5.13%, 3/31/98                                                        2,500,000            2,457,125
  U.S. Treasury Bond, 7.50%, 11/15/16                                                       3,500,000            3,841,950
  U.S. Treasury Note, 6.88%, 2/28/97                                                        2,000,000            2,028,300
  U.S. Treasury Note, 6.50%, 4/30/97                                                        2,000,000            2,020,260
  U.S. Treasury Note, 4.75%, 9/30/98                                                        1,000,000              968,520
  U.S. Treasury Note, 5.75%, 8/15/03                                                        1,000,000              973,980
Total Government Bonds (cost $15,209,920)                                                                       15,920,487

SHORT-TERM INVESTMENT                                                        9.05%

REPURCHASE AGREEMENT
     Swiss Bank
     Dated 9/29/95, 6.43%, Due 10/02/95,
     collateralized by $5,890,000,
     U.S. Treasury Note, 7.13%, 2/29/00
     (cost $6,024,000)                                                                      6,024,000            6,024,000

TOTAL INVESTMENTS (COST $60,536,390)                                       100.10%                              66,626,716

OTHER ASSETS LESS LIABILITIES                                              (0.10%)                                 (60,905)

NET ASSETS                                                                 100.00%                            $ 66,565,811

* Securities not currently producing income.
 American Depository Receipts.
 REIT -- Real Estate Investment Trust
SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                     Percent of Net
                                                         Assets               Shares           Market Value

COMMON STOCKS                                        90.10%

AUSTRALIA                                                     0.17%
  Broken Hill Proprietary Company*                                              2,434           $  33,572

CANADA                                                        1.36%
  Sherritt, Inc.                                                               20,000             264,580

DENMARK                                                       1.75%
  Danisco A/S                                                                   4,100             179,001
  Sophus Berendsen                                                              1,500             162,367
                                                                                                  341,368

FINLAND                                                       1.93%
  Nokia AB-A                                                                    2,400             168,419
  Cultor OY                                                                     5,500             208,419
                                                                                                  376,838

FRANCE                                                        3.52%
  AXA                                                                           3,060             161,283
  Carrefour Supermarch                                                            320             187,691
  LVMH Moet Hennessy                                                              850             160,262
  Roussel-UCLAF                                                                 1,150             178,314
                                                                                                  687,550

GERMANY                                                       2.89%
  Allianz AD Holding                                                               96             173,324
  Veba AG                                                                       5,900             233,894
  Wella AG- Preferred Stock                                                       220             157,033
                                                                                                  564,251

GREAT BRITAIN                                                11.92%
  Argyll Group, PLC                                                            20,000             106,277
  B.A.T. Industries, PLC                                                       15,000             125,492
  British Aerospace PLC                                                        11,000             127,342
  British Gas PLC                                                              30,500             128,066
  British Telecom                                                              20,000             125,255
  Glaxo Wellcome                                                               10,000             121,301
  Grand Metro                                                                  25,000             175,942
  H.W. Smith Group PLC                                                         15,000              87,536
  Inchcape PLC                                                                 20,000             101,849

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                     Percent of Net
                                                         Assets               Shares           Market Value

COMMON STOCKS (CONTINUED)

GREAT BRITAIN (CONTINUED)
  Land Securities                                                              10,000          $   97,262
  Prudential Corporation PLC                                                   20,000             119,561
  Rank Organisation PLC                                                        15,000             100,821
  Scott & Newcastle                                                            15,000             143,521
  Smithkline Beecham                                                           15,000             151,824
  Standard Chartered                                                           20,000             142,651
  Sun Alliance Group PLC                                                       20,000             115,291
  Tate & Lyle PLC                                                              15,000             106,514
  Transport Development Group                                                  45,000             150,163
  Unigate                                                                      15,000             100,583
                                                                                                2,327,251

HONG KONG                                                     4.99%
  Bank of East Asia                                                            15,000              48,597
  Cheung Kong Holdings                                                         33,000             179,682
  Citic Pacific Limited                                                        20,000              60,398
  Dah Sing Financial                                                           12,000              27,005
  Henderson Investment                                                         53,000              44,212
  Hong Kong Electric                                                           25,000              83,581
  Hong Kong Telecom, Ltd.~                                                        200                 363
  Hong Kong & China Gas                                                        20,000              32,204
  HSBC Holdings PLC                                                            12,000             166,839
  Hopewell Holdings                                                            27,000              18,333
  Hutchison Whampoa, Ltd.                                                      14,000              75,867
  Hysan Developement                                                           28,000              67,175
  Liu Chong Hing Investment                                                    30,000              31,428
  National Mutual Asia                                                         25,000              19,238
  Sun Hung Kai Property                                                         3,000              24,347
  Swire Pacific Limited                                                        12,000              95,059
                                                                                                  974,328

INDONESIA                                                     0.06%
  Sorini (Sorbitol)                                                             2,000              11,344
ITALY                                                         0.61%
  Spirti SPA                                                                   19,000             119,529

JAPAN                                                        13.02%
  Acom Company, Ltd.                                                            5,000             162,312
  Chudenko Corporation                                                          3,000             117,588

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                  Percent of Net
                                                                      Assets           Shares            Market Value

COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
  Daiichi Pharmaceutical                                                                  7,000          $   96,382
  Dainippon Ink & Chemical                                                                1,000              46,935
  Hitachi, Ltd.                                                                          15,000             162,814
  Kao Corporation                                                                         6,000              74,171
  Mitsubishi Heavy Industries                                                             7,000              53,467
  Mitsubishi Motors Company                                                              10,000              83,719
  Mitsui Bank & Trust                                                                     1,000               9,296
  NEC Corporation                                                                         8,000             110,955
  Nichiei Company                                                                         1,000              63,920
  Nippon Meat Packery                                                                    12,000             160,402
  Nippon Yusen Kabushi                                                                   10,000              58,995
  NKK Corporation                                                                        30,000              79,900
  PS Corporation                                                                          7,000             137,889
  Raito Kogyo                                                                             4,000              82,814
  Rinnai                                                                                  5,000             109,548
  Shizouka Bank                                                                          13,000             177,688
  Sumitomo Electric                                                                      10,000             121,608
  Sumitomo Realty & Development                                                           9,000              62,864
  Taisho Pharmaceutical                                                                   7,000             130,854
  Tokyo Electric Power                                                                    4,040             110,034
  Tokyo Electron, Ltd.                                                                    2,000              86,633
  Toshiba Corporation                                                                     6,000              43,719
  Yokogawa Bridge Corporation                                                             6,000              87,437
  Yokohama Reito                                                                         10,000             109,548
                                                                                                          2,541,492

MALAYSIA                                                        0.37%
  Land & General Holdings                                                                 3,000               7,876
  Petronas Gas Berhad                                                                    10,000              34,905
  Sriwani Holdings                                                                       20,000              29,117
                                                                                                             71,898

NETHERLANDS                                                     3.60%
  Fortis Amev NV                                                                          3,000             174,959
  Philips Electronics                                                                     3,600             175,522
  Polygram NV                                                                             2,900             188,524
  Wolter Kluwer                                                                           1,780             163,446
                                                                                                            702,451

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995


                                                                 Percent of Net Assets        Shares           Market Value

COMMON STOCKS (CONTINUED)

PHILIPPINES                                                             0.53%
  Filinvest Land                                                                              100,000          $   32,239
  Pilipino Telephone                                                                           74,300              70,579
                                                                                                                  102,818

SINGAPORE                                                               1.13%
  Development Bank Singapore                                                                    5,000              56,902
  DBS- Land                                                                                    40,000             118,581
  Straits Trading Company                                                                      20,000              45,803
                                                                                                                  221,286

SPAIN                                                                   1.93%
  Banco Popular Espano                                                                          1,200             186,836
  Gas Natural                                                                                   1,500             189,194
                                                                                                                  376,030

SWEDEN                                                                  3.86%
  Ericsson LM                                                                                  15,000             193,441
  MO OCH Domsjoe AB-B                                                                           2,900             182,009
  Securitas AB B-F                                                                              5,400             193,554
  Volvo AB                                                                                      7,500             183,535
                                                                                                                  752,539

SWITZERLAND                                                             0.98%
  Roche Holding AG                                                                                 27             190,671

THAILAND                                                                1.86%
  PTT Exploration                                                                               5,000              48,615
  Shinawatra Computer                                                                           1,000              23,192
  Siam City Bank, Ltd.                                                                         50,000              67,743
  Thai Military Bank, Ltd.                                                                     37,000             147,440
  Tipco Asphalt Company                                                                        15,000              76,509
                                                                                                                  363,499

UNITED STATES                                                          32.50%
  Aetna Life & Casualty                                                                         4,000             293,500
  Arethusa Off-Shore, Ltd.                                                                     12,000             247,500
  Capital One Financial                                                                        10,000             293,750

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                           Shares or
                                                                                           Principal
                                                                 Percent of Net Assets      Amount           Market Value

COMMON STOCKS (CONTINUED)

UNITED STATES (CONTINUED)
  CITC Seoul Exel IDR                                                                               2         $    22,060
  Columbia Gas Systems*                                                                         8,000             309,000
  Columbia HCA Healthcare                                                                       4,000             194,500
  Compaq Computer Corporation*                                                                  4,000             193,500
  CWM Mortgage                                                                                 14,000             189,000
  Deere & Company                                                                               3,000             244,125
  Dovatron International*                                                                       6,000             207,750
  Equifax                                                                                       6,000             251,250
  Gilead Sciences, Inc.*                                                                        8,000             176,000
  Gujarat Ambuja                                                                                5,000              42,500
  HBO & Company                                                                                 4,000             250,000
  Jardine Matheson Holding                                                                     18,000             121,500
  Jardine Strategic Holding                                                                    18,125              52,925
  Jardine Strategic-Warrants*                                                                   3,125               1,125
  Kohl's Corporation*                                                                           5,000             259,375
  Korea-Europe Fund                                                                                18              84,690
  LG Electronics                                                                                6,400              76,800
  Lockheed Martin Corporation                                                                   4,000             268,500
  Motorola, Inc.                                                                                4,000             305,500
  Office Depot, Inc.                                                                           10,000             301,250
  PT Indonesia Satellite A                                                                      1,800              63,225
  Readers Digest                                                                                6,000             282,750
  Reynolds & Reynolds Company                                                                   7,000             240,625
  Schlumberger, Ltd.                                                                            3,200             208,800
  SCI Systems*                                                                                  6,000             207,000
  Scott Paper Company                                                                           4,000             194,000
  Taipei Fund                                                                                   1,000              76,380
  Teekay Shipping Corporation                                                                  12,000             288,000
  The Carbide/Graphite Group                                                                   10,000             141,250
  Worldcom, Inc.*                                                                               8,000             257,000
                                                                                                                6,345,130

VENEZUELA                                                                1.12%
  Venezolana De Prerredicidos (4/13/94, $260,293)* (a) (b)                                     35,600             218,050

TOTAL COMMON STOCKS (COST $16,612,885)                                                                         17,586,475

CORPORATE BOND                                                     0.81%

MALAYSIA
  Telekom Malaysia Berhad, 4.00%, 10/3/04
     (9/22/94, cost $170,000) (a) (b)                                                      $  170,000             158,738

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                           Principal
                                                                 Percent of Net Assets       Amount           Market Value

SHORT-TERM INVESTMENTS                                                   6.67%
  Repurchase Agreement
     Nationsbank Corporation
     Dated 9/29/95, 6.40%, due 10/2/95,
     collateralized by $1,310,000,
     U.S. Treasury Note, 6.75%, 2/28/97
     (cost $1,302,557)                                                                     $1,302,557         $ 1,302,557

TOTAL INVESTMENTS (COST $18,085,442)                                    97.58%                                 19,047,770

OTHER ASSETS LESS LIABILITIES                                            2.42%                                    473,363

NET ASSETS                                                             100.00%                                $19,521,133

 * Securities not currently producing income.

 ~ American Depository Receipts.

(a) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933). Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities.

(b) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                           Principal
                                                                 Percent of Net Assets      Amount            Market Value

LONG-TERM INVESTMENTS                                            92.84%

ASSET-BACKED SECURITIES                                                 5.20%
  Advanta Mortgage Loan Trust, Series 1993-3 A5, 5.55%,
     1/25/25                                                                              $ 1,892,821         $ 1,775,561
  Old Stone Credit Corporation Home Equity Trust,
     Series 1993-1 B1, 6.00%, 3/15/08                                                       1,970,813           1,920,813
  World Omni, Series 1993-B, 5.05%, 8/15/99                                                   826,786             810,788
TOTAL ASSET-BACKED SECURITIES                                                                                   4,507,162

U.S. GOVERNMENT SECURITIES AND AGENCIES                          42.10%

FEDERAL HOME LOAN MORTGAGE CORPORATION - REMIC                          8.77%
  5.50%, 9/15/21                                                                            5,000,000           4,410,700
  6.00%, 7/15/20                                                                            3,500,000           3,182,340
                                                                                                                7,593,040

FEDERAL NATIONAL MORTGAGE ASSOCIATION - REMIC                           7.01%
  PO, Class G92-56B, 7/25/20                                                                1,557,953           1,369,538
  PO, Class G93-37B, 11/25/22                                                               5,000,000           4,292,700
  PO, 1993 Class 202T, 11/25/23                                                             1,073,529             411,296
                                                                                                                6,073,534

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                               19.94%
  6.00%, 12/15/08 - 6/15/09                                                                 7,464,908           7,257,234
  6.00%, 10/01/25, TBA (a)                                                                 10,000,000          10,012,500
                                                                                                               17,269,734

TREASURY SECURITIES                                                     6.38%
  U.S. Treasury Bond, 7.50%, 11/15/24*                                                      1,750,000           1,946,420
  U.S. Treasury Note, 6.50%, 8/15/05*                                                       3,500,000           3,584,455
                                                                                                                5,530,875

TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES                                                                  36,467,183

NON-CONVERTIBLE CORPORATE BONDS                                  21.31%

ENERGY                                                                  1.81%
  Occidental Petroleum, 8.75%, 2/14/03                                                      1,500,000           1,568,385

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                            Principal
                                                                Percent of Net Assets        Amount           Market Value

NON-CONVERTIBLE CORPORATE BONDS (CONTINUED)

FINANCE                                                                17.99%
  Developers Diversified Realty, 7.63%, 5/15/00                                           $ 2,000,000         $ 2,000,300
  Lehman Brothers, Inc., 9.88%, 10/15/00                                                    4,000,000           4,480,560
  Nationsbank Corporation, 9.38%, 9/15/09                                                   3,500,000           4,167,380
  Salomon, Inc., 6.00%, 1/12/98                                                             3,000,000           2,925,360
  Travelers, Inc., 6.88%, 6/01/25                                                           2,000,000           2,007,480
                                                                                                               15,581,080

UTILITIES                                                               1.51%
Mississippi Power & Light, 8.80%, 4/01/05                                                   1,250,000           1,308,650
TOTAL NON-CONVERTIBLE CORPORATE BONDS                                                                          18,458,115

COLLATERALIZED MORTGAGE OBLIGATIONS                               16.78%
  Chase Mortgage Finance Corporation,
     Series 1993-L2 M, 7.00%, 10/25/24                                                      3,089,857           2,960,948
  First Boston Mortgage Securities Corporation,
     Series 1993-5 M2, 7.30%, 7/25/23                                                       2,448,703           2,401,345
  General Electric Capital Mortgage Services, Inc.,
     Series 1993-18 B1, 6.00%, 2/25/09                                                      2,308,576           2,138,411
  Securitized Asset Sales, Inc., Series 1994-5 AM, 7.00%,
     7/25/24                                                                                7,401,233           7,039,165
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                                      14,539,869

RESIDUAL INTERESTS                                                 7.45%
  General Mortgage Securities, Inc., 1995-1, 6/25/20                                           20,644             190,242
  General Mortgage Securities II, Inc., 1995-2, 6/27/25                                        41,643             569,731
  National Mortgage Funding I, Inc., 1995-1, 4/28/25                                           38,943             584,275
  National Mortgage Funding I, Inc., 1995-2, 5/22/25                                           42,531             519,362
  National Mortgage Funding I, Inc., 1995-3, 5/22/25                                           40,435             943,943
  National Mortgage Funding I, Inc., 1995-4, 3/20/21                                           18,900             290,898
  National Mortgage Funding I, Inc., 1995-5, 3/25/22                                           17,606             915,938
  National Mortgage Funding I, Inc., 1995-6, 8/27/25                                           43,953             785,170
  National Mortgage Funding I, Inc., 1995-7, 9/17/25                                           45,000             831,465
  National Mortgage Funding I, Inc., 1995-8, 9/28/25                                           45,000             822,118
TOTAL RESIDUAL INTERESTS                                                                                        6,453,142

TOTAL LONG-TERM INVESTMENTS (COST $79,796,076)                                                                 80,425,471

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                           Principal
                                                                Percent of Net Assets       Amount            Market Value

SHORT-TERM INVESTMENT                                                  17.77%

REPURCHASE AGREEMENT
  Nationsbank Corporation
  Dated 9/29/95, 6.40%, due 10/02/95,
  collateralized by $15,950,000
  U.S. Treasury Bill, 12/28/95
  (cost $15,396,050)                                                                      $15,396,050         $15,396,050

TOTAL INVESTMENTS (COST $95,192,126)                                  110.61%                                  95,821,521

OTHER ASSETS LESS LIABILITIES                                         (10.61%)                                 (9,194,630)

NET ASSETS                                                            100.00%                                 $86,626,891

INVESTMENT ABBREVIATIONS

PO -     Principal Only
REMIC -  Real Estate Mortgage Investment Conduit

(a) At September 30, 1995, the cost of securities purchased on a when-issued basis totaled $10,001,875.

* $5,250,000 principal amount of these securities have been segregated for a commitment to purchase when-issued securites at September 30, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                          Principal
                                                                 Percent of Net Assets      Amount            Market Value

ASSET-BACKED SECURITIES                                                  7.88%
  General Motors Acceptance Corporation, 6.30%, 6/15/99                                    $  514,977         $   515,394
  Old Stone Credit Corporation, 6.20%, 6/15/08                                                816,186             800,596
  World Omni 1993 B, 5.05%, 8/15/99                                                           335,184             328,698
Total Asset-Backed Securities (cost $1,628,485)                                                                 1,644,688

U.S. GOVERNMENT SECURITIES AND AGENCIES                                 61.45%
  Federal Home Loan Mortgage Corporation
     Series 1323 B, PAC 1, 6.47%, 7/15/97                                                      90,253              90,004
  Federal National Mortgage Association
     11.00%, 7/01/01                                                                          271,467             286,507
     10.00%, 6/01/05*                                                                         627,833             663,199
  Government National Mortgage Association II, TBA, 6.00%,
     10/01/25 (a)                                                                           3,175,000           3,178,969
  U.S. Treasury Note, 7.50%, 10/31/99*                                                      8,175,000           8,607,376
Total U.S. Government Securities and Agencies
  (cost $12,603,208)                                                                                           12,826,055

COLLATERALIZED MORTGAGE OBLIGATION                                       2.56%
  Ryland Acceptance Corporation, 9.63%, 9/25/17,
     (cost $529,944)                                                                          539,618             534,081

CORPORATE BONDS                                                         25.68%
  Developers Diversified Realty, 7.63%, 5/15/00                                               200,000             200,030
  Lehman Brothers, Inc., 9.88%, 10/15/00                                                    1,350,000           1,512,189
  Mississippi Power & Electric, 8.80%, 4/1/05                                                 750,000             785,190
  Occidental Petroleum, 8.75%, 2/14/03                                                      1,000,000           1,045,590
  Paine Webber, 9.18%, 3/12/99                                                                750,000             796,335
  Salomon Inc., 8.62%, 2/17/97                                                              1,000,000           1,020,390
Total Corporate Bonds (cost $5,322,892)                                                                         5,359,724

TOTAL INVESTMENTS (COST $20,084,529)                                    97.57%                                 20,364,548

OTHER ASSETS LESS LIABILITIES                                            2.43%                                    507,997

NET ASSETS                                                             100.00%                                $20,872,545

(a) At September 30, 1995 cost of securities purchased on a when-issued basis totaled $3,182,383.

* $3,400,000 principal amount of these securities have been segregated for a commitment to purchase when-issued securities at September 30, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                  Principal
                                                            Percent of Net Assets  Amount       Market Value
LONG-TERM MUNICIPAL SECURITIES                                     97.16%
ARIZONA                                                             3.73%
  Pima County Arizona, 7.25%, 7/15/10                                            $2,000,000      $2,239,040
CALIFORNIA                                                         11.02%
  California Educational Facilities, College of
     Osteopathic Medicine, 7.50%, 6/01/18                                           965,000       1,089,958
  Carson Improvement Board Act 1915, Special
     Assessment District 92, 7.38%, 9/02/22                                         730,000         748,761
  Los Angeles Convention, Series A, 5.13%, 8/15/21                                1,750,000       1,558,322
  Orange County Community Facilities District,
     Series A, 7.35%, 8/15/18                                                       300,000         353,121
  San Francisco City & County Airport, 6.30%, 5/01/25                             1,000,000       1,010,670
  San Francisco City Sewer Revenue Refunding,
     5.38%, 10/01/22                                                              2,000,000       1,846,380
                                                                                                  6,607,212
COLORADO                                                            8.04%
  Arapahoe County, Capital Improvement, 7.00%, 8/31/26                            1,000,000       1,034,330
  Colorado HFA, SFM, Series A-3, 7.00%, 11/01/24                                    640,000         663,309
  Denver City & County Airport Revenue, 7.75%, 11/15/13                           1,000,000       1,194,160
  Denver City & County Airport Revenue, 8.50%, 11/15/23                           1,700,000       1,929,500
                                                                                                  4,821,299
DISTRICT OF COLUMBIA                                                1.38%
  Metropolitan Washington, General Airport Revenue,
     Series A, 6.63%, 10/01/19                                                      800,000         829,328
FLORIDA                                                             5.54%
  Dade County, 6.50%, 10/01/26                                                      680,000         721,072
  Hillsborough County, 6.25%, 12/01/34                                            1,250,000       1,285,287
  Sarasota County, Health Facilities Authority Revenue,
     10.00%, 7/01/22                                                              1,190,000       1,314,569
                                                                                                  3,320,928
GEORGIA                                                             3.55%
  Cobb County Development Authority Revenue Bonds,
     Series 92A, 8.00%, 6/01/22                                                   1,000,000       1,020,000
  Monroe County Development Authority PCR, 6.75%, 1/01/10                         1,000,000       1,105,550
                                                                                                  2,125,550
ILLINOIS                                                           11.27%
  Broadview Tax Increment Revenue, 8.25%, 7/01/13                                 1,000,000       1,068,220
  Chicago Heights Residential Mortgage,
     (effective yield-2.67%) (a), 6/01/09                                         3,465,000       1,317,324

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                  Principal
                                                           Percent of Net Assets   Amount       Market Value

LONG-TERM MUNICIPAL SECURITIES (CONTINUED)

ILLINOIS (CONTINUED)
  Chicago O'Hare International Airport Special
     Facilities Revenue, 6.75%, 1/01/18                                          $1,350,000      $1,402,528
  Chicago, Capital A, (effective yield-1.62%) (a),
     7/01/16                                                                      2,000,000         516,540
  Illinois Health Facilities Authority Revenue,
     9.50%, 10/01/22                                                              1,250,000       1,352,313
  Robins, Illinois Residential, 9.25%, 10/15/14                                   1,000,000       1,100,720
                                                                                                  6,757,645

INDIANA                                                              0.45%
  Indiana Transportation Finance Authority,
     Series A, (effective yield-1.59%) (a), 6/01/17                               1,000,000         269,070

IOWA                                                                 1.11%
  Student Loan Liquidity Corporation, Student Loan
     Revenue, Series C, 6.95%, 3/01/06                                              625,000         667,169

KENTUCKY                                                             3.41%
  Jefferson County, Hospital Revenue, 8.29%, 10/01/08                               500,000         556,250
  Kenton County Airport Board Revenue, OID, 7.50%,
     2/01/20                                                                      1,400,000       1,486,072
                                                                                                  2,042,322

MAINE                                                                1.72%
  Maine State Housing Authority, Series C, 6.88%,
     11/15/23                                                                     1,000,000       1,030,740

MASSACHUSETTS                                                        4.39%
  Massachusetts State Health and Educational Facilities
     Authority, OID Revenue Bonds, Series A, 6.00%,
     10/01/23                                                                     2,000,000       1,557,380
  Massachusetts State Health and Education, 6.88%,
     4/01/22                                                                      1,000,000       1,077,560
                                                                                                  2,634,940

MICHIGAN                                                             0.89%
  Romulus Community Schools, Refunding, (effective
     yield-1.34%) (a), 5/01/20                                                    2,385,000         531,426

MONTANA                                                              0.80%
  Montana State Resource Recovery Revenue Bonds, 7.00%,
     12/31/19                                                                       500,000         482,430

NEBRASKA                                                             0.69%
  Nebraska Finance Authority, SFM, 9.10%, 9/15/24                                   400,000         411,500

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                   Principal
                                                           Percent of Net Assets    Amount      Market Value

LONG-TERM MUNICIPAL SECURITIES (CONTINUED)

NEVADA                                                               0.89%
  Henderson Local Improvement District, Special
     Assessment, Series A, 8.50%, 11/01/12                                       $  500,000      $  532,015

NEW YORK                                                             7.82%
  Clifton Springs Hospital Refunding & Improvement,
     8.00%, 1/01/20                                                                 930,000         937,896
  Herkimer County, IDA, 8.00%, 1/01/09                                            1,000,000       1,065,350
  New York City, Series H, 7.20%, 2/01/13                                         1,500,000       1,595,985
  New York State Dorm Authority, 6.75%, 7/01/24                                   1,000,000       1,087,320
                                                                                                  4,686,551

NORTH DAKOTA                                                         1.82%
  Ward County, Healthcare Facilities, 8.88%, 11/15/24                             1,000,000       1,093,270

OKLAHOMA                                                             1.71%
  Oklahoma City, Industrial and Cultural Facilities
     Trust, 6.75%, 9/15/17                                                        1,000,000       1,027,960

PENNSYLVANIA                                                         3.96%
  Pennsylvania Economic Development, 6.40%, 1/01/09                                 500,000         495,535
  Pennsylvania Intergovernmental Cooperative Authority,
     Special Tax Revenue, 6.80%, 6/15/12                                            750,000         843,817
  Philadelphia Hospital and Higher Education Facilities,
     6.50%, 11/15/08                                                              1,000,000       1,034,770
                                                                                                  2,374,122

RHODE ISLAND                                                         0.77%
  West Warwick, Series A, G.O. Bonds, 6.80% - 7.30%,
     7/15/98 - 7/15/08                                                              435,000         460,431

TENNESSEE                                                            7.66%
  Memphis, Shelby County Airport Authority, Special
     Facilities Revenue Refunding, 7.88%, 9/01/09                                 1,500,000       1,682,070
  Tennessee Housing, 7.38%, 7/01/23                                               2,750,000       2,911,508
                                                                                                  4,593,578

TEXAS                                                                4.94%
  Brazos Higher Education Authority Student Loan Revenue,
     7.10%, 11/01/04                                                              1,000,000       1,097,420
  Dallas-Fort Worth International Airport Facility
     Revenue Bonds, 7.25%, 11/01/30                                               1,000,000       1,048,680
  Texas State Department of Housing and Community Affairs
     Refunding, Series C, 9.54%, 7/02/24                                            750,000         812,812
                                                                                                  2,958,912

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995

                                                                                  Principal
                                                           Percent of Net Assets   Amount       Market Value

UTAH                                                                 3.54%
  Bountiful Hospital Revenue, 9.50%, 12/15/18                                    $  245,000     $   262,701
  Utah State Housing Finance Commission, 7.20%, 1/01/27                           1,750,000       1,857,958
                                                                                                  2,120,659

WEST VIRGINIA                                                        6.06%
  Harrison County, 6.75%, 8/01/24                                                 2,000,000       2,127,900
  West Virginia State Hospital Finance Authority Revenue,
     7.50%, 1/01/18                                                               1,500,000       1,503,765
                                                                                                  3,631,665

TOTAL LONG-TERM MUNICIPAL SECURITIES (COST $55,629,527)                                          58,249,762

SHORT-TERM MUNICIPAL SECURITIES (B)                                  1.33%

OHIO                                                                 0.67%
  Hamilton County, 4.80%, 3/01/17, VRDN                                             400,000         400,000

NEW YORK                                                             0.66%
  City of New York, A-7, 4.80%, 8/01/21, VRDN                                       100,000         100,000
  New York, New York, Series B, 4.65%, 10/01/21, VRDN                               100,000         100,000
  New York City Municipal Water, 4.40%, 6/15/24, VRDN                               200,000         200,000
                                                                                                    400,000

TOTAL SHORT-TERM MUNICIPAL SECURITIES (COST $800,000)                                               800,000

TOTAL INVESTMENTS (COST $56,429,527)                                98.49%                       59,049,762

OTHER ASSETS LESS LIABILITIES                                        1.51%                          903,417

NET ASSETS                                                         100.00%                      $59,953,179

                            INVESTMENT ABBREVIATIONS

GO -   General Obligation                          PCR -    Pollution Control Revenue
HFA -  Housing Finance Authority                   PFA -    Public Financing Authority
IDA -  Industrial Development Authority            SFM -    Single Family Mortgage
OID -  Original Issue Discount                     VRDN -   Variable Rate Demand Note, rate shown represents
                                                            current interest rate at 9/30/95.

(a) Effective yield is the yield as calculated at time of purchase at which the bond accretes on an annual basis until its maturity date.

(b) Interest rates represent annualized yield to date of maturity. For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                                                                   Mentor
                                                                Mentor             Capital                Mentor
                                                                Growth             Growth                Strategy
                                                              Portfolio           Portfolio             Portfolio
ASSETS
  Investments, at market value * (Note 2)
     Investments securities                                  $236,848,484        $87,166,500           $187,963,655
     Repurchase agreements                                     25,689,361            145,965             53,775,569
     Total investments                                        262,537,845         87,312,465            241,739,224
  Cash                                                                  -              1,125                      -
  Receivables
     Investments sold                                           6,719,367          2,354,746                146,250
     Fund shares sold                                          16,217,235            264,849              7,170,445
     Dividends and interest                                        63,296            128,332                105,916
     Forward foreign currency exchange contracts held
       (Note 8)                                                         -                  -                      -
     Closed forward foreign currency contracts                          -                  -                      -
  Due from Management Company                                           -                  -                      -
  Deferred expenses (Note 2)                                       27,607                  -                 65,544
  Other assets                                                          -                  -                      -
     Total assets                                             285,565,350         90,061,517            249,227,379
LIABILITIES
  Payables
     Investments purchased                                      3,885,112          2,485,380              9,187,919
     Fund shares redeemed                                      14,876,548            228,102              4,790,689
     Dividends                                                          -                  -                      -
     Closed forward foreign currency contracts                          -                  -                      -
  Accrued expenses and other liabilities                          109,266            118,074                107,605
     Total liabilities                                         18,870,926          2,831,556             14,086,213
NET ASSETS                                                   $266,694,424        $87,229,961           $235,141,166
Net Assets represented by: (Note 2)
  Additional paid-in capital                                 $165,184,322        $75,969,320           $194,466,839
  Undistributed net investment income (loss)                            -                  -                 47,636
  Accumulated distributions in excess of net investment
     income                                                             -                  -                      -
  Accumulated net realized gain (loss) on investment
     transactions                                              24,789,634            708,467              2,882,307
  Net unrealized appreciation of investments and foreign
     currency related transactions                             76,720,468         10,552,174             37,744,384
NET ASSETS                                                   $266,694,424        $87,229,961           $235,141,166
NET ASSET VALUE PER SHARE
  Class A Shares                                             $      16.08        $     16.02           $      15.24
  Class B Shares                                             $      16.05        $     15.79           $      15.21
OFFERING PRICE PER SHARE
  Class A Shares                                             $      17.06(a)     $     17.00(a)        $      16.17(a)
  Class B shares                                             $      16.05        $     15.79           $      15.21
REDEMPTION PROCEEDS PER SHARE
  Class A Shares                                             $      16.08        $     16.02           $      15.24
  Class B Shares (d)                                         $      15.41        $     15.16           $      14.60
SHARES OUTSTANDING
  Class A Shares                                                1,266,659          1,846,405                688,803
  Class B Shares                                               15,350,398          3,651,052             14,773,679
     Total Shares Outstanding                                  16,617,057          5,497,457             15,462,482

* Investments at cost $185,817,377, $76,760,291, $203,994,840, $60,536,390,
$18,085,442, $95,192,126, $20,084,529 and $56,429,527 respectively.
(a) Computation of offering price: 100/94.25 of net asset value.
(b) Computation of offering price: 100/95.25 of net asset value.
(c) Computation of offering price: 100/99 of net asset value.
(d) Computation of redemption proceeds: 96/100 of net asset value.

SEE NOTES TO FINANCIAL STATEMENTS.

  Mentor          Mentor          Mentor            Mentor              Mentor
Income and       Perpetual        Quality       Short-Duration         Municipal
  Growth          Global          Income            Income              Income
 Portfolio       Portfolio       Portfolio        Portfolio            Portfolio
$60,602,716     $17,745,213     $80,425,471      $ 20,364,548         $59,049,762
  6,024,000       1,302,557      15,396,050                 -                   -
 66,626,716      19,047,770      95,821,521        20,364,548          59,049,762
          -          35,318          49,968         3,132,129                   -
    344,489       1,389,696       1,913,965                 -                   -
    193,515         457,457         181,376           428,678              13,529
    507,061          54,182         820,591           406,415           1,075,321
          -              20               -                 -                   -
          -           3,831               -                 -                   -
          -               -          41,651                 -                   -
          -          33,238               -            37,701                   -
          -               -           6,585                 -                   -
 67,671,781      21,021,512      98,835,657        24,369,471          60,138,612
    903,812       1,423,528      11,757,662         3,169,405                   -
     93,176          14,563         191,227           193,977              32,033
          -               -         242,891           108,828             132,279
          -          19,676               -                 -                   -
    108,982          42,612          16,986            24,716              21,121
  1,105,970       1,500,379      12,208,766         3,496,926             185,433
$66,565,811     $19,521,133     $86,626,891      $ 20,872,545         $59,953,179
$58,165,300     $17,642,535     $99,907,822      $ 20,712,902         $60,073,272
          -         (40,808)              -                 -                   -
         (4)              -        (242,890)          (85,490)            (52,543)
  2,310,185         956,483     (13,667,436)          (34,886)         (2,687,785)
  6,090,330         962,923         629,395           280,019           2,620,235
$66,565,811     $19,521,133     $86,626,891      $ 20,872,545         $59,953,179
$     17.13     $     15.88     $     13.29      $      12.68         $     14.92
$     17.14     $     15.67     $     13.31      $      12.67         $     14.95
$     18.18(a)  $     16.85(a)  $     13.95(b)   $      12.81(c)      $     15.66(b)
$     17.14     $     15.67     $     13.31      $      12.67         $     14.95
$     17.13     $     15.88     $     13.29      $      12.68         $     14.92
$     16.45     $     15.04     $     12.78      $      12.16         $     14.35
  1,161,248         431,462       1,840,920            79,010           1,371,150
  2,723,279         808,434       4,669,766         1,568,467           2,641,371
  3,884,527       1,239,896       6,510,686         1,647,477           4,012,521

MENTOR FUNDS
STATEMENTS OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 1995

                                                                                           Mentor
                                                                         Mentor            Capital           Mentor
                                                                         Growth            Growth           Strategy
                                                                       Portfolio*         Portfolio        Portfolio*

INVESTMENT INCOME
  Interest                                                             $   966,811       $   349,284       $ 2,468,076
  Dividends (Net of withholding taxes)***                                  486,045           947,404         1,008,606
       Total investment income (Note 2)                                  1,452,856         1,296,688         3,476,682

EXPENSES
  Distribution fees (Note 5)                                             1,222,284           288,262         1,105,495
  Management fee (Note 4)                                                1,143,696           465,031         1,262,809
  Shareholder services fees (Note 5)                                       404,213           145,322           371,429
  Transfer agent fee                                                       203,678           282,107           192,068
  Administration fee (Note 4)                                              108,285            66,032           146,572
  Custodian and accounting fees                                            103,778            41,911            75,012
  Registration expenses                                                     92,518            32,032           135,544
  Shareholder reports and postage expenses                                  70,207            36,707            75,405
  Legal and Audit fees                                                      55,886            32,895            57,572
  Organizational expenses                                                    6,377             4,834            15,072
  Directors' fees and expenses                                               6,195             5,254             6,690
  Miscellaneous                                                              1,798             4,187               450
       Total expenses                                                    3,418,915         1,404,574         3,444,118
Deduct
  Waiver of administration fee (Note 4)                                          -                 -                 -
  Waiver of management fee (Note 4)                                              -                 -                 -
NET EXPENSES                                                             3,418,915         1,404,574         3,444,118

NET INVESTMENT INCOME (LOSS)                                            (1,966,059)         (107,886)           32,564

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FUTURES CONTRACTS
     Net realized gain (loss) on investments
       and futures contracts (Note 2)                                   24,885,052         5,567,739        13,062,170
     Change in unrealized appreciation (depreciation)                   38,888,234         8,926,628        30,325,565
     Net realized and unrealized gain (loss) on
       investments and futures contracts                                63,773,286        14,494,367        43,387,735
     Net increase in net assets from operations                        $61,807,227       $14,386,481       $43,420,299

*  For the period from January 1, 1995 to September 30, 1995.
** Net of interest expense $125,954 for the Mentor Quality Income Portfolio and $170,196 for the Mentor Short-Duration Income Portfolio.
*** Withholding taxes were $2,161, $8,690, $27,135, $15,273 and $32,044 for the
    Mentor Growth Portfolio, Mentor Capital Growth Portfolio, Mentor Strategy Portfolio, Mentor Income and Growth Portfolio and Mentor Perpetual Global Portfolio, respectively for the period ended September 30, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

      Mentor              Mentor              Mentor              Mentor              Mentor
    Income and          Perpetual            Quality          Short-Duration        Municipal
      Growth              Global              Income              Income              Income
    Portfolio           Portfolio           Portfolio           Portfolio*          Portfolio

  $    1,641,651      $       78,660      $    7,539,556**    $      980,167**    $    4,455,047
         954,545             313,054                   -                   -                   -
       2,596,196             391,714           7,539,556             980,167           4,455,047

         322,260              68,125             334,771              39,054             207,611
         460,486             185,092             563,032              65,901             380,281
         153,495              42,065             234,597              32,505             158,450
         175,478              40,084             220,401              40,460             133,905
          69,316              19,082             106,885                   -              72,055
          58,810              25,280              68,335              18,070              42,662
          44,727              19,139              43,798              17,815              30,923
          36,473               7,004              54,672               6,552              38,850
          29,828               4,551              51,170               4,869              33,184
           1,957               6,640               4,485                   -               8,405
           4,831               1,946               7,316                 652               4,991
           1,962                  18               7,304                   -               5,826
       1,359,623             419,026           1,696,766             225,878           1,117,143
               -                   -              41,651                   -                   -
               -              10,545                   -              65,901                   -
       1,359,623             408,481           1,655,115             159,977           1,117,143

       1,236,573             (16,767)          5,884,441             820,190           3,337,904

       2,495,422             862,461          (1,948,938)            258,876          (2,056,061)
       5,833,996             942,613           5,945,462             423,995           4,099,300
       8,329,418           1,805,074           3,996,524             682,871           2,043,239
  $    9,565,991      $    1,788,307      $    9,880,965      $    1,503,061      $    5,381,143

MENTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Mentor Capital Growth
                                    Mentor Growth Portfolio             Portfolio            Mentor Strategy Portfolio
                                     Period          Year          Year          Year          Period          Year
                                     Ended          Ended          Ended         Ended         Ended          Ended
                                    9/30/95*       12/31/94       9/30/95       9/30/94       9/30/95*       12/31/94

NET INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS
  Net investment income (loss)    $ (1,966,059)  $ (2,273,855)  $  (107,886)  $    29,871   $     32,564   $   (879,139)
  Net realized gain (loss) on
     investments and futures
     contracts                      24,885,052     13,751,586     5,567,739     1,128,751     13,062,170    (10,179,850)
  Change in unrealized
     appreciation (depreciation)    38,888,234    (20,155,668)    8,926,628    (2,465,351)    30,325,565      5,285,954
  Increase (decrease) in net
     assets from operations         61,807,227     (8,677,937)   14,386,481    (1,306,729)    43,420,299     (5,773,035)

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
     Class A                                 -              -             -       (87,466)             -        (14,753)
     Class B                                 -              -             -             -              -              -
  In excess of net investment
     income                                                 -                                                    (7,106)
     Class A                                 -              -             -             -              -              -
     Class B                                 -    (14,441,603)            -             -              -
  Net realized gain on
     investments
     Class A                                 -              -    (2,027,725)     (241,102)             -              -
     Class B                                 -       (186,774)   (4,095,792)     (445,582)             -              -
     Net decrease from
       distributions                         -    (14,628,377)   (6,123,517)     (774,150)             -        (21,859)

CAPITAL SHARE TRANSACTIONS (NOTE 9)
     Change in net assets from
       portfolio share
       transactions                 14,761,239     26,454,231    16,680,084   (24,022,232)    12,447,061     62,891,677

Increase (decrease) in net
  assets                            76,568,466      3,147,917    24,943,048   (26,103,111)    55,867,360     57,096,783

NET ASSETS
     Beginning of period           190,125,958    186,978,041    62,286,913    88,390,024    179,273,806    122,177,023
     End of period                $266,694,424   $190,125,958   $87,229,961   $62,286,913   $235,141,166   $179,273,806

* For the period from January 1, 1995 to September 30, 1995.

** For the period from March 29, 1994 (commencement of operations) to September 30, 1994.

SEE NOTES TO FINANCIAL STATEMENTS.


 Mentor Income and Growth         Mentor Perpetual Global           Mentor Quality Income
        Portfolio                       Portfolio                         Portfolio
   Year            Year            Year           Period            Year            Year
   Ended           Ended           Ended           Ended           Ended            Ended
  9/30/95         9/30/94         9/30/95        9/30/94**        9/30/95          9/30/94

$ 1,236,537     $   853,291     $   (16,767)    $   (25,881)    $  5,884,441     $  8,732,749
  2,495,422       1,523,312         862,461          17,822       (1,948,938)      (8,118,106)
  5,833,996        (248,910)        942,613          20,310        5,945,462       (5,963,957)
  9,565,955       2,127,693       1,788,307          12,251        9,880,965       (5,349,314)

   (464,855)       (300,723)              -               -       (1,780,925)      (2,342,783)
   (771,682)       (476,423)              -               -       (4,084,639)      (5,799,239)
    (38,935)              -               -               -         (130,142)               -
    (64,635)              -               -               -         (298,487)               -
   (298,324)       (204,420)              -               -                -                -
   (712,920)       (470,138)              -               -                -                -
 (2,351,351)     (1,451,704)              -               -       (6,294,193)      (8,142,022)
 (1,640,309)     32,339,234         863,287      16,857,288      (24,989,530)     (53,605,255)

  5,574,295      33,015,223       2,651,594      16,869,539      (21,402,758)     (67,096,591)

 60,991,516      27,976,293      16,869,539               -      108,029,649      175,126,240
$66,565,811     $60,991,516     $19,521,133     $16,869,539     $ 86,626,891     $108,029,649


MENTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                               Mentor Short-Duration          Mentor Municipal Income
                                                 Income Portfolio                    Portfolio
                                              Period           Year            Year            Year
                                               Ended           Ended           Ended           Ended
                                             9/30/95*       12/31/94***       9/30/95         9/30/94

NET INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS
  Net investment income (loss)              $   820,190     $   509,400     $ 3,337,904     $ 3,986,208
  Net realized gain (loss) on
     investments and futures contracts          258,876        (293,762)     (2,056,061)       (527,018)
  Change in unrealized appreciation
     (depreciation)                             423,995        (143,976)      4,099,300      (7,578,461)
     Increase (decrease) in net assets
       from operations                        1,503,061          71,662       5,381,143      (4,119,271)

DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
       Class A                                   (7,777)       (509,400)     (1,233,641)     (1,463,600)
       Class B                                 (812,803)              -      (2,106,334)     (2,444,169)
     In excess of net
       investment income
       Class A                                   (2,635)              -               -               -
       Class B                                  (39,850)        (41,639)              -               -
     Net realized gain on investments
       Class A                                        -               -               -        (189,589)
       Class B                                        -               -               -        (340,533)
     Net decrease from distributions           (863,065)       (551,039)     (3,339,975)     (4,437,891)

CAPITAL SHARE TRANSACTIONS (NOTE 9)
     Change in net assets from
       portfolio share transactions           3,088,707      17,623,219     (13,301,743)       (450,171)
Increase (decrease) in net assets             3,728,703      17,143,842     (11,260,575)     (9,007,333)

NET ASSETS
     Beginning of period                     17,143,842               -      71,213,754      80,221,087
     End of period                          $20,872,545     $17,143,842     $59,953,179     $71,213,754

*  For the period from January 1, 1995 to September 30, 1995.
*** For the period from April 29, 1994 (commencement of operations) to December 31, 1994.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                           Mentor Growth
                                             Portfolio                     Mentor Capital Growth Portfolio
                                               Period            Year         Year         Year             Year
                                               Ended            Ended        Ended        Ended            Ended
                                              9/30/95*         9/30/95      9/30/94      9/30/93         9/30/92**

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD          $  13.37         $ 14.88      $ 15.26      $ 14.21          $  14.18
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   (0.01)           0.02         0.09         0.14              0.08
  Net realized and unrealized gain
     (loss) on investments                        2.72            2.91        (0.30 )       1.02              0.03

  Total from investment operations                2.71            2.93        (0.21 )       1.16              0.11

LESS DISTRIBUTIONS
  Dividends from net investment income               -               -        (0.04 )      (0.11)            (0.08)
  In excess of net investment income                 -               -            -            -                 -
  Distributions from capital gains                   -           (1.79)       (0.13 )          -                 -
  Distributions in excess of capital                 -               -            -            -                 -
  Total Distributions                                -           (1.79)       (0.17 )      (0.11)            (0.08)

NET ASSET VALUE, END OF PERIOD                $  16.08         $ 16.02      $ 14.88      $ 15.26          $  14.21

Total Return                                     20.27%          20.18 %      (1.37%)       8.21 %            0.78%

Ratios/Supplemental Data

Net assets, end of period (in
  thousands)                                  $ 20,368         $29,582      $21,181      $31,360          $ 20,864
Ratio of expenses to average net
  assets                                          1.36%(a)        1.87 %       1.70%        1.49 %            1.14%(a)

Ratio of expenses to average net asset
  excluding waiver                                1.36%(a)        1.87 %       1.70%        1.59 %            1.43%(a)

Ratio of net investment income
  (loss) to average net assets                   (0.65%)(a)       0.27 %       0.53%        0.96 %            1.54%(a)

Portfolio turnover rate                             70%            157 %        149%         192 %              61%

* For the period from June 5, 1995 to September 30, 1995.
** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.
(a) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                 Mentor Strategy
                                                                    Portfolio             Mentor Income and Growth Portfolio
                                                                      Period            Year        Year             Year
                                                                      Ended             Ended       Ended            Ended
                                                                     9/30/95*          9/30/95     9/30/94        9/30/93(b)

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                 $  13.45          $ 15.27     $ 14.88          $ 14.14
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                     -             0.40        0.31             0.09
  Net realized and unrealized gain (loss) on investments                 1.79             2.14        0.64             0.73

  Total from investment operations                                       1.79             2.54        0.95             0.82
LESS DISTRIBUTIONS
  Dividends from net investment income                                      -            (0.40)      (0.30)           (0.08)
  In excess of net investment income                                        -            (0.03)          -                -
  Distributions from capital gains                                          -            (0.25)      (0.26)               -
  Distributions in excess of capital                                        -                -           -                -
  Total distributions                                                       -            (0.68)      (0.56)           (0.08)

NET ASSET VALUE, END OF PERIOD                                       $  15.24          $ 17.13     $ 15.27          $ 14.88

Total Return                                                            13.31%           17.24%       6.54%            5.54%

Ratios/Supplemental Data

Net assets, end of period (in thousands)                             $ 10,503          $19,888     $17,773          $ 9,849

Ratio of expenses to average net assets                                  1.65%(a)         1.69%       1.75%            1.56%(a)

Ratio of expenses to average net asset excluding waiver                  1.65%(a)         1.69%       1.75%            1.94%(a)

Ratio of net investment income (loss) to average net assets             (0.06%)(a)        2.53%       2.20%            2.35%(a)

Portfolio turnover rate                                                   122%              62%         78%              13%

* For the period from June 5, 1995 to September 30, 1995.
** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.
(a) Annualized.
(b) Reflects operations for the period from May 24, 1993 (commencement of operations), to September 30, 1993.
(c) Reflects operations for the period from March 29, 1994 (commencement of operations), to September 30, 1994.
SEE NOTES TO FINANCIAL STATEMENTS.

            Mentor Perpetual
            Global Portfolio                            Mentor Quality Income Portfolio
       Year                  Year             Year        Year        Year             Year
      Ended                  Ended            Ended       Ended       Ended            Ended
     9/30/95              9/30/94 (c)        9/30/95     9/30/94     9/30/93         9/30/92**

      $14.23                $ 14.18          $ 12.75     $ 14.04     $ 14.39          $ 14.30
        0.05                  (0.01)            0.84        0.84        1.06             0.44
        1.60                   0.06             0.61       (1.30)      (0.31)            0.09
        1.65                   0.05             1.45       (0.46)       0.75             0.53
           -                      -            (0.85)      (0.83)      (1.06)           (0.44)
           -                      -            (0.06)          -       (0.04)               -
           -                      -                -           -           -                -
           -                      -                -           -           -                -
           -                      -            (0.91)      (0.83)      (1.10)           (0.44)
      $15.88                $ 14.23          $ 13.29     $ 12.75     $ 14.04          $ 14.39
       11.60%                  0.35%           11.82%      (3.39%)      5.41%            3.37%
      $6,854                $ 8,882          $24,472     $30,142     $47,780          $36,740

        2.06%                  2.09%(a)         1.32%       1.38%       1.04%            0.36%(a)

        2.11%                  3.18%(a)         1.36%       1.39%       1.22%            1.21%(a)

        0.26%                 (0.10%)(a)        6.73%       6.33%       7.31%            8.00%(a)

         155%                     2%             368%        455%        102%               9%

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                 Mentor
                                             Short-Duration
                                                 Income
                                               Portfolio                 Mentor Municipal Income Portfolio
                                                 Period          Year        Year        Year             Year
                                                 Ended           Ended       Ended       Ended           Ended
                                                9/30/95*        9/30/95     9/30/94     9/30/93        9/30/92**

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD             $12.74         $ 14.42     $ 16.05     $ 14.76         $  14.29
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                            0.22            0.81        0.82        0.92             0.32
  Net realized and unrealized gain (loss)
     on investments                               (0.03)           0.51       (1.54)       1.32             0.47

  Total from investment operations                 0.19            1.32       (0.72)       2.24             0.79

LESS DISTRIBUTIONS
  Dividends from net investment income            (0.22)          (0.82)      (0.81)      (0.92)           (0.32)
  In excess of net investment income              (0.03)              -           -       (0.03)               -
  Distributions from capital gains                    -               -       (0.10)          -                -
  Distributions in excess of capital                  -               -           -           -                -
  Total Distributions                             (0.25)          (0.82)      (0.91)      (0.95)           (0.32)

NET ASSET VALUE, END OF PERIOD                   $12.68         $ 14.92     $ 14.42     $ 16.05         $  14.76

Total Return                                       1.51%           9.46%      (4.83%)     16.00%            5.34%

Ratios/Supplemental Data

Net assets, end of period (in thousands)         $1,002         $20,460     $25,056     $29,245         $ 18,801

Ratio of expenses to average net assets            0.71%(a)        1.43%       1.24%       0.71%            0.00%(a)

Ratio of expenses to average net asset
  excluding waiver                                 1.00%(a)        1.43%       1.33%       1.39%            1.26%(a)

Ratio of net investment income to average
  net assets                                       4.10%(a)        5.56%       5.43%       5.92%            6.21%(a)

Portfolio turnover rate                             126%             43%         87%         88%               0%

* For the period from June 16, 1995 to September 30, 1995.
** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.
(a) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                            Mentor Growth Portfolio
                                                   Period        Year         Year         Year         Year          Year
                                                   Ended        Ended        Ended        Ended        Ended          Ended
                                                  9/30/95*     12/31/94     12/31/93     12/31/92     12/31/91      12/31/90

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD              $  12.15     $  13.78     $  12.81     $  12.16     $   8.37       $  9.63
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.13)       (0.15)       (0.08)       (0.06)       (0.09)         0.02
  Net realized and unrealized gain (loss)
     on investments                                   4.03        (0.47)        2.07         1.94         4.30         (1.10)

  Total from Investment Operations                    3.90        (0.62)        1.99         1.88         4.21         (1.08)

LESS DISTRIBUTIONS
  Dividends from net investment income                   -            -            -            -            -         (0.05)
  Distributions in excess of net investment
     income                                              -            -            -            -            -             -
  Distributions from capital gains                       -        (1.00)       (1.02)       (1.23)       (0.42)        (0.13)
  Distributions in excess of capital gains               -        (0.01)           -            -            -             -
  Total Distributions                                    -        (1.01)       (1.02)       (1.23)       (0.42)        (0.18)

NET ASSET VALUE, END OF PERIOD                    $  16.05     $  12.15     $  13.78     $  12.81     $  12.16       $  8.37

Total Return                                         32.10%       (4.48%)      15.60%       15.46%       50.30%       (11.21%)

Ratios/Supplemental Data

Net assets, end of period (in thousands)          $246,326     $190,126     $186,978     $136,053     $108,719       $83,540

Ratio of expenses to average net assets               2.08%(a)     2.01%        2.02%        2.05%        2.17%         2.25%

Ratio of expenses to average net asset
  excluding waiver                                    2.08%(a)     2.01%        2.02%        2.05%        2.17%         2.25%

Ratio of net investment income (loss) to
  average net assets                                 (1.20%)(a)    (1.20%)     (1.12%)      (0.76%)      (0.80%)        0.26%

Portfolio Turnover Rate                                 70%          77%          64%          50%          40%           50%

*  For the period from January 1, 1995 to September 30, 1995.

(a) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                               Mentor Capital Growth Portfolio
                                                                     Year         Year         Year             Year
                                                                    Ended        Ended        Ended            Ended
                                                                   9/30/95      9/30/94      9/30/93         9/30/92**

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 14.80      $ 15.23      $ 14.22          $  14.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                        0.25        (0.04)        0.05              0.46
  Net realized and unrealized gain (loss)
     on investments                                                   2.53        (0.26)        1.02              0.04

  Total from Investment Operations                                    2.78        (0.30)        1.07              0.50

LESS DISTRIBUTIONS
  Dividends from net investment income                                   -            -        (0.05)            (0.46)
  In excess of net investment
     income                                                              -            -        (0.01)                -
  Distributions from capital gains                                   (1.79)       (0.13)           -                 -
  Distributions in excess of capital gains                               -            -            -                 -
  Total Distributions                                                (1.79)       (0.13)       (0.06)            (0.46)

NET ASSET VALUE, END OF PERIOD                                     $ 15.79      $ 14.80      $ 15.23          $  14.22

Total Return                                                         19.26 %      (2.00 %)      7.52%             0.61%


Ratios/Supplemental Data

Net assets, end of period (in thousands)                           $57,648      $41,106      $57,030          $ 25,468

Ratio of expenses to average net assets                               2.56%       2.46%       2.24%               1.86%(a)

Ratio of expenses to average net asset
  excluding waiver                                                    2.56%       2.46%       2.34%               2.16%(a)

Ratio of net investment income to
  average net assets                                                 (0.41%)     (0.22%)      0.21%               0.83%(a)

Portfolio turnover rate                                                157%        149%        192%                 61%

*  For the period from January 1, 1995 to September 30, 1995.

** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.

*** Reflects operations for the period of October 29, 1993 (commencement of operations), to December 31, 1993.

(a) Annualized.

(b) Reflects operations for the period from May 24, 1993 (commencement of operations), to September 30, 1993.

SEE NOTES TO FINANCIAL STATEMENTS.

             Mentor Strategy Portfolio              Mentor Income and Growth Portfolio
          Period        Year         Year         Year         Year             Year
          Ended        Ended        Ended        Ended        Ended            Ended
         9/30/95*     12/31/94     12/31/93***  9/30/95      9/30/94         9/30/93(b)

         $  12.24     $  12.70     $  12.50     $ 15.28      $ 14.91          $  14.14
                -        (0.06)           -        0.28         0.21              0.05
             2.97        (0.40)        0.20        2.14         0.61              0.77

             2.97        (0.46)        0.20        2.42         0.82              0.82

                -            -            -       (0.28)       (0.19)            (0.05)
                -            -            -       (0.03)           -                 -
                -            -            -       (0.25)       (0.26)                -
                -            -            -           -            -                 -
                -            -            -       (0.56)       (0.45)            (0.05)

         $  15.21     $  12.24     $  12.70     $ 17.14      $ 15.28          $  14.91

            24.26%       (3.61%)       1.60%      16.32 %       5.66 %            5.54%

         $224,638     $179,274     $122,177     $46,678      $43,219          $ 18,127

             2.08%(a)     2.19%        2.06%       2.43 %       2.44 %            2.31%(a)
             2.08%(a)     2.19%        2.06%       2.43 %       2.44 %            2.69%(a)
             0.25%(a)    (0.54%)       0.08%       1.78 %       1.51 %            1.60%(a)

              122%         143%           0%         62 %         78 %              13%

MENTOR FUNDS
FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                            Mentor Perpetual
                                            Global Portfolio                    Mentor Quality Income Portfolio
                                            Year         Year         Year         Year         Year             Year
                                           Ended        Ended        Ended        Ended        Ended            Ended
                                          9/30/95      9/30/94(c)   9/30/95      9/30/94      9/30/93         9/30/92**

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD      $ 14.15      $ 14.18      $ 12.76      $ 14.06      $  14.40         $  14.30
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              (0.05)       (0.04)        0.79         0.82          0.99             0.41
  Net realized and unrealized gain
     (loss) on investments                   1.57         0.01         0.61        (1.37)        (0.31)            0.10

Total from Investment Operations             1.52        (0.03)        1.40        (0.55)         0.68             0.51

LESS DISTRIBUTIONS
  Dividends from net investment
     income                                     -            -        (0.79)       (0.75)        (0.99)           (0.41)
  In excess of net investment
     income                                     -            -        (0.06)          -          (0.03)               -
  Distributions from capital gains              -            -            -            -             -                -
  Distributions in excess of
     capital gains                              -            -            -            -             -                -
  Total Distributions                           -            -        (0.85)       (0.75)        (1.02)           (0.41)

NET ASSET VALUE, END OF PERIOD            $ 15.67      $ 14.15      $ 13.31      $ 12.76      $  14.06         $  14.40

Total Return                               10.74%       (0.21%)       11.33%       (3.97%)        4.86%            3.24%

Ratios/Supplemental Data

Net assets, end of period
  (in thousands)                          $12,667      $ 7,987      $62,155      $77,888      $127,346         $ 65,661

Ratio of expenses to average
  net assets                                 2.72%       2.79%(a)      1.74%        1.88%         1.54%            0.83%(a)

Ratio of expenses to average
  net asset excluding waiver                 2.79%       3.93%(a)      1.79%        1.90%         1.72%            1.67%(a)

Ratio of net investment income
  (loss) to average net assets              (0.40%)     (0.82%)(a)     6.24%        6.21%         6.81%            7.53%(a)

Portfolio Turnover Rate                       155%          2%          368%         455%          102%               9%

* For the period from January 1, 1995 to September 30, 1995.

** Reflects operations for the period from April 29, 1992 (commencement of operations), to September 30, 1992.

(a) Annualized.

(c) Reflects operations for the period from March 29, 1994 (commencement of operations), to September 30, 1994.

(d) Reflects operations for the period from April 29, 1994 (commencement of operations), to December 31, 1994.

SEE NOTES TO FINANCIAL STATEMENTS.

          Mentor Short-Duration
            Income Portfolio                       Mentor Municipal Income Portfolio
          Period         Year          Year         Year         Year          Year
          Ended         Ended         Ended        Ended        Ended          Ended
         9/30/95*     12/31/94(d)    9/30/95      9/30/94      9/30/93       9/30/92**

         $ 12.18       $  12.50      $ 14.43      $ 16.06      $ 14.78        $ 14.29
            0.59           0.41         0.74         0.74         0.82           0.29
            0.52          (0.29)        0.52        (1.54)        1.32           0.49

            1.11           0.12         1.26        (0.80)        2.14           0.78

           (0.59)         (0.41)       (0.74)       (0.73)       (0.82)         (0.29)
           (0.03)         (0.03)           -            -        (0.04)             -
               -              -            -        (0.10)           -              -
               -              -            -            -            -              -
           (0.62)         (0.44)       (0.74)       (0.83)       (0.86)         (0.29)

         $ 12.67       $  12.18      $ 14.95      $ 14.43      $ 16.06        $ 14.78

            9.22%          0.95%        9.01%       (5.34%)      15.27%          5.28%

         $19,871       $ 17,144      $39,493      $46,157      $50,976        $24,265

            1.20%(a)       1.29%(a)     1.92%        1.74%        1.21%          0.50%(a)

            1.70%(a)       1.29%(a)     1.92%        1.86%        1.89%          1.76%(a)

            5.04%(a)       4.90%(a)     5.07%        4.93%        5.42%          5.80%(a)

             126%           166%          43%         87%           88%             0%

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

NOTE 1: ORGANIZATION
Mentor Funds (formerly Cambridge Series Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On April 12, 1995 the name of the Trust was changed to Mentor Funds ("Mentor Funds"). On April 12, 1995 the portfolios of Mentor Series Trust were merged into newly formed portfolios of Mentor Funds. Mentor Funds consists of nine separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at September 30, 1995, as follows:

     Mentor Growth Portfolio (formerly
        Mentor Growth Fund)
        ("Growth Portfolio")
     Mentor Capital Growth Portfolio
        (formerly Cambridge Capital Growth
        Portfolio)
        ("Capital Growth Portfolio")
     Mentor Strategy Portfolio (formerly
        Mentor Strategy Fund)
        ("Strategy Portfolio")
     Mentor Income and Growth Portfolio
        (formerly Cambridge Income
        and Growth Portfolio)
        ("Income and Growth Portfolio")
     Mentor Perpetual Global Portfolio
        (formerly Cambridge Global Portfolio)
        ("Global Portfolio")
     Mentor Quality Income Portfolio
        (formerly Cambridge Government
        Income Portfolio)
        ("Quality Income Portfolio")
     Mentor Short-Duration Income Portfolio
        (formerly Mentor Short-Duration
        Income Fund)
        ("Short-Duration Income Portfolio")
     Mentor Municipal Income Portfolio
        (formerly Cambridge Municipal
        Income Portfolio)
        ("Municipal Income Portfolio")
     Mentor Balanced Portfolio
        (formerly Mentor Balanced Fund)
        ("Balanced Portfolio")

The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

The Balanced Portfolio is not currently being offered to new investors. These financial statements do not include the Balanced Portfolio.

Mentor Funds currently issues two classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% (4.75% for Quality Income Portfolio and Municipal Income Portfolio and 1% for Short-Duration Income Portfolio) payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Securities

Listed securities held by the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio and Global Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

U.S. Government obligations held by the Quality Income Portfolio, Short-Duration Income Portfolio and Income and Growth Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolio's Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.

Municipal bonds held by the Municipal Income Portfolio are valued at fair value. An independent pricing service values the Portfolio's municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities. The pricing service does not rely exclusively on quoted prices. The Board of Trustees has determined that the fair value of debt securities with remaining maturities of 60 days or less shall be their amortized cost value unless the particular circumstances of the security indicate otherwise.

Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

rate of exchange, purchases and sales of investment, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

(b) Repurchase Agreements

It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Funds' adviser to be creditworthy pursuant to guidelines established by the Mentor Funds' Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.

(c) Borrowings

Each of the Portfolios (except for Municipal Income Portfolio) may, under certain circumstances, borrow money directly or through dollar-roll and reverse repurchase agreements (arrangements in which the Portfolio sells a security for a percentage of its market value with an agreement to buy it back on a set date). Each Portfolio may borrow up to one-third of the value of its net assets. There were no reverse repurchase agreements outstanding at September 30, 1995.

The average daily balance of reverse repurchase agreements outstanding for Quality Income Portfolio during the period ended September 30, 1995 was approximately $5,286,560 or $0.77 per share based on average shares outstanding during the year at a weighted average interest rate of 5.23%. The maximum amount of borrowings outstanding at any week-end during the year was $10,574,536 (including accrued interest), at a weighted average interest rate of 5.23%, and was 12.19% of total assets.

The average daily balance of reverse repurchase agreements outstanding for short-duration income portfolio during the period ended September 30, 1995 was approximately $4,790,610 or $3.14 per share based on average shares outstanding during the year at an interest rate ranging between 5.80% -- 6.20%. The maximum amount of borrowings outstanding at any week-end during the year was $8,201,367 (including accrued interest), as of

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

April 18, 1995, at a weighted average interest rate of 6.00% and was 33.19% of total assets.

(d) Security Transactions and Investment Income

Security transactions for the Portfolios are accounted for on the trade date. Realized gain and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income (except for Municipal Income Portfolio) is recorded on the accrual basis. Interest income includes interest and discount earned (net of premium) on short-term obligations, and interest earned on all other debt securities including original issue discount as required by the Internal Revenue Code. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.

Interest income for the Municipal Income Portfolio includes interest earned net of premium, and original issue discount as required by the Internal Revenue Code.

(e) Federal Income Taxes

No provision for federal income taxes has been made since it is each Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

Dividends paid by the Municipal Income Portfolio representing net interest received on tax-exempt municipal securities are not includable by shareholders as gross income for federal income tax purposes because the Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Portfolio to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private purpose municipal bonds issued after August 7, 1986, may by considered a tax preference item to shareholders.

At September 30, 1995, Quality Income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $11,750,000. Pursuant to the Code, such capital loss carryforwards expire as follows: $820,000 in 2001 and $3,680,000 in 2002 and $7,250,000 in 2003.

At September 30, 1995, Short-Duration Income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $35,000. Pursuant to the Internal Revenue Code, such capital loss carryforward will expire in 2003.

At September 30, 1995, Municipal Income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $895,000. Pursuant to the Internal Revenue Code, such capital loss carryforward will expire in 2003.

Such capital loss carryforwards will reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolios of any liability for federal tax.

(f) When-Issued and Delayed Delivery Transactions

The Portfolios may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

(g) Futures contracts

In order to gain exposure to or protect against declines in security values, Quality Income Portfolio, Short-Duration Income Portfolio and Municipal Income Portfolio may buy and sell futures contracts. The Portfolios may also buy or write put or call options on these futures contracts.

The Portfolios generally sell futures contracts to hedge against declines in the value of portfolio securities. The Portfolios may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Portfolios will segregate assets to cover its commitments under such speculative futures contracts.

Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the contract is closed. For the period ended September 30, 1995, Quality Income Portfolio had a realized gain of $645,273, Short-Duration Income Portfolio and Municipal Income Portfolio recorded realized losses of $28,629 and $892,033 respectively on closed futures contracts.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(h) Options

In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Quality Income Portfolio may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Portfolio generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. The Portfolio may also use options for speculative purposes, although it does not employ options for this at the present time. The Portfolio will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. For the period ended September 30, 1995 Quality Income Portfolio had a realized gain of $134,642 on closed options contracts.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

(i) Residual Interests

A derivative security is any investment that derives its value from an underlying security, asset, or market index. The Quality Income Portfolio invests in mortgage security residual interests ("residuals") which are considered derivative securities. The Portfolio's investment in residuals has been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Portfolio has not incurred any indebtedness in the course of making these residual investments; nor have the Portfolio's assets been pledged to secure the indebtedness of the issuing structure or the Portfolio's investment in the residuals. In consideration of the risk associated with investment in residual

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

securities, it is the Portfolio's policy to limit its exposure at the time of purchase to no more than 20% of its total assets. The Portfolio will continue to invest in residual securities because, in the opinion of the Investment Manager, these investments can play a key role in fulfilling the Portfolio's objective of achieving high monthly income through providing a means of economic leverage.

(j) Deferred Expenses

Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.

(k) Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of wash sales.

NOTE 3: DIVIDENDS
Dividends will be declared daily and paid monthly to all shareholders invested in Quality Income Portfolio, Short-Duration Income Portfolio and Municipal Income Portfolio on the record date. Dividends are declared and paid semi-annually to all shareholders invested in Capital Growth Portfolio on the record date, dividends are declared and paid annually to all shareholders invested in the Growth Portfolio, Strategy Portfolio and Global Portfolio on the record date, and dividends are declared and paid quarterly to all shareholders invested in Income and Growth Portfolio on the record date. Dividends will be reinvested in additional shares of the same class and Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders in writing. Capital gains realized by each Portfolio, if any, are paid annually.

NOTE 4: INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS Commonwealth Investment Advisors, Inc., (formerly Cambridge Investment Advisors, Inc.), ("Investment Adviser"), receives for its services an annual investment advisory fee not to exceed the following percentages of the average daily net assets of the particular Portfolio: Capital Growth Portfolio, 0.80%; Quality Income Portfolio, 0.60%; Municipal Income Portfolio, 0.60%; Income and Growth Portfolio, 0.75%; and Global Portfolio, 1.10%. The Investment Adviser may, from time to time, voluntarily waive some or all of its investment advisory fee and may terminate any such voluntary waiver at any time at its sole discretion.

The Investment Adviser pays the sub-adviser to Municipal Income Portfolio an annual fee of

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

0.30%. The sub-adviser to the Income and Growth Portfolio receives from the Investment Adviser an annual fee expressed as a percentage of that Portfolio's assets as follows: 0.325% on the first $50 million in Portfolio assets, 0.275% on the next $150 million in assets, and 0.200% on assets over $500 million. No performance or incentive fees are paid to the sub-advisers. Under certain Sub-Advisory Agreements, the particular sub-adviser may, from time to time, voluntarily waive some or all of its sub-advisory fee charged to the Investment Adviser and may terminate any such voluntary waiver at any time in its sole discretion.

The Growth Portfolio has entered into an Investment Advisory and Management Agreement with Charter Asset Management, Inc. ("Charter"), a wholly-owned subsidiary of Mentor Investment Group, Inc., (formerly Investment Management Group, Inc.) ("Mentor") which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. Under this agreement, Charter's management fee is accrued daily and paid monthly at an annual rate of 0.70% applied to the average daily net assets of the Portfolio.

The Strategy Portfolio has entered into an Investment Advisory Agreement with Wellesley Advisors, Inc. ("Wellesley"), a wholly-owned subsidiary of Mentor. Under this agreement, Wellesley's management fee is accrued daily and paid monthly at an annual rate of 0.85% applied to the average daily net assets of the Portfolio.

The Short-Duration Income Portfolio has entered into an Investment Advisory Agreement with Commonwealth Investment Counsel, Inc. ("Commonwealth"), a wholly-owned subsidiary of Mentor. Under this agreement, Commonwealth's management fee is accrued daily and paid monthly at an annual rate of 0.50% applied to the average daily net assets of the Portfolio.

For the period ended September 30, 1995 the Investment Adviser and sub-advisers, Charter, Wellesley and Commonwealth earned and voluntarily waived the following advisory fees:

                           Adviser       Adviser Fee     Sub Adviser
                             Fee         Voluntarily         Fee
      Portfolio             Earned         Waived          Earned
Growth                    $1,143,696             -                -
Capital Growth               465,031             -                -
Strategy                   1,262,809             -                -
Income and Growth            460,486             -        $ 193,845
Global                       185,092       $10,545                -
Quality Income               563,032             -                -
Short-Duration Income         65,901        65,901                -
Municipal Income             380,281             -          190,141


MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Administrative personnel and services are provided by Mentor, under an Administration Agreement, at an annual rate 0.10% of the average daily net assets of each Portfolio. In order to limit the Portfolio's expenses during its start-up period, Mentor agreed to waive its fee for the first year of each Portfolios' operations. This waiver period elapsed on April 30, 1995 for the Short-Duration Income Portfolio. In addition, the Growth Portfolio and Strategy Portfolio provide direct reimbursement to Mentor for certain accounting and operation related costs not covered under the Administration Agreement. For the period ended September 30, 1995, the Growth Portfolio and Strategy Portfolio paid $6,579 and $6,117 respectively to Mentor for these direct reimbursements.

For the period ended September 30, 1995 Mentor earned the following administrative fees:

                                             Administrative
                          Administrative          Fee
                               Fee            Voluntarily
      Portfolio               Earned             Waived
Growth                       $108,285                  -
Capital Growth                 66,032                  -
Strategy                      146,572                  -
Income and Growth              69,316                  -
Global                         19,082                  -
Quality Income                106,885           $ 41,651
Short-Duration Income               -                  -
Municipal Income               72,055                  -


Charter, Wellesley, and Commonwealth have agreed to reimburse the Portfolios for the operating expenses (exclusive of interest, taxes, brokerage and distributions fees, and extraordinary expenses) in excess of the most restrictive expense limitation imposed by state securities commissions with jurisdiction over the Portfolios. The most stringent state expense limitation applicable to the Portfolios requires reimbursement of expenses not including expenses under the Portfolios' Distribution Plan, in any year that such expenses exceed 2.5% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 of average daily net assets, and 1.5% of the average daily net assets over $100,000,000. During the period ended September 30, 1995, no reimbursement from Charter, Wellesley or Commonwealth was required as a result of such state expense limitations.

NOTE 5: DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Class B shares of the Portfolios have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution Agreement between the Portfolios and Mentor
Distribu-

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

tors, Inc. ("Mentor Distributors") (formerly, Cambridge Distributors, Inc.) a wholly-owned subsidiary of Mentor, Mentor Distributors was appointed distributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolios' average daily net assets for the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio and Global Portfolio, 0.50% of the average daily net assets of the Quality Income Portfolio and Municipal Income Portfolio, and 0.30% of the average daily net assets for the Short-Duration Income Portfolio.

Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding .25 of 1% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios beneficially owned by the financial institution's customers for whom it is holder of record or with whom it has a servicing relationship.

Presently, the Portfolios' class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. For the period ended September 30, 1995, distribution fees and shareholder servicing fees were as follows:

                                           Shareholder-Servicing
                          Distribution     Fees
      Portfolio               Fees         Class A     Class B
Growth                     $1,222,284      $ 8,517     $395,696
Capital Growth                288,262       49,218       96,104
Strategy                    1,105,495        9,417      362,012
Income and Growth             322,260       45,843      107,652
Global                         68,125       14,893       27,172
Quality Income                334,771       66,334      168,263
Short-Duration Income          39,054        1,569       30,936
Municipal Income              207,611       54,057      104,393


Distribution fees are only applicable to Class B shares.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 6: INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments), for the period ended September 30, 1995, were as follows:

      Portfolio            Purchases          Sales
Growth                    $144,141,344     $137,124,525
Capital Growth             105,485,484       85,952,151
Strategy                   196,082,992      199,429,668
Income and Growth           35,406,377       41,334,627
Global                      25,080,716       24,953,356
Quality Income             351,397,916      405,788,314
Short-Duration Income       29,355,976       26,775,678
Municipal Income            26,715,099       42,198,478


NOTE 7: UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS
The cost of investments for federal income tax purposes amounted to $186,115,335, for the Growth Portfolio, $76,760,291 for the Capital Growth Portfolio, $204,015,264 for the Strategy Portfolio, $60,560,645 for the Income and Growth Portfolio, $18,087,647 for the Global Portfolio, $95,192,126 for the Quality Income Portfolio, $20,084,529 for the Short-Duration Income Portfolio and $56,429,527 for Municipal Income Portfolio at September 30, 1995. Gross unrealized appreciation and depreciation of investments at September 30, 1995 based on such costs were as follows:

                             Gross            Gross              Net
                           Unrealized       Unrealized        Unrealized
      Portfolio           Appreciation     Depreciation      Appreciation
Growth                    $ 78,797,576     $(2,375,066)     $ 76,422,510
Capital Growth              11,314,295        (762,121)       10,552,174
Strategy                    40,434,604      (2,710,644)       37,723,960
Income and Growth            7,103,546      (1,037,475)        6,066,071
Global                       1,626,071        (665,948)          960,123
Quality Income                 999,511        (370,116)          629,395
Short-Duration Income          303,364         (23,345)          280,019
Municipal Income             3,047,351        (427,116)        2,620,235


MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 8: FORWARD CONTRACTS
In connection with portfolio purchases and sales of securities denominated in a foreign currency, Global Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time Global Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At September 30, 1995 Global Portfolio had outstanding forward contracts as set forth below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                        Contracts          In Exchange     Net Unrealized
                Settlement Date                     to Deliver/Receive         For          Appreciation
Sales
10/2/95      Malaysian Ringgit                             62,333            $24,814        $20

NOTE 9: CAPITAL SHARE TRANSACTIONS
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:

                                                                Period  Mentor Growth Portfolio  Year
                                                             Ended 9/30/95                  Ended 12/31/94
                                                        Shares          Dollar          Shares          Dollar
CLASS A*:
Shares sold                                            1,270,059     $ 19,846,126
Shares issued upon reinvestment of distributions               -                -
Shares redeemed                                           (3,410)         (53,044)
Change in net assets from capital share
  transaction                                          1,266,649     $ 19,793,082

CLASS B**:
Shares sold                                            2,282,441     $ 32,813,557      2,621,726     $ 35,199,222
Shares issued upon reinvestment of distributions               -                -      1,176,364       14,274,538
Shares redeemed                                       (2,585,359)     (37,845,400)    (1,714,715)     (23,019,529)
Change in net assets from capital share
  transaction                                           (302,918)    $ (5,031,843)     2,083,375     $ 26,454,231


MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                                                   Mentor Capital Growth Portfolio
                                                                 Year                           Year
                                                            Ended 9/30/95                   Ended 9/30/94
                                                       Shares         Dollars          Shares         Dollars
CLASS A:
Shares sold                                             100,226     $    949,902        155,406     $  2,353,285
Shares issued in connection with acquisition of
  Mentor/Cambridge Growth Portfolio+                    671,791       10,681,477              -                -
Shares issued upon reinvestment of distributions        125,218        1,954,221         21,385          320,355
Shares redeemed                                        (473,840)      (7,405,251)      (809,281)     (12,181,621)
Change in net assets from capital share
  transactions                                          423,395     $  6,180,349       (632,490)    $ (9,507,981)

CLASS B:
Shares sold                                             329,014     $  1,869,220        484,356     $  7,254,585
Shares issued in connection with acquisition of
  Mentor/Cambridge Growth Portfolio+                  1,255,213       19,669,182              -                -
Shares issued upon reinvestment of distributions        256,857        3,961,731         29,045          435,097
Shares redeemed                                        (968,058)     (15,000,398)    (1,479,886)     (22,203,933)
Change in net assets from capital share
  transactions                                          873,026     $ 10,499,735       (966,485)    $(14,514,251)

                                                                PeriodMentor Strategy Portfolio Year
                                                             Ended 9/30/95                 Ended 12/31/94
                                                        Shares          Dollar         Shares         Dollar
CLASS A*:
Shares sold                                              690,271     $ 10,122,356
Shares issued upon reinvestment of distributions               -                -
Shares redeemed                                           (1,062)         (15,555)
Change in net assets from capital share
  transactions                                           689,209     $ 10,106,801

CLASS B**:
Shares sold                                            2,247,821     $ 31,437,475     5,670,538      70,664,481
Shares issued upon reinvestment of distributions           1,708           20,979             -               -
Shares redeemed                                       (2,121,049)     (29,118,194)     (642,107)     (7,772,804)
Change in net assets from capital share
  transactions                                           128,480     $  2,340,260     5,028,431     $62,891,677

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                                                Mentor Income and Growth Portfolio
                                                                Year                          Year
                                                            Ended 9/30/95                 Ended 9/30/94
                                                       Shares        Dollars         Shares         Dollars
CLASS A:
Shares sold                                            255,128     $  3,928,730       621,368     $ 9,508,705
Shares issued upon reinvestment of distributions        49,436          741,971        31,362         474,885
Shares redeemed                                       (307,376)      (4,818,528)     (150,563)     (2,281,176)
Change in net assets from capital share
  transactions                                          (2,812)    $   (147,827)      502,167     $ 7,702,414

CLASS B:
Shares sold                                            602,055     $  9,529,693     1,909,839     $29,152,862
Shares issued upon reinvestment of distributions        98,685        1,467,195        59,116         895,345
Shares redeemed                                       (806,196)     (12,489,370)     (356,385)     (5,411,387)
Change in net assets from capital share
  transactions                                        (105,456)    $ (1,492,482)    1,612,570     $24,636,820

                                                               Mentor Perpetual Global Portfolio
                                                                Year                        Year
                                                           Ended 9/30/95              Ended 9/30/94(a)
                                                       Shares        Dollars       Shares        Dollars
CLASS A:
Shares sold                                            142,470     $ 2,073,646     713,962     $10,133,334
Shares issued upon reinvestment of distributions             -               -           -               -
Shares redeemed                                       (335,189)     (4,810,857)    (89,781)     (1,281,155)
Change in net assets from capital share
  transactions                                        (192,719)    $(2,737,211)    624,181     $ 8,852,179

CLASS B:
Shares sold                                            417,981     $ 6,078,915     593,033     $ 8,409,160
Shares issued upon reinvestment of distributions             -               -           -               -
Shares redeemed                                       (174,218)     (2,478,417)    (28,362)       (404,051)
Change in net assets from capital share
  transactions                                         243,763     $ 3,600,498     564,671     $ 8,005,109

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                                                    Mentor Quality Income Portfolio
                                                                 Year                            Year
                                                             Ended 9/30/95                   Ended 9/30/94
                                                        Shares         Dollars          Shares         Dollars
CLASS A:
Shares sold                                              132,285     $  1,706,716        175,391     $  2,326,934
Shares issued upon reinvestment of distributions          89,969        1,159,149        104,113        1,395,612
Shares redeemed                                         (745,107)      (9,570,406)    (1,319,559)     (17,795,382)
Change in net assets from capital share
  transactions                                          (522,853)    $ (6,704,541)    (1,040,055)    $(14,072,836)

CLASS B:
Shares sold                                              421,513     $  5,506,753        895,699     $ 12,254,465
Shares issued upon reinvestment of distributions         223,602        2,883,354        290,900        3,906,462
Shares redeemed                                       (2,078,944)     (26,675,096)    (4,142,540)     (55,693,346)
Change in net assets from capital share
  transactions                                        (1,433,829)    $(18,284,989)    (2,955,941)    $(39,532,419)

                                                                        Mentor Short-Duration
                                                                Period     Income Portfolio     Period
                                                             Ended 9/30/95                Ended 12/31/94***
                                                        Shares          Dollar         Shares          Dollar
CLASS A*:
Shares sold                                               80,087     $  1,015,595
Shares issued upon reinvestment of distributions             322            4,089
Shares redeemed                                           (1,399)         (17,786)
Change in net assets from capital share
  transactions                                            79,010     $  1,001,898

CLASS B**:
Shares sold                                            1,116,509     $ 14,138,694     2,235,823     $ 27,846,704
Shares issued upon reinvestment of distributions          56,501          708,003        29,697          366,811
Shares redeemed                                       (1,011,667)     (12,759,888)     (858,396)     (10,590,296)
Change in net assets from capital share
  transactions                                           161,343     $  2,086,809     1,407,124     $ 17,623,219

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                                                 Mentor Municipal Income Portfolio
                                                                Year                          Year
                                                            Ended 9/30/95                 Ended 9/30/94
                                                       Shares        Dollars         Shares        Dollars
CLASS A:
Shares sold                                             71,110     $  1,021,048      192,548     $  2,946,139
Shares issued upon reinvestment of distributions        45,425          658,265       51,632          797,051
Shares redeemed                                       (483,463)      (6,926,047)    (328,132)      (4,975,320)
Change in net assets from capital share
  transactions                                        (366,928)    $ (5,246,734)     (83,952)    $ (1,232,130)
CLASS B:
Shares sold                                            247,851     $  3,605,763      723,926     $ 11,283,387
Shares issued upon reinvestment of distributions        99,198        1,439,916      109,721        1,694,171
Shares redeemed                                       (903,907)     (13,100,688)    (809,227)     (12,195,599)
Change in net assets from capital share
  transactions                                        (556,858)    $ (8,055,009)      24,420     $    781,959

* For the period from June 5, 1995 (issuance of Class A shares) to September 30, 1995.
**   For the period from January 1, 1995 to September 30, 1995.
***  For the period from April 29, 1994 (commencement of operations) to December
        31, 1994.
+ On September 27, 1995, Capital Growth Portfolio acquired the net assets of Mentor/Cambridge Growth Portfolio in exchange for Class A and Class B shares of the Capital Growth Portfolio pursuant to a plan of reorganization approved by the shareholders of Mentor/Cambridge Growth Portfolio on September 21, 1995. The acquisition was accomplished by a tax free exchange of 1,927,004 shares of the Capital Growth Portfolio for the net assets of Mentor/Cambridge Growth Portfolio. The net assets of Mentor/Cambridge Growth Portfolio on that date including $3,953,496 of unrealized appreciation on investments, were combined with Capital Growth Portfolio. The aggregate net assets of Capital Growth Portfolio and Mentor/Cambridge Growth Portfolio immediately before the acquisition were $56,351,987 and $30,350,659, respectively. The net assets of Capital Growth Portfolio immediately after the acquisition were $86,702,646.

(a) For the period from March 29, 1994 (commencement of operations) to September 30, 1994.

MENTOR FUNDS
INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
MENTOR FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Perpetual Global Portfolio, Quality Income Portfolio, Short-Duration Portfolio and Municipal Income Portfolio, portfolios of Mentor Funds (the Funds) as of September 30, 1995 and the related statements of operations for the year or period then ended (pages 50 to 51), the statements of changes in net assets for each of the years or periods in the two year period then ended (pages 52 to 54) and the financial highlights for Class A and Class B shares for each of the years or periods in the six year period then ended (pages 55 to 63). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Perpetual Global Portfolio, Quality Income Portfolio, Short-Duration Portfolio and Municipal Income Portfolio, portfolios of Mentor Funds as of September 30, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the aforementioned years or periods in the two year period then ended and the financial highlights for each of the years or periods as indicated on pages 55 to 63, in conformity with generally accepted accounting principles.

                                       KPMG PEAT MARWICK LLP

Boston, Massachusetts
November 10, 1995

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995



                            PERCENT OF NET ASSETS       SHARES    MARKET VALUE

COMMON STOCKS                          65.30%

BASIC MATERIALS                                6.71%
Nalco Chemical Company                                  1,200      $ 40,950
Sherwin Williams Company                                1,200        42,000
Sonoco Products Company                                 2,698        74,870
Unifi, Inc.                                             2,355        57,698
                                                                    215,518

CAPITAL GOODS & CONSTRUCTION                   7.67%
Amp, Inc.                                               1,100        42,350
General Electric Company                                1,230        78,412
W.W. Grainger, Inc.                                       850        51,319
York International Company                              1,760        74,140
                                                                    246,221

CONSUMER CYCLICAL                              6.10%
Gannett Company                                         1,000        54,625
Newell Company                                          3,020        74,745
R.R. Donnelley & Sons                                   1,700        66,300
                                                                    195,670

CONSUMER STAPLES                              10.77%
Interpublic Group Company                               1,890        75,128
Johnson & Johnson, Inc.                                 1,025        75,978
McDonald's Corporation                                  1,770        67,702
Pfizer, Inc.                                              900        48,037
Sysco Corporation                                       2,900        79,025
                                                                    345,870

ENERGY                                         2.32%
Schlumberger, Ltd.                                      1,140        74,385

FINANCIAL                                      8.56%
American Express Company                                1,700        75,437
Banc One Corporation                                    1,812        66,138
Federal National Mortgage Association                     650        67,275
United Asset Management Company                         1,640        65,805
                                                                    274,655

RETAIL                                         6.28%
Albertson's, Inc.                                       1,980        67,568
Avon Products Company                                     890        63,857
May Department Stores                                   1,600        70,000
                                                                    201,425


TECHNOLOGY                                     9.51%
General Motors Corporation - Class E                    1,200     $  54,600
Intel Corporation                                         920        55,315
Linear Technology Corporation                           1,200        49,800
Motorola, Inc.                                          1,000        76,375
Premier Industrial Corporation                          2,770        69,250
                                                                    305,340

TRANSPORTATION                                 2.20%
Werner Enterprises, Inc.                                3,400        70,550

MISCELLANEOUS                                  5.18%
Corning, Inc.                                           1,600        45,800
Olsten Corporation                                      1,200        46,650
Tyco International, Ltd.                                1,170        73,710
                                                                    166,160

TOTAL COMMON STOCKS (COST $1,773,254)                             2,095,794

FIXED INCOME SECURITIES                34.79%

U.S. GOVERNMENT AND AGENCIES SECURITIES       26.67%

U.S. TREASURY BONDS                           12.38%
7.38%  5/15/96                                       $ 75,000        75,764
7.88% 11/15/04                                         60,000        66,743
7.25%  5/15/16                                         40,000        42,784
7.13%  2/15/23                                         95,000       100,706
7.50% 11/15/24                                        100,000       111,224
                                                                    397,221

U.S. TREASURY NOTES                           12.73%
6.50%  8/15/97                                        125,000       126,408
6.50%  4/30/99                                        120,000       122,012
6.13%  7/31/00                                         40,000        40,145
7.75%  2/15/01                                         30,000        32,314
7.50%  5/15/02                                         45,000        48,406
5.88%  2/15/04                                         40,000        39,132
                                                                    408,417


FEDERAL HOME LOAN BANK                         1.56%
8.32%  1/30/98                                        $50,000   $    50,309

TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES (COST $816,325]       855,947

CORPORATE BONDS                                5.02%
Case Equipment Loan, 4.40%, 11/15/98                   14,247        14,195
Nationsbank Corporation, 9.38%, 9/15/09                35,000        41,674
Norwest Corporation, 6.80%, 5/15/02                    60,000        60,450
Traveler's, Inc., 8.63%, 2/01/07                       40,000        44,950
TOTAL CORPORATE BONDS (COST $159,877)                               161,269

SHORT-TERM INVESTMENT                          3.10%

REPURCHASE AGREEMENT
Nationsbank Corporation
Dated 9/29/95, 6.40%, due 10/02/95,
collateralized by $70,000 U.S. Treasury Note,
11.75%, 11/15/14 (cost $99,557)                        99,557        99,557

TOTAL FIXED INCOME SECURITIES (COST $1,075,759)                   1,116,773

TOTAL INVESTMENTS (COST $2,849,013)          100.09%              3,212,567

OTHER ASSETS LESS LIABILITIES                 (0.09%)                (2,994)

NET ASSETS                                   100.00%             $3,209,573


See notes to financial statements.

MENTOR FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995



                                                                 MENTOR
                                                                BALANCED
                                                               PORTFOLIO

ASSETS
  Investments, at market value * (Note 2)                      $3,212,567
  Receivables
    Investments sold                                               54,924
    Dividends and interest                                         21,307
  Other assets                                                      3,331
    Total assets                                                3,292,129

LIABILITIES
  Payable for investments purchased                                82,175
  Accrued expenses and other liabilities                              381
    Total liabilities                                              82,556
NET ASSETS                                                     $3,209,573

Net Assets represented by:
  Additional paid-in capital                                   $2,663,556
  Undistributed net investment income                              77,407
  Accumulated net realized gain on
    investment transactions                                       105,056
  Net unrealized appreciation of investments (Note 6)             363,554
    Net Assets                                                 $3,209,573

    Shares Outstanding                                            216,091
NET ASSET VALUE PER SHARE                                      $    14.85


*Investments at cost $2,849,013.


See notes to financial statements.

MENTOR FUNDS
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 1995


                                         MENTOR
                                        BALANCED
                                       PORTFOLIO*

INVESTMENT INCOME
  Dividends                                              $  28,094
  Interest                                                  61,868
    Total investment income                                 89,962
Expenses
  Distribution fee (Note 4)                                 17,894
  Management fee (Note 3)                                   14,563
  Shareholder servicing fee (Note 4)                         5,965
  Custodian and accounting fees                              5,028
  Registration expenses                                      2,119
  Shareholder reports and postage expenses                     674
  Legal and audit fees                                       4,055
  Directors' fees and expenses                                 271
  Miscellaneous expenses                                        41
    Total expenses                                          50,610
Deduct
  Waiver of distribution fee (Note 4)                       17,894
  Waiver of management fee (Note 3)                         14,563
  Waiver of shareholder servicing fee (Note 4)               5,965
NET EXPENSES                                                12,188

NET INVESTMENT INCOME                                       77,774

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments sold                    112,161
  Change in unrealized appreciation
    (depreciation) of investments                          379,762
  Net realized and unrealized gain on investments          491,923
Net increase in net assets resulting
  from operations                                         $569,697


*For the period from January 1, 1995 to September 30, 1995.


See notes to financial statements.

MENTOR FUNDS
STATEMENT OF CHANGES IN NET ASSETS


                                                                         MENTOR
                                                                    BALANCED PORTFOLIO
                                                                  PERIOD                  PERIOD
                                                                  ENDED                    ENDED
                                                                 9/30/95*               12/31/94**
INCREASE IN NET ASSETS
OPERATIONS
  Net investment income                                          $    77,774            $    50,691
  Net realized gain (loss) on investments sold                       112,161                 (7,105)
  Change in unrealized appreciation (depreciation)
         of investments                                              379,762                (16,208)

    Increase in net assets from operations                           569,697                 27,378

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                               (7,781)               (43,277)

CAPITAL SHARE TRANSACTIONS (NOTE 7)
    Change in net assets from capital
          share transactions                                        (263,442)             2,926,998

Net increase in net assets                                           298,474              2,911,099

NET ASSETS
  Beginning of period                                              2,911,099                -
  End of period                                                   $3,209,573             $2,911,099


*For the period from January 1, 1995 to September 30, 1995.
**For the period from June 21, 1994 (commencement of operations) to December 31,
  1994.


See notes to financial statements.

MENTOR FUNDS
FINANCIAL HIGHLIGHTS


                                               MENTOR BALANCED
                                                  PORTFOLIO

                                             PERIOD          PERIOD
                                              ENDED           ENDED
                                            9/30/95*       12/31/94**


PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD        $ 12.44        $ 12.50
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.36           0.22
  Net realized and unrealized
      gain (loss) on investments               2.08          (0.09)
Total from investment operations               2.44           0.13

LESS DISTRIBUTIONS
  Dividends from net investment income        (0.03)         (0.19)

NET ASSET VALUE, END OF PERIOD              $ 14.85        $ 12.44

Total Return                                  19.28%          1.00%

Ratios / Supplemental Data

Net assets, end of period (in thousands)    $ 3,210        $ 2,911

Ratio of expenses to
  average net assets                           0.50%(a)       0.50%(a)

Ratio of expenses to average
  net assets excluding waiver                  2.12%(a)       2.72%(a)

Ratio of net investment income
     to average net assets                     3.26%(a)       3.32%(a)

Portfolio turnover rate                          65%            71%


(a) Annualized.
*  For the period from January 1, 1995 to September 30, 1995.
** For the period from June 21, 1994 (commencement of operations) to December 31, 1994.


See notes to financial statements.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 1995

NOTE 1:  ORGANIZATION

The Mentor Funds (formerly Cambridge Series Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On April 12, 1995 the name of the Trust was changed to Mentor Funds ("Mentor Funds"). On April 12, 1995 the portfolios of Mentor Series Trust were merged into newly formed portfolios of Mentor Funds. Mentor Funds consists of nine separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at September 30, 1995, as follows:

        Mentor Growth Portfolio (formerly Mentor Growth Fund)
        ("Growth Portfolio")
        Mentor Capital Growth Portfolio (formerly Cambridge Capital Growth Portfolio) ("Capital Growth Portfolio")
        Mentor Strategy Portfolio (formerly Mentor Strategy Fund)
        ("Strategy Portfolio")
        Mentor Income and Growth Portfolio (formerly Cambridge Income and Growth Portfolio) ("Income and Growth Portfolio")
        Mentor Perpetual Global Portfolio (formerly Cambridge Global Portfolio) ("Global Portfolio")
        Mentor Quality Income Portfolio (formerly Cambridge Government Income Portfolio) ("Quality Income Portfolio")
        Mentor Short-Duration Income Portfolio (formerly Mentor Short-Duration Income Fund) ("Short-Duration Income Portfolio")
        Mentor Municipal Income Portfolio (formerly Cambridge Municipal Income Portfolio) ("Municipal Income Portfolio")
        Mentor Balanced Portfolio (formerly Mentor Balanced Fund)
        ("Balanced Portfolio")

The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

The financial statements included in this report are for the Balanced Portfolio (hereinafter referred to as the "Portfolio").

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Securities - Listed securities held by the Portfolio and traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolio as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

U.S. Government obligations held by the Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolio's Board of Trustees. In determining value, the dealers use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.

(b) Repurchase Agreements- It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Fund's adviser to be creditworthy pursuant to guidelines established by the Mentor Fund's Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.

(c) Security Transactions and Investment Income - Security transactions for the Portfolio are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Interest income includes interest and discount earned (net of premium) on short term obligations, and interest earned on all other debt securities including original issue discounts as required by the Internal Revenue Code. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.

(d) Federal Income Taxes - No provision for federal income taxes has been made since it is the Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains, if any.

(e) Distributions to Shareholders- Distributions from net investment income and net realized capital gains, after offsetting capital loss carryovers are distributed annually for the Portfolio.

NOTE 3:  INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Portfolio has entered into an Investment Advisory Agreement with Commonwealth Investment Counsel, Inc. ("Commonwealth"), a wholly-owned subsidiary of Mentor Investment Group, Inc. (formerly Investment Management Group, Inc.) ("Mentor"), which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. ("Wheat"). Under this agreement, Commonwealth's management fee is accrued daily and paid monthly at an annual rate of 0.75% applied to the average daily net assets of the Portfolio. In order to limit the Portfolio's expenses, during the period ended September 30, 1995, Commonwealth has agreed to reduce its compensation to the extent that expenses of the Portfolio (exclusive of brokerage, interest, taxes, deferred organization expenses, and payments under the Portfolio's Distributions Plan) exceed an annual rate of 0.50% of the Portfolio's average net assets. For the period ended September 30, 1995, Commonwealth earned and voluntarily waived advisory fees of $14,563 for the Portfolio.

Administrative personnel and services are provided by Mentor to the Portfolio, under an Administration Agreement, at an annual rate of .10 of 1% of the average daily net assets of the Portfolio. In order to limit the Portfolio's expenses during its start-up period, Mentor agreed to waive its fee for the first year of the Portfolio's operations.

Commonwealth has agreed to reimburse the Portfolio for the operating expenses (exclusive of interest, taxes, brokerage and distributions fees, and extraordinary expenses) in excess of the most restrictive expense limitation imposed by state securities commissions with jurisdiction over the Portfolio. The most stringent state expense limitation applicable to the Portfolio requires reimbursement of expenses in any year that such expenses exceed 2.5% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 of average daily net assets, and 1.5% of the average daily net assets over $100,000,000. During the period ended September 30, 1995, no reimbursement from Commonwealth was required as a result of such state expense limitations.

NOTE 4:  DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under a Distribution Agreement between the Portfolio and Mentor Distributors, Inc. ("Mentor Distributors") (formerly Cambridge Distributors, Inc.) a wholly-owned subsidiary of Mentor, was appointed distributor of the Portfolio. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, under which the Portfolio pays a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolio's average daily net assets.

Effective, June 21, 1994 the Portfolio commenced payment of certain compensation to Wheat under a Shareholder Service Agreement for administrative support services at an annual rate of 0.25% of the Portfolio's average daily net assets. The total charges to be borne by the Portfolio, under the Distribution and Shareholder Service Agreements is expected to remain at an annual rate of 1% of the Portfolio's average daily net assets. For the period ended September 30, 1995 Wheat earned and voluntarily waived distribution and shareholder services fees of $17,894 and $5,965 respectively.

NOTE 5:  INVESTMENT TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, aggregated $1,972,063 and $2,102,048 respectively, for the the period ended September 30, 1995.

NOTE 6:  UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS

At September 30, 1995, the cost of investments for federal income tax purposes amounted to $2,849,013 and net unrealized appreciation aggregated $363,554, of which $375,775 related to appreciated securities and $12,221 related to depreciated securities.

NOTE 7:  CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:

                                                     Period                    Period
                                                      Ended                     Ended
                                                     9/30/95*                 12/31/94**
                                                  Shares   Dollars        Shares     Dollars
Shares sold                                        6,784   $  90,000      233,931   $2,926,998
Shares issued upon reinvestment of distribution    3,998      51,058         -          -
Shares redeemed                                  (28,622)   (404,500)        -          -
Change in net assets from capital share
     transactions                                (17,840)  $(263,442)     233,931   $2,926,998


* For the period from January 1, 1995 to September 30, 1995.
**For the period from June 21, 1994 (commencement of operations) to December 31,
  1994.

MENTOR FUNDS
INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
MENTOR FUNDS

We have audited the accompanying statement of assets and liabilities of the Mentor Balanced Portfolio, a portfolio of Mentor Funds, including the portfolio of investments, as of September 30, 1995, and the related statement of operations for the period from January 1, 1995 to September 30, 1995, and the statements of changes in net assets and financial highlights for the period from January 1, 1995 through September 30, 1995 and the period from June 21, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Mentor Balanced Portfolio, a portfolio of Mentor Funds, as of September 30, 1995, and the results of its operations for the period from January 1, 1995 through September 30, 1995, and the changes in its net assets and financial highlights for the period from January 1, 1995 through September 30, 1995 and the period from June 21, 1994 to December 31, 1994 in conformity with generally accepted accounting principles.

                                                  KPMG PEAT MARWICK LLP

Boston, Massachusetts
November 10, 1995





                          PART C.   OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

     (a)  Financial Statements

          (1) Statement of Assets and Liabilities -- September 30, 1995* Statement of Operations -- period/year ended September 30, 1995* Statement of Changes in Net Assets -- years/periods ended
                 September 30, 1995 and September 30, 1994*
               Financial Highlights *(+)
               Notes to Financial Statements*



_____________

*         Included in Part B to this Registration Statement.


(+)       Included in Part A to this Registration Statement.


      (b)  Exhibits:

           (1) Conformed copy of Declaration of Trust of the Registrant, with Amendments No. 1 and 2 (2);

           (2)       Copy of By-Laws of the Registrant (1);

           (3)       Not applicable;

           (4) Copy of Specimen Certificates for both Class A and Class B Shares of Beneficial Interest for each New Portfolio (6);

           (5)(i) Conformed copy of Management Agreement of the Registrant with Mentor Advisors, Inc.(2);
                     (a)Conformed copy of New Exhibit A to Management Agreement to include the Global Portfolio(4);

              (ii) Conformed copy of Investment Advisory Agreement for the Cambridge Growth Portfolio (2);

              (iii) Conformed copy of Investment Advisory Agreement for the Capital Growth Portfolio (2);

              (iv) Conformed copy of Investment Advisory Agreement for the Government Income Portfolio (4);
                     (v)Conformed copy of Investment Advisory Agreement for the Municipal Income Portfolio (2);

              (vi) Conformed copy of Investment Advisory Agreement for the Income and Growth Portfolio (3);

              (vii) Conformed copy of Investment Advisory Agreement for the Global Portfolio (4);

              (viii) Form of Investment Advisory and Management Agreement for the Growth Portfolio (6);

              (ix) Form of Investment Advisory and Management Agreement for the Strategy Portfolio (6);

              (x) Form of Investment Advisory and Management Agreement for the Short-Duration Income Portfolio (6);

              (xi) Form of Investment Advisory and Management Agreement for the Balanced Portfolio (6);

           (6)(i) Conformed copy of Distributor's Contract of the Registrant with Distributors, Inc., through and including Exhibit I (3);

              (ii) Form of New Exhibit J to the Distributor's Contract in respect of the Class A and B shares of the Growth, Strategy, Short-Duration Income Portfolios and the Balanced Portfolio (6);

           (7)       Not applicable;

            (8)(i) Conformed copy of Custodian Contract of the Registrant with Investors Fiduciary Trust Company (2);

              (ii) Conformed copy of Custodian Contract of the Registrant with State Street Bank and Trust Company (2);

             (iii) Form of Administrative Services Agreement of the Registrant in respect of each Portfolio (6);

              (iv) Form of Custodian Contract with State Street Bank and Trust Company in respect of foreign securities*;

            (9)(i) Conformed copy of Transfer Agency and Registrar Agreement of the Registrant (2);

              (ii) Conformed copy of Shareholder Services Plan of the Registrant through and including Exhibit B in respect of the Cambridge Growth, Capital Growth, Government Income, Municipal Income, Income and Growth, and Global Portfolios (3);

              (iii) Form of New Exhibit C to the Shareholder Services Plan in respect of the Class A and B shares of the Growth, Strategy, Short-Duration Income Portfolios and the Balanced Portfolio (6);

           (10)      Not applicable;

           (11)(i)   Conformed copy of Independent Auditors Consent;*

               (ii) Conformed copy of KPMG Peat Marwick LLP opinion on Methodology and Procedures for Accounting for Multiple Classes of Shares (5);

           (12)      Not applicable;

           (13)      Conformed copy of Initial Capital Understanding (1);

           (14)      Not applicable;

           (15)(i) Conformed copy of Distribution Plan for each Portfolio of the Trust (other than the New Portfolios);

              (ii) Copy of 12b-1 Agreement (Sales Agreement) with Mentor Distributors, Inc. (3);

              (iii) Form of Plan of Distribution pursuant to Rule 12b-1 in respect of the Growth Portfolio (6);

              (iv) Form of Plan of Distribution pursuant to Rule 12b-1 in respect of the Strategy Portfolio (6);

              (v) Form of Plan of Distribution pursuant to Rule 12b-1 in respect of the Short-Duration Portfolio (6);

              (vi) Form of Plan of Distribution pursuant to Rule 12b-1 in respect of the Balanced Portfolio (6);

           (16)(i)   Schedules for Computation of Performance
                     (all Portfolios)(3)

           (18)      Rule 18f-3(d) Plan*

           (27)(i)   Financial Data Schedules of Class A Shares*

               (ii)  Financial Data Schedules of Class B Shares*

               (iii) Financial Data Schedules in respect of the Balanced
                     Portfolio.*


1. Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed April 14, 1992.
2. Incorporated by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed May 14, 1993.
3. Incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed November 26, 1993.
4. Incorporated by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed August 3, 1994.
5. Incorporated by reference to Registrant's Post-Effective Amendment No. 8 on Form N-1A filed January 27, 1995.
6. Incorporated by reference to Registrant's Post-Effective Amendment No. 9 on form N-1A filed March 15, 1995.
*Filed herewith



Item 25.  Persons Controlled by or Under Common Control with Registrant:

          References made to "Principal Holders of Securities" in Part B of this Registration Statement

Item 26.  Number of Holders of Securities as of November 30, 1995:


   Multiclass Portfolios                   Class A           Class B

Capital Growth Portfolio                   2,019             4,976
Global Portfolio                             624             1,573
Growth Portfolio                             314            17,529
Income and Growth Portfolios               1,070             3,364
Municipal Income Portfolios                  545             1,360
Quality Income Portfolio                   1,096             3,348
Short-Duration Income Portfolio               60             1,037
Strategy Portfolio                           334            15,458

 Single Class Portfolio


Balanced Portfolio                             6


Item 27.  Indemnification:


1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed January 31, 1992 (File Nos. 33-45315 and 811-6550).



Item 28.  Business and Other Connections of Investment Advisers



      The business and other connections of each director, officer, or partner of the entities below in which such director, officer, or partner is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee are set forth in the following tables.



      (a) The following is additional information with respect to the directors and officers of Commonwealth Advisors, Inc.:


                                                       Other Substantial
                         Position with the             Business, Profession,
Name                     Investment Adviser            Vocation or Employment*

Peter J. Quinn, Jr.      President and Director        President, Mentor
                                                       Distributors, Inc.;
                                                       Managing Director,
                                                       Mentor Investment
                                                       Group, Inc. and
                                                       Wheat First Butcher
                                                       Singer, Inc.;
                                                       Trustee, The Mentor
                                                       Funds; Mentor
                                                       Investment Group,
                                                       Inc. and Wheat First
                                                       Butcher Singer;
                                                       formerly, Senior
                                                       Vice President/Director
                                                       of Mutual Funds,
                                                       Wheat, First
                                                       Securities Inc.

John M. Ivan             Secretary                     Managing Director,
                                                       Senior Vice
                                                       President, Director
                                                       of Compliance and
                                                       Assistant General
                                                       Counsel, Wheat,
                                                       First Securities,
                                                       Inc.; Managing
                                                       Director and
                                                       Assistant Secretary,
                                                       Wheat First Butcher
                                                       Singer, Inc.
                                                       (formerly WFS
                                                       Financial
                                                       Corporation); Clerk,
                                                       Cash Resource Trust
                                                       and Mentor
                                                       Institutional Trust;
                                                       Secretary, Mentor
                                                       Income Fund, Inc.

Thomas L. Souders        Treasurer                     Managing Director and
                                                       Chief Financial Officer,
                                                       Wheat, First Securities,
                                                       Inc.; formerly, Manager
                                                       of Internal Audit,
                                                       Heilig-Myers; formerly,
                                                       Manager, Peat Marwick &
                                                       Mitchell & Company







(b) The following is additional information with respect to the directors and officers of Charter Asset Management, Inc. ("Charter"):


                                                       OTHER SUBSTANTIAL
                            POSITION WITH THE          BUSINESS, PROFESSION,
NAME                        INVESTMENT ADVISER         VOCATION OR EMPLOYMENT

Theodore W. Price           Director and President     None

Linda A. Ziglar             Senior Vice President      None

Jeffrey S. Drummond         Vice President             None

John M. Ivan                Secretary                  See Item 28(a).

Jonathan M. Harris*         Assistant Secretary        Managing Director,
                                                       Secretary and General
                                                       Counsel, Wheat, First
                                                       Securities, Inc.,
                                                       Senior Vice President,
                                                       Secretary and General
                                                       Counsel, Wheat First
                                                       Butcher Singer, Inc.;
                                                       Assistant Secretary,
                                                       Wellesley Advisors,
                                                       Inc.

Thomas L. Souders           Treasurer                  See Item 28(a).

Robert P. Wilson            Assistant Treasurer         Managing Director and
                                                        Treasurer of Wheat
                                                        First Butcher Singer,
                                                        Inc. and Wheat, First
                                                        Securities, Inc.;
                                                        Assistant Treasurer,
                                                        Wellesley Advisors,
                                                        Inc.


(c) The following is additional information with respect to the directors and officers of Wellesley Advisors, Inc. ("Wellesley"):


                                                       Other Substantial
                            Position with the          Business, Profession,
Name                        Investment Adviser         Vocation or Employment
Donald R. Hays              President                  Managing Director,
                                                       Wheat, First
                                                       Securities, Inc.

Asa Wesley Graves VII       Vice President             None

John M. Ivan                Secretary                  See Item 28(a).

Jonathan M. Harris*         Assistant Secretary        Managing Director,
                                                       Secretary and General
                                                       Counsel, Wheat, First
                                                       Securities, Inc.,
                                                       Senior Vice President,
                                                       Secretary and General
                                                       Counsel, Wheat First
                                                       Butcher Singer, Inc.;
                                                       Assistant Secretary,
                                                       Charter Asset
                                                       Management, Inc.

Thomas L. Souders           Treasurer                  See Item 28(a).

Robert P. Wilson            Assistant Treasurer        See Item 28(b).



(d) The following is additional information with respect to the directors and officers of Commonwealth Investment Counsel, Inc. ("CIC"):

                                                       OTHER SUBSTANTIAL
                                                       BUSINESS, PROFESSION,
                           POSITION WITH THE           VOCATION OR
NAME                       INVESTMENT ADVISER          EMPLOYMENT

John G. Davenport           President                  None


William F. Johnston,        Senior Vice President      None
III
                                                 -8-

R. Preston Nuttall          Senior Vice President      Formerly, Senior Vice
                                                       President, Capitoline
                                                       Investment Services,
                                                       919 East Main Street,
                                                       Richmond, VA 23219

Mary A. Beeghly             Vice President             None

John J. Kelly               Vice President             None

William H. West, Jr.        Vice President             Formerly, Vice President,
                                                       Mentor Income Fund, Inc.;
                                                       Vice President of Ryland
                                                       Capital Management,
                                                       Inc., Vice President,
                                                       RAC Income Fund, Inc.

Steven C. Henderson         Vice President             None

Stephen R. McClelland       Associate Vice             Formerly, Associate
                            President                  Vice President,
                                                       Investment Management
                                                       Group, Inc.

Thomas L. Souders           Treasurer                  See Item 28(a).

                                                 -9-
John M. Ivan                Secretary                  See Item 28(a).




(e) The following is additional information with respect to the directors and officers of Mentor Perpetual Advisors, L.L.C. ("Mentor Perpetual"):


                                                       OTHER SUBSTANTIAL
                            POSITION WITH THE          BUSINESS, PROFESSION,
NAME                        INVESTMENT ADVISOR         VOCATION OR EMPLOYMENT
Scott A. McGlashan          President                  Director, Perpetual
                                                       Portfolio Management
                                                       Limited

Martyn Arbib                Director                   Chairman, Perpetual
                                                       Portfolio Management
                                                       Limited

Roger C. Cormick            Director                   Deputy Chairman -
                                                       Marketing, Perpetual
                                                       Portfolio Management
                                                       Limited


Paul F. Costello            Director                   Managing Director, Wheat
                                                       First Butcher Singer, Inc.,;
                                                       Mentor Investment Group,
                                                       Inc.,; President, Cash Resource
                                                       Trust, Mentor Income Fund,
                                                       Inc., and Mentor Institutional
                                                       Trust.


Daniel J. Ludeman           Director                   Chairman and Chief
                                                       Executive Officer,
                                                       Mentor Investment
                                                       Group; Managing Director,
                                                       Wheat First Securities,
                                                       Inc.; Managing Director,
                                                       Wheat First Butcher
                                                       Singer, Inc.

David S. Mossop             Director                   Director, Perpetual
                                                       Portfolio Management
                                                       Limited

Richard J. Rossi            Director                   Managing Director,
                                                       Mentor Investment
                                                       Group, Inc.



(f) The following is additional information with respect to Wellington Management Company, Inc., located at 75 State Street, Boston Massachusetts 02109:



Catherine A. Smith         General Partner             --
Stephen A. Soderberg       General Partner             --
Ralph E. Stuart, Jr.       General Partner             --
Perry M. Traquina          General Partner             --
Gene R. Tremblay           General Partner             --
Mary Ann Tynan             General Partner             --
Ernst H. Von Metzsch       General Partner             --
James L. Walters           General Partner             --
Kim Williams               General Partner             --
Dena G. Willmore           General Partner             --
Francil V. Wisneski        General Partner             --



(g) The following is additional information with respect to the directors and officers of Van Kampen/American Capital Management Inc., located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181-4486:



Don G. Powell             Chairman, Chief Executive             --
                          Officer, Director

Dennis J. McDonnell       President, Chief Operating            --
                          Officer, Director

William R. Rybak          Executive Vice President,
                          Chief Financial Officer, Director     --

David R. Kowalski         Vice President                        --

Ronald A. Nyberg          Executive Vice President, Director    --

Edward A. Treichel        Senior Vice President                 --




* The address of Mentor Investment Group, Inc., Wheat, First Securities,
Inc., Wheat First Butcher Singer, Inc., The Mentor Funds, Mentor Income
Fund, Inc., Commonwealth Advisors, Charter, Wellesley, CIC, and Mentor Perpetual is 901 East Byrd Street, Richmond, VA 23219. The address of
Ryland Capital Management, Inc. and RAC Income Fund, Inc. is 11000 Broken
Land Parkway, Columbia, MD 21044. The address of Perpetual Portfolio Management Limited is 48 Hart Street, Henley-on-Thames, Oxon, England, RG92AZ.






Item 29.  Principal Underwriters:



     (a) Mentor Distributors, Inc. is the principal distributor for the Registrant's shares and acts as the principal underwriter for the Registrant.

                                               -10-


          Mentor Distributors, Inc. is a Virginia corporation and is an affiliate of Commonwealth Advisors, Charter, Wellesley, and Commonwealth.

NAME AND PRINCIPAL        POSITIONS AND OFFICES      POSITIONS AND OFFICES
BUSINESS ADDRESS          WITH UNDERWRITERS          WITH REGISTRANT


Peter J. Quinn, Jr.       President and Director     Trustee
901 East Byrd Street
Richmond, VA 23219

Paul F. Costello          Senior Vice President      President
901 East Byrd Street
Richmond, VA 23219

Thomas L. Souders         Treasurer                  None
901 East Byrd Street
Richmond, VA 23219

John M. Harris            Secretary                  None
901 East Byrd Street
Richmond, VA  23219

John M. Ivan              Assistant Secretary        Secretary
901 East Byrd Street
Richmond, VA 23219


Item 30.  Location of Accounts and Records:



     Response is incorporated by reference to Registrant's Initial Registration on Form N-1A filed January 31, 1992 (File Nos. 33-45315 and 811-6550).

Item 31.  Management Services

     None.

Item 32.  Undertakings:

      (a) Registrant hereby undertakes to comply with the provisions of
          Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

      (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.



                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, THE MENTOR FUNDS, certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1993 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond and the Commonwealth of Virginia, on the 12th day of January, 1996.



                                THE MENTOR FUNDS


                              By:  /s/ Paul F. Costello
                                   Paul F. Costello

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity and on the date indicated:

     Name                         Title                         Date


          *                                              January 12, 1996
-----------------------
Daniel J. Ludeman            Chairman and Trustee
                             (Chief Executive
                             Officer)



/s/ Peter J. Quinn, Jr.      Trustee                     January 12, 1996
-----------------------
 Peter J. Quinn, Jr.


          *                                              January 12, 1996
-----------------------
Arnold H. Dreyfuss           Trustee


          *                                              January 12, 1996
-----------------------
Thomas F. Keller             Trustee

          *                                              January 12, 1996
-----------------------
Louis W. Moelchert, Jr.      Trustee


          *                                              January 12, 1996
-----------------------
Troy A. Peery, Jr.           Trustee



/s/ Paul F. Costello                                         January 12, 1996
------------------------
   Paul F. Costello          President




 /s/  Terry L. Perkins                                       January 12, 1996
------------------------
   Terry L. Perkins          Treasurer (Principal Financial
                               and Accounting Officer)

*/s/ Peter J. Quinn, Jr.     Attorney-in-fact                January 12, 1996
------------------------
   Peter J. Quinn, Jr.




                                EXHIBIT INDEX

  Exhibit                                                                 Page
  (8)(iv)   Form of Custodian Contract
 (11)(i)    Independent Auditors' Consent
 (18)       Rule 18f-3(d) Plan
 (27)(i)    Financial Data Schedules - Class A
     (ii)   Financial Data Schedules - Class B
     (iii)  Financial Data Schedule - Balanced Portfolio